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BLUE CHIP
CASH MANAGEMENT
DISCOVERY
FOCUSED EQUITY
GOVERNMENT
GROWTH
HIGH YIELD
INTERNATIONAL SECURITIES
INVESTMENT GRADE
TARGET MATURITY 2007
TARGET MATURITY 2010
TARGET MATURITY 2015
UTILITIES INCOME

ANNUAL REPORT
December 31, 2000




Market Overview
FIRST INVESTORS LIFE SERIES FUND

Dear Investor:

We are pleased to present this Market Overview for the annual report for the First Investors Life Series Fund for the fiscal year ended December 31, 2000.*

The Economy

The U.S. economy began the year with considerable momentum, coming off fourth quarter 1999 gross domestic product (GDP) growth of 8.3% on an annual basis. This was the strongest growth rate in 15 years. However, economic growth slowed as the year progressed. By contrast, fourth quarter 2000 GDP was only 1.4% on an annual basis. The economic slowdown appeared to be accelerating at year-end.

The slowdown was primarily caused by the Federal Reserve's ("the Fed") raising of short-term interest rates from June of 1999 to May 2000. Also contributing to the slowdown were the year's lower stock market returns (which blunted the "wealth effect") and higher energy prices (which acted as a tax on consumers). These forces combined to drive down consumer confidence which in December fell to its lowest level since 1998. Remarkably, higher oil prices did not trigger an inflationary surge. Inflation, as measured by the consumer price index (CPI), remained moderate. The CPI increased 3.4% for 2000; however, excluding the volatile food and energy components, the increase was only 2.6%. Moving into 2001, the low inflation rate gives the Fed the leeway to lower rates to stimulate the economy.

The Equity Market

The equity market in the year 2000 can be best described as challenging. For the year, the S&P 500 was down just over 9%, the first down year for the index since 1990. While not technically a bear market, which is defined as a decline of 20% or more, many of the sectors of the stock market were in bear market territory. Given the extraordinary returns of the late 1990s, some investors may be taken aback by the volatility and returns of the past twelve months. However, investors need to keep 2000 returns in perspective. Since 1970, the S&P 500 Index has had six "down" years, including three years where it was down more than ten percent. However, over the same period the S&P 500 Index has returned an average of 9% annually. The lessons here are that high double-digit annual returns are not the norm, down years will occur occasionally and investing for the long term is the best way to build wealth.

Much of the difficulties in the equity market can be attributed to the adage, "don't fight the Fed." The Federal Reserve, concerned about the potential return of inflationary pressures, raised short-term interest rates periodically over an 11-month period for a total increase of 175




Market Overview (continued)
FIRST INVESTORS LIFE SERIES FUND

basis points (1.75%). As interest rates began to take their toll on consumer spending and borrowing, many of the start up "dot-com" companies began to fail. The failure of many of these new companies reduced the willingness of lenders to extend credit, creating a vicious cycle of failure. As many of the "dot-com" companies were heavy buyers of technology products, investors became concerned about the growth rates of the technology companies. This caused a sharp decline in the tech sector beginning in mid-March, which then spread to most New Economy sectors. The remainder of the year was marked by extreme volatility, and the stock market never regained the positive momentum it had in recent years.

As high-flying, high-tech stocks lost their luster, many investors rediscovered some Old Economy stocks that had been ignored during the tech rally. Sectors such as utilities and health care were suddenly back in style, as investors gravitated toward firms with histories of generating earnings and time-tested business strategies. Choosing stocks based on solid fundamentals reflected a welcome return to well-established investment philosophy, which hopefully will help steady the market in the months ahead.

The Bond Market

In general, 2000 was an excellent year for the bond market, with the exception of the high yield sector. Long-term interest rates moved substantially lower during the year, causing bond prices to rise. The benchmark 10-year U.S. Treasury note yield fell from 6.44% to 5.11%, its lowest level since April 1999. Yields peaked in January, and then rallied through mid-April in response to the shrinking Treasury market, low inflation, and the vigilant Fed. Following a sharp correction from late April into early May, yields moved steadily lower as the economy began to slow, ending the review period close to year-to-date lows.

In contrast, short-term interest rates rose throughout much of the year. The Federal Reserve raised the federal funds rate 100 basis points (1%) during first half of the year. Late in the year, rates moved sharply lower as the stock market fell and the Fed indicated a bias toward easing monetary policy. Three-month Treasury bills ended the year at 5.90%, up from 5.33% at year-end 1999.

Performance varied substantially among bond sectors. Treasury securities, which are the most sensitive to changes in interest rates, posted the best performance by a substantial amount, with longer maturities outperforming shorter maturities. The sector benefited from a 15% reduction in the size of the Treasury securities market due to the U.S. government's $237 billion budget surplus, as well as its high credit quality. The municipal bond sector was the second best performing sector (best on a tax-adjusted basis according to Lehman Brothers). The sector was aided by a 13% reduction in new issue supply as compared to 1999, as well as its generally superior credit quality. The mortgage-backed bond sector also experienced strong performance. The sector benefited from relatively high yields and high credit quality. The investment grade corporate bond sector had good performance despite a substantial decrease in credit quality, as Moody's reported a record number of ratings downgrades. The sector benefited from falling interest rates, which offset a wider yield "spread" versus Treasury securities. The high yield corporate bond sector lagged other bond sectors, due to the slowing economy, rising default rates and lack of investor demand.

Looking Ahead

Going forward, our long-term outlook for both the equity and bond markets is optimistic. With the continued health of the domestic economy, subdued inflation and a beneficial Fed policy, we may see movement toward stabilization in the equity market in the months ahead. As was clearly demonstrated in the past 12 months, the stock market is inherently volatile, and significant short-term corrections are part of its nature. Anticipation of continued slow economic growth with little inflation should foster a favorable environment for the bond market during the first part of the year. In addition, the Treasury securities market will continue to shrink with a $268 billion budget surplus projected for 2001. Lastly, the financial markets in general should benefit from the aggressive action by the Fed to lower short-term interest rates, as demonstrated by two half-percentage point rate cuts in January.

Because it is impossible to predict the future direction of the markets, even over the short term, there are certain basic investment principles that we encourage our clients to follow to reduce exposure to risk.** First, we encourage clients to take a long-term view, and to avoid trying to time the market. Attempting to time the market is extremely difficult, even for professional investors. Second, we encourage our clients to diversify their portfolios among stock funds, bond funds and money market funds. Third, we encourage our clients to follow a regular investment plan, investing a specific amount of money at defined intervals. This strategy is known as "dollar cost averaging." It may help you to avoid getting caught up in the excitement of a rising market and will reduce the risk of buying at high points.

Of course, no financial plan or program, no matter how well-designed, is guaranteed to be successful. In addition, nothing eliminates the risk associated with overall market trends. However, utilizing these various strategies may help to minimize the risk by reducing the extent to which




Market Overview (continued)
FIRST INVESTORS LIFE SERIES FUND

an investor may be affected by a decline in any one security or segment of the market. If you use dollar cost averaging, you should consider your ability to continue purchases through periods of declining prices.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ PATRICIA D. POITRA

Patricia D. Poitra
Director of Equities
First Investors Management Company, Inc.

/S/ CLARK D. WAGNER

Clark D. Wagner
Chief Investment Officer
First Investors Management Company, Inc.

January 31, 2001

 * The Funds are only available through the purchase of variable life insurance policies and variable annuity contracts issued by First Investors Life Insurance Company. The reports do not reflect the additional expenses and charges that are applicable to variable life insurance policies and variable annuity contracts.

** There are a variety of risks associated with investing in all variable life and annuity subaccounts. For the stock subaccounts, the risks include market risk (the risk that the entire stock market will decline because of an event such as a deterioration in the economy or a rise in interest rates), as well as special risks associated with investing in certain types of stock subaccounts, such as small-cap, global and international subaccounts. For bond subaccounts, the risks include interest rate risk and credit risk. Interest rate risk is the risk that bonds will decrease in value as interest rates rise. As a general matter, longer-term bonds fluctuate more than shorter-term bonds in reaction to changes in interest rates. Credit risk is the risk that bonds will decline in value as the result of a decline in the credit rating of the bonds or the economy as a whole. You should consult your prospectus for a precise explanation of the risks associated with your subaccounts.




Portfolio Manager's Letter
FIRST INVESTORS LIFE BLUE CHIP FUND

Dear Investor:

We are pleased to present the annual report for the First Investors Life Blue Chip Fund for the fiscal year ended December 31, 2000. During the period, the Fund outperformed its Lipper peer group by more than three percentage points. (The Fund's return on a net asset value basis was -5.8%, compared to -9.0% for its Lipper peer group.) During the period, the Fund declared dividends from net investment income of 12.1 cents per share and also declared a capital gains distribution of $1.932 per share.

The Life Blue Chip Fund's performance was largely driven by its stock selections within sectors of the S&P 500. Several of the sectors that aided performance were energy, consumer staples, health care and, perhaps surprisingly, technology.

The Fund's investment strategy creates a well diversified fund, but it also makes the Fund's performance more sensitive to macro-economic factors and the movements of the broad stock market. Over the past year, the Fund has been impacted, both positively and negatively, by several market-moving events.

The primary macro-factors that affected the Fund's performance were corporate earnings and the rate of earnings growth. These factors are greatly influenced by the overall economic environment. A key contributor to economic conditions is monetary policy as established by the Fed. To stave off inflationary pressures, the Fed raised interest rates through the first half of the year. This action harmed the equity market by fueling concerns about future corporate earnings, which ultimately put pressure on the prices of stocks.

This triggered a reassessment of the technology sector, as some "dot-com" companies encountered financial hardships. The equity market was also wrestling with a tight labor market as the unemployment rate flirted near a 30-year low. In the global arena, the steady decline in the euro currency signaled a slowdown in the European economies, and Japan continued to struggle to revive its lackluster economy.

Amid these challenges, there were a number of overlooked bright spots. Driven by advancements in technology, labor productivity continued to surge at a healthy rate. Also, the movement toward globalization continued to spur healthy competition. The ongoing shift toward globalization should also open markets to many of the multi-national firms whose securities the Fund holds. As always, the long-term confidence that investors place in blue chip stocks and the long-term upward movement in the stock market, remain positive factors.

A number of the stocks in the Life Blue Chip Fund contributed to its performance. The Fund's investments in the energy sectors, benefiting from higher oil and natural gas prices, had strong results across the board. Pepsico and Anheuser Busch, two major beverage companies within the consumer staples sector, benefited from a well planned re-structuring and an improving pricing environment, respectively. The stock of Cardinal Health, a drug distribution company, benefited from demographically-driven demand trends and solid productivity gains. In




Portfolio Manager's Letter (continued)
FIRST INVESTORS LIFE BLUE CHIP FUND

the financial services arena, the stocks of diversified companies with strong balance sheets like American International Group, Morgan Stanley Dean Witter and Citigroup, performed well. In the manufacturing outsourcing area, the stock of Jabil Circuit, Inc. outperformed. Perhaps surprisingly, some of the Fund's top performers were in the technology sector. Ciena Corporation benefited from the continuing growth of the fiber optic networks. Oracle Corporation, a leading supplier of information management systems and business-to-business software, turned in another strong performance.

There were a number of stocks that detracted from the Fund's performance. Lucent Technologies faced some company-specific issues as it failed to properly time major product introductions. Microsoft's stock was hurt by competitive factors in the software industry as well as ongoing anti-trust issues. The stocks of communication services companies such as WorldCom, Verizon, and Northpoint Communications performed poorly as competitive pressures drove prices down. In the transportation sector, higher fuel prices harmed the performance of CSX and Burlington Northern. Poor consumer demand hurt the performance of stocks of Ingersoll Rand and Deere & Company. The general overall economic slowdown hurt the consumer demand for clothing, hurting the stock of Abercrombie & Fitch. Circuit City, a retailer in the consumer electronics industry, was hurt by an overall drop in demand and a poorly timed store remodeling program. The weakness in the overseas economy hurt the performance of McDonalds.

Going forward, we expect leading companies with real earnings streams to maintain high or even increase their valuations as investors look for quality. However, we expect volatility to be a fact of life in the equity market. We continue to be optimistic that technology is still a growth area, however we expect that valuations will more accurately reflect realistic expectations. As in the past, both fiscal and monetary policy at home and overseas will play key roles in the direction of the stock market. Amid this environment, the Life Blue Chip Fund will continue to invest in companies that have leading market shares in their respective industries, strong balance sheets and solid growth potential.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ DENNIS T. FITZPATRICK

Dennis T. Fitzpatrick
Portfolio Manager

January 31, 2001




Cumulative Performance Information
FIRST INVESTORS LIFE BLUE CHIP FUND

Comparison of change in value of $10,000 investment in the First
Investors Life Blue Chip Fund and the Standard & Poor's 500 Index.

              LIFE SERIES BLUE          STANDARD &
                     CHIP FUND    POOR'S 500 INDEX
Dec-90                 $10,000             $10,000
Dec-91                  12,917              13,047
Dec-92                  13,459              14,041
Dec-93                  14,603              15,453
Dec-94                  14,392              15,657
Dec-95                  19,284              21,541
Dec-96                  23,434              26,487
Dec-97                  29,694              35,324
Dec-98                  35,233              45,335
Dec-99                  44,156              54,873
Dec-00                  41,614              49,877

                Average Annual Total Return*
One Year                 (5.75%)
Five Years               16.63%
Ten Years                15.33%

The graph compares a $10,000 investment in the First Investors Life Blue Chip Fund beginning 12/31/90 with a theoretical investment in the Standard & Poor's 500 Index. The Standard & Poor's 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses that an investor would incur in purchasing securities in the Index. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the period ended 12/31/00. During certain of the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Average Annual Total Return for Ten Years would have been 15.27%.

  The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Standard & Poor's 500 Index figures from Standard & Poor's and all other figures from First Investors Management Company, Inc.





Portfolio of Investments
FIRST INVESTORS LIFE BLUE CHIP FUND
December 31, 2000
----------------------------------------------------------------------------------------------
                                                                                        Amount
                                                                                      Invested
                                                                                      For Each
                                                                                    $10,000 of
  Shares   Security                                                          Value  Net Assets
----------------------------------------------------------------------------------------------
           COMMON STOCKS--90.4%
           Basic Materials--2.4%
  79,900   Air Products & Chemicals, Inc.                             $  3,275,900      $  120
  73,300   Praxair, Inc.                                                 3,252,687         119
----------------------------------------------------------------------------------------------
                                                                         6,528,587         239
----------------------------------------------------------------------------------------------
           Capital Goods--9.7%
  10,100   Corning, Inc.                                                   533,406          20
 175,300   General Electric Company                                      8,403,442         308
  72,000   General Motors Corporation                                    3,667,500         135
  43,200   Millipore Corporation                                         2,721,600         100
  44,300   Rockwell International Corporation                            2,109,788          77
 102,900   Tyco International, Ltd.                                      5,710,950         210
  41,800   United Technologies Corporation                               3,286,525         121
----------------------------------------------------------------------------------------------
                                                                        26,433,211         971
----------------------------------------------------------------------------------------------
           Communication Services--6.5%
 118,800   ALLTEL Corporation                                            7,417,575         272
  53,700  *McLeodUSA, Inc. - Class "A"                                     758,513          28
  54,000  *Qwest Communications International, Inc.                      2,214,000          81
 122,700   Verizon Communications, Inc.                                  6,150,338         226
  85,200  *WorldCom, Inc.                                                1,192,800          44
----------------------------------------------------------------------------------------------
                                                                        17,733,226         651
----------------------------------------------------------------------------------------------
           Consumer Cyclicals--5.2%
  36,100  *Bed Bath & Beyond, Inc.                                         807,737          30
 127,000  *Costco Wholesale Corporation                                  5,072,063         186
  57,900   McGraw-Hill Companies, Inc.                                   3,394,387         125
  94,300   Wal-Mart Stores, Inc.                                         5,009,687         184
----------------------------------------------------------------------------------------------
                                                                        14,283,874         525
----------------------------------------------------------------------------------------------
           Consumer Staples--13.3%
 107,800   Anheuser-Busch Companies, Inc.                                4,904,900         180
 215,700  *AT&T Corporation - Liberty
             Media Group - Class "A"                                     2,925,430         107
  96,500  *Comcast Corporation - Special Class "A"                       4,028,875         148
  38,400  *Getty Images, Inc.                                            1,228,800          45
  16,100   Gillette Company                                                581,613          21
  64,700   Kimberly-Clark Corporation                                    4,573,643         168
----------------------------------------------------------------------------------------------





----------------------------------------------------------------------------------------------
                                                                                        Amount
                                                                                      Invested
                                                                                      For Each
                                                                                    $10,000 of
  Shares   Security                                                          Value  Net Assets
----------------------------------------------------------------------------------------------
           Consumer Staples (continued)
  44,800   PepsiCo, Inc.                                              $  2,220,400       $  81
  70,800   Philip Morris Companies, Inc.                                 3,115,200         114
  34,400   Procter & Gamble Company                                      2,698,250          99
  50,300  *Safeway, Inc.                                                 3,143,750         115
  55,600   Time Warner, Inc.                                             2,904,544         107
  21,300   Unilever NV - NY Shares (ADR)                                 1,340,568          49
  29,200  *Viacom, Inc. - Class "B"                                      1,365,100          50
  39,800   Walt Disney Company                                           1,151,713          42
----------------------------------------------------------------------------------------------
                                                                        36,182,786       1,326
----------------------------------------------------------------------------------------------
           Energy--8.3%
  14,210   Anadarko Petroleum Corporation                                1,010,047          37
  43,700   Burlington Resources, Inc.                                    2,206,850          81
  80,700   Conoco, Inc. - Class "B"                                      2,335,256          86
  28,900   Devon Energy Corporation                                      1,762,033          65
  74,700   EOG Resources, Inc.                                           4,085,156         150
  53,300   Exxon Mobil Corporation                                       4,633,769         170
  39,200  *Southern Energy, Inc.                                         1,109,850          41
  86,500   Texaco, Inc.                                                  5,373,813         197
----------------------------------------------------------------------------------------------
                                                                        22,516,774         827
----------------------------------------------------------------------------------------------
           Financial--16.9%
  71,600   American International Group, Inc.                            7,057,075         259
     490  *Berkshire Hathaway, Inc. - Class "B"                          1,153,460          42
 112,400   Capital One Financial Corporation                             7,397,325         272
  60,600   Cigna Corporation                                             8,017,380         294
 112,600   Citigroup, Inc.                                               5,749,638         211
  10,100   Equity Office Properties Trust                                  329,513          12
  49,200   Fannie Mae                                                    4,268,100         157
  93,500   MBNA Corporation                                              3,453,656         127
  93,600   Mellon Financial Corporation                                  4,603,950         169
  13,500   Morgan Stanley Dean Witter & Company                          1,069,875          39
  53,700   Wells Fargo & Company                                         2,990,419         110
----------------------------------------------------------------------------------------------
                                                                        46,090,391       1,692
----------------------------------------------------------------------------------------------





Portfolio of Investments (continued)
FIRST INVESTORS LIFE BLUE CHIP FUND
December 31, 2000
----------------------------------------------------------------------------------------------
                                                                                        Amount
                                                                                      Invested
                                                                                      For Each
                                                                                    $10,000 of
  Shares   Security                                                          Value  Net Assets
----------------------------------------------------------------------------------------------
           Health Care--9.3%
  32,600   Abbott Laboratories                                        $  1,579,063       $  58
  11,900   Alpharma, Inc.                                                  522,113          19
  15,000   American Home Products Corporation                              953,250          35
  61,200  *Amgen, Inc.                                                   3,912,975         144
   5,800  *Barr Laboratories, Inc.                                         423,038          16
   5,800  *Elan Corporation PLC (ADR)                                      271,513          10
  34,600  *IVAX Corporation                                              1,325,180          49
  40,900   Johnson & Johnson                                             4,297,056         158
  55,600   Medtronic, Inc.                                               3,356,850         123
  28,400   Merck & Company, Inc.                                         2,658,950          98
  10,400   Mylan Laboratories, Inc.                                        261,950          10
 103,300   Pfizer, Inc.                                                  4,751,800         174
  18,700   Pharmacia Corporation                                         1,140,700          42
----------------------------------------------------------------------------------------------
                                                                        25,454,438         936
----------------------------------------------------------------------------------------------
           Technology--14.7%
  77,000  *Altera Corporation                                            2,026,063          74
  14,800  *Amdocs, Ltd.                                                    980,500          36
 143,900  *Cadence Design Systems, Inc.                                  3,957,250         145
 112,000  *Cisco Systems, Inc.                                           4,284,000         157
  71,900  *EMC Corporation                                               4,781,350         175
 122,200  *Entrust Technologies, Inc.                                    1,588,600          58
   9,200  *I2 Technologies, Inc.                                           500,250          18
  43,100   Intel Corporation                                             1,303,775          48
  13,100  *Jabil Circuit, Inc.                                             332,413          12
   7,200  *Macromedia, Inc.                                                437,400          16
  41,200  *Microsoft Corporation                                         1,792,200          66
 247,300   Motorola, Inc.                                                5,007,825         184
  92,100  *Oracle Corporation                                            2,676,656          98
   9,000  *Palm, Inc.                                                      254,813           9
  78,400  *Sonus Networks, Inc.                                          1,979,600          73
  87,500  *Sun Microsystems, Inc.                                        2,439,063          90
  28,700  *Sungard Data Systems, Inc.                                    1,352,488          50
  64,600  *Symantec Corporation                                          2,156,025          79
  43,300  *Transmeta Corporation                                         1,017,550          37
  21,600  *Vitesse Semiconductor Corporation                             1,194,750          44
----------------------------------------------------------------------------------------------
                                                                        40,062,571       1,469
----------------------------------------------------------------------------------------------





----------------------------------------------------------------------------------------------
                                                                                        Amount
                                                                                      Invested
Shares or                                                                             For Each
Principal                                                                           $10,000 of
  Amount   Security                                                          Value  Net Assets
----------------------------------------------------------------------------------------------
           Transportation--.6%
  57,900   CSX Corporation                                            $  1,501,780       $  55
----------------------------------------------------------------------------------------------
           Utilities--3.5%
  10,200  *AES Corporation                                                 564,824          21
 107,200   Enron Corporation                                             8,911,000         327
----------------------------------------------------------------------------------------------
                                                                         9,475,824         348
----------------------------------------------------------------------------------------------
Total Value of Common Stocks (cost $185,980,686)                       246,263,462       9,039
----------------------------------------------------------------------------------------------
           SHORT-TERM CORPORATE NOTES--10.5%
 $10,000M  BP Amoco PLC, 6.55%, 1/8/01                                   9,987,236         367
   2,500M  Florida Power & Light Co., 6.59%, 1/8/01                      2,496,794          92
   2,700M  Ford Motor Credit Co., 6.52%, 1/3/01                          2,699,021          99
   9,000M  General Electric Co., 6.53%, 1/9/01                           8,986,892         330
   2,400M  Hewlett-Packard Co., 6.50%, 1/9/01                            2,396,526          88
   2,000M  Kellogg Co., 6.55%, 1/4/01                                    1,998,905          73
----------------------------------------------------------------------------------------------
Total Value of Short-Term Corporate Notes (cost $28,565,374)            28,565,374       1,049
----------------------------------------------------------------------------------------------
Total Value of Investments (cost $214,546,060)     100.9%              274,828,836      10,088
Excess of Liabilities Over Other Assets              (.9)               (2,385,448)        (88)
----------------------------------------------------------------------------------------------
Net Assets                                         100.0%             $272,443,388     $10,000
==============================================================================================

* Non-income producing

See notes to financial statements





Portfolio Manager's Letter
FIRST INVESTORS LIFE CASH MANAGEMENT FUND

Dear Investor:

We are pleased to present the annual report for the First Investors Life Cash Management Fund for the fiscal year ended December 31, 2000. During the period, the Fund's return on net asset value basis was 5.9%. The Fund maintained a $1.00 net asset value per share throughout the year.

Short-term interest rates rose sharply during the first half of 2000 as the Fed raised its target federal funds rate by 100 basis points (1%). During the second half, rates remained steady until late in the fourth quarter when, as the equity market moved lower amid an apparent economic slowdown, the outlook for short-term interest rates changed. Most market participants began calling for the Fed to lower short-term interest rates. Though the Fed did not respond in 2000, it surprised the market in January of 2001 by twice lowering short-term interest rates by 50 basis points (.5%).

As economic conditions have been weakening, credit risk, which generally is the risk that a borrower will not be able to repay a loan, has come into sharper focus. Investors have demanded, and likely will continue to demand, higher interest rates from issuers with marginal credit. Consequently, many lower quality issuers have been forced to pay higher rates of interest to borrow money than higher quality issuers. During December, "second tier" issuers offered about one percentage point more than "first tier" issuers in order to borrow funds for 30 days.

The Life Series Cash Management Fund continued to pursue its objectives, investing conservatively in short-term instruments considered to present minimal credit risk at the time of purchase. Through the first half of 2000, the Fund maintained a weighted average maturity similar to that of its peers. Late in the second quarter of 2000, however, the Fund took advantage of the steepness of the yield curve and extended its weighted average maturity. This aided in the Fund's performance as the money market yield curve has since inverted (short-term rates are higher than long-term rates).

The Fund was able to realize additional return during the first half by investing a small portion of its assets in floating rate securities. Though these contributed positively during the first half, they were a drag on performance during the fourth quarter as rates fell. The Fund effectively used short-term corporate bonds and notes, as well as callable government agency securities to bolster returns, as these securities often provide higher returns than those available on other money market products.




Going forward, the Fund will continue to be managed in a conservative manner, focusing on credit quality and liquidity. In addition, given the outlook for lower short-term interest rates, it is likely that the Fund will maintain a weighted average maturity in line with its peers.

Money market funds continue to be among the most conservative investment vehicles available, offering relative stability of principal, easy access to account information, generally free check writing privileges and a return that is comparable to that available on bank savings and checking accounts.*

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ MICHAEL J. O'KEEFE

Michael J. O'Keefe
Portfolio Manager

January 31, 2001

* There can be no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00 per share. Money market mutual funds are not insured by the Federal Deposit Insurance
  Corporation (FDIC) or any other government agency.





Portfolio of Investments
FIRST INVESTORS LIFE CASH MANAGEMENT FUND
December 31, 2000

---------------------------------------------------------------------------------------------------------
                                                                                                   Amount
                                                                                                 Invested
                                                                                                 For Each
Principal                                                                Interest              $10,000 of
  Amount     Security                                                       Rate*       Value  Net Assets
---------------------------------------------------------------------------------------------------------
             CORPORATE NOTES--68.6%
  $  200M    Campbell Soup Co., 3/15/01                                     6.96%  $  200,652      $  222
     160M    Clorox Co., 7/15/01                                            6.47      161,860         179
     120M    Clorox Co., 7/15/01                                            6.55      121,350         134
     390M    Eastman Kodak Co., 1/24/01                                     6.52      388,362         429
     450M    Ford Motor Credit Co., 1/5/01                                  6.50      449,674         497
     470M    General Electric Co., 1/23/01                                  6.52      468,123         517
     450M    Hewlett-Packard Co., 1/9/01                                    6.50      449,349         496
     400M    Hubbell, Inc., 2/16/01                                         6.43      396,705         438
     450M    Illinois Tool Works, Inc., 1/29/01                             6.49      447,724         495
     300M    IBM Credit Corp., 10/29/01                                     6.75      299,822         331
     300M    Merrill Lynch & Co., Inc., 2/1/01                              6.56      298,295         330
     300M    Northern Illinois Gas Co., 2/1/01                              6.40      298,346         330
     260M    Paccar Financial Corp., 2/15/01                                6.95      259,859         287
     350M    Pitney Bowes Credit Corp., 2/20/01                             6.35      346,910         383
     450M    PPG Industries, Inc., 1/26/01                                  6.52      447,958         495
     350M    Schering-Plough Corp., 1/11/01                                 6.48      349,368         386
     325M    Texaco, Inc., 1/10/01                                          6.54      324,464         358
     200M    Walt Disney Co., 3/30/01                                       7.40      199,520         221
     300M    Washington Gas Light Co., 1/10/01                              6.55      299,508         331
---------------------------------------------------------------------------------------------------------
Total Value of Corporate Notes (cost $6,207,849)                                    6,207,849       6,859
---------------------------------------------------------------------------------------------------------
             U.S. GOVERNMENT AGENCY OBLIGATIONS--24.7%
             Fannie Mae:
     400M      2/5/01                                                       6.80      399,334         441
     200M      3/15/01                                                      6.55      199,609         221
     300M      11/9/01                                                      6.58      297,597         329
     200M      11/29/01                                                     6.55      199,542         220
             Federal Home Loan Bank:
     170M      3/1/01                                                       6.90      169,529         187
     250M      5/4/01                                                       6.55      248,778         275
     325M      10/5/01                                                      6.72      325,000         359
             Freddie Mac:
     300M      1/26/01                                                      7.11      299,605         331
     100M      4/12/01                                                      6.55       99,654         110
---------------------------------------------------------------------------------------------------------
Total Value of U.S. Government Agency Obligations
  (cost $2,238,648)                                                                 2,238,648       2,473
---------------------------------------------------------------------------------------------------------





---------------------------------------------------------------------------------------------------------
                                                                                                   Amount
                                                                                                 Invested
                                                                                                 For Each
Principal                                                             Interest                 $10,000 of
  Amount     Security                                                    Rate*          Value  Net Assets
---------------------------------------------------------------------------------------------------------
             FLOATING RATE NOTES--5.5%
  $  400M    AT&T Corp., 3/8/01                                          6.70%     $  399,993     $   442
     100M    Merrill Lynch & Co., Inc., 8/10/01                          6.83          99,984         110
---------------------------------------------------------------------------------------------------------
Total Value of Floating Rate Notes (cost $499,977)                                    499,977         552
---------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $8,946,474)                             98.8%      8,946,474       9,884
Other Assets, Less Liabilities                                            1.2%        105,248         116
---------------------------------------------------------------------------------------------------------
Net Assets                                                              100.0%     $9,051,722     $10,000
=========================================================================================================

* The interest rates shown for the corporate notes and the U.S. Government agency obligations are the effective rates at the time of purchase by the Fund. The interest rates shown on the floating rate notes are adjusted periodically and are the rates in effect at December 31, 2000.

See notes to financial statements





Portfolio Manager's Letter
FIRST INVESTORS LIFE DISCOVERY FUND

Dear Investor:

We are pleased to present the annual report for the First Investors Life Discovery Fund for the fiscal year ended December 31, 2000. During the period, the Fund outperformed its Lipper peer group by almost five percentage points. (The Fund's return on a net asset value basis was -0.2% as compared to a return of -5.0% for its Lipper peer group.) During the period, the Fund declared a capital gains distribution of $4.013 per share.

The primary factors driving the Fund's performance were the economy and the interest rate environment, as well as sector allocation and stock selection. Like the overall equities market, the small-cap sector began the year with a rally, continuing the momentum of 1999. The sector trended upward through mid-March, before tumbling downward. The decline was driven by the significant downturn in technology stocks, as investors reevaluated some firms' potential for real-worth profits and growth. Small caps recovered somewhat, settled into a trading range and ultimately ended the year in negative territory.

Amid this environment of extreme volatility, the Life Discovery Fund posted solid relative results. The Fund's performance was aided by a number of sectors, with the health care sector clearly the Fund's performance leader during the reporting period. Holdings in Impath, Inc., a company that provides cancer diagnostic and prognostic information, and Universal Health Services, an owner/operator of acute care hospitals, benefited performance. Another beneficial holding was Province Healthcare Co., which operates hospitals in non-urban markets in the United States.

Even with great volatility, a number of technology sector holdings contributed to the Fund's returns. Top performers included Alpha Industries, Inc., a maker of communication chips, semiconductors and integrated circuits for cellular handsets, and Flextronics International Ltd., a contract manufacturer. Several communications-related companies performed well, including Anaren Microwave, a maker of complex microwave signal components. Asyst Technologies, Inc., whose products are used in the production of semiconductors, and Etec Systems, which was acquired by Applied Materials, are examples of holdings in the semiconductor equipment segment that aided performance.

The third sector that helped the Fund's performance was energy.
Specifically, the Fund's position in Newfield Exploration, a production and exploration company, added to the Fund's returns.




Holdings in some sectors harmed the Fund's performance. Several holdings in the consumer cyclicals sector posted disappointing results, including Tuesday Morning Corp., a closeout retailer, and Ames Department Stores. In addition, the stock price of Cinar Corporation declined when the company delayed announcing 1999 financial results because unauthorized investments were discovered. Solid stock selection in the financial sector was not enough to compensate for the Fund's underexposure in this sector, as it rallied in anticipation of the Fed's recent action to lower short-term interest rates.

Going forward, we expect continued volatility in the small-cap marketplace. Price-to-earnings ratios are likely to continue to narrow, however leading companies with real earnings growth will be rewarded. We remain optimistic that technology will continue to be a growth area, but share prices of companies in this sector will continue to be reevaluated. The overall domestic economy and Fed policy will play major roles in the movement of the small-cap market. The Life Discovery Fund will continue to seek out the stocks of small companies that show promise.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ DAVID A. HANOVER

David A. Hanover
Co-Portfolio Manager

Sincerely,

/S/ PATRICIA D. POITRA

Patricia D. Poitra
Co-Portfolio Manager

January 31, 2001




Cumulative Performance Information
FIRST INVESTORS LIFE DISCOVERY FUND

Comparison of change in value of $10,000 investment in the First
Investors Life Discovery Fund and the Russell 2000 Index.

                          LIFE        RUSSELL 2000
                DISCOVERY FUND               INDEX
Dec-90                 $10,000             $10,000
Dec-91                  15,173              14,368
Dec-92                  17,561              16,718
Dec-93                  21,441              19,591
Dec-94                  20,899              18,938
Dec-95                  26,173              23,901
Dec-96                  29,440              27,857
Dec-97                  34,398              34,052
Dec-98                  35,446              33,290
Dec-99                  45,361              40,398
Dec-00                  45,262              39,220

                    Average Annual Total Return*
One Year                       (.22%)
Five Years                    11.58%
Ten Years                     16.30%

The graph compares a $10,000 investment in the First Investors Life Discovery Fund beginning 12/31/90 with a theoretical investment in the Russell 2000 Index. The Russell 2000 Index consists of the smallest 2,000 companies in the Russell 3000 Index (which represents approximately 98% of the investable U.S. equity market). The Russell 2000 Index is an unmanaged index widely accepted as a proxy of small capitalization stocks. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses that an investor would incur in purchasing securities in the Index. For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the period ended 12/31/00. During certain of the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Average Annual Total Return for Ten Years would have been 16.23%.

  The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Russell 2000 Index figures from Frank Russell and Company and all other figures from First Investors Management Company, Inc.





Portfolio of Investments
FIRST INVESTORS LIFE DISCOVERY FUND
December 31, 2000

------------------------------------------------------------------------------------------------
                                                                                          Amount
                                                                                        Invested
                                                                                        For Each
                                                                                      $10,000 of
  Shares     Security                                                          Value  Net Assets
------------------------------------------------------------------------------------------------
             COMMON STOCKS--90.3%
             Capital Goods--5.8%
 113,500    *APW, Ltd.                                                  $  3,830,625      $  244
  47,400     Precision Castparts Corporation                               1,993,763         127
  98,800    *Waste Connections, Inc.                                       3,266,574         209
------------------------------------------------------------------------------------------------
                                                                           9,090,962         580
------------------------------------------------------------------------------------------------
             Communication Services--.5%
   8,900    *Research in Motion, Ltd.                                        712,000          45
------------------------------------------------------------------------------------------------
             Consumer Cyclicals--10.3%
  31,400    *Administaff, Inc.                                               854,080          54
  46,300     Fred's, Inc. - Class "A"                                        975,194          62
  94,600    *Hibbett Sporting Goods, Inc.                                  3,405,600         217
  52,500    *NCO Group, Inc.                                               1,594,687         102
  75,700    *Oakley, Inc.                                                  1,021,950          65
  98,400     Reebok International, Ltd.                                    2,690,256         172
 229,800    *THQ, Inc.                                                     5,601,375         358
------------------------------------------------------------------------------------------------
                                                                          16,143,142       1,030
------------------------------------------------------------------------------------------------
             Consumer Staples--4.4%
  37,700    *Career Education Corporation                                  1,475,012          94
  35,200     Darden Restaurants, Inc.                                        805,200          51
  54,200    *Hain Celestial Group, Inc.                                    1,761,500         112
  60,700    *Suiza Foods Corporation                                       2,913,599         186
------------------------------------------------------------------------------------------------
                                                                           6,955,311         443
------------------------------------------------------------------------------------------------
             Energy--3.2%
   9,300     Duke Energy Corporation                                         792,825          51
  51,800    *Patterson Energy, Inc.                                        1,929,550         123
  62,000    *Swift Energy Company                                          2,332,750         149
------------------------------------------------------------------------------------------------
                                                                           5,055,125         323
------------------------------------------------------------------------------------------------
             Financial--10.0%
  27,400     Chubb Corporation                                             2,370,100         151
  20,000     Everest Re Group, Ltd.                                        1,432,500          91
 164,900     HCC Insurance Holdings, Inc.                                  4,441,994         283
  16,200     RenaissanceRe Holdings, Ltd.                                  1,268,663          81
  43,300     St. Paul Companies, Inc.                                      2,351,731         150
  87,600     Westamerica Bancorporation                                    3,766,800         240
------------------------------------------------------------------------------------------------
                                                                          15,631,788         996
------------------------------------------------------------------------------------------------





Portfolio of Investments (continued)
FIRST INVESTORS LIFE DISCOVERY FUND
December 31, 2000

------------------------------------------------------------------------------------------------
                                                                                          Amount
                                                                                        Invested
                                                                                        For Each
                                                                                      $10,000 of
  Shares     Security                                                          Value  Net Assets
------------------------------------------------------------------------------------------------
             Health Care--23.7%
  42,800    *Apria Healthcare Group, Inc.                               $  1,273,300       $  81
 122,400    *Arena Pharmaceuticals, Inc.                                   1,897,200         121
  27,400     Bindley Western Industries, Inc.                              1,138,813          73
  27,300    *Cell Therapeutics, Inc.                                       1,230,206          78
  49,900    *Eclipsys Corporation                                          1,222,550          78
  74,000    *Health Net, Inc.                                              1,937,875         124
  36,000    *IMPATH, Inc.                                                  2,394,000         153
  41,900    *Inverness Medical Technology, Inc.                            1,631,480         104
  37,000    *IVAX Corporation                                              1,417,100          90
 112,600    *Kensey Nash Corporation                                       1,140,075          73
  17,400    *Laboratory Corporation of America Holdings                    3,062,400         195
  26,600    *LifePoint Hospitals, Inc.                                     1,333,325          85
  64,400    *Medicis Pharmaceutical Corporation - Class "A"                3,807,650         243
  40,500    *Molecular Devices Corporation                                 2,771,719         177
  52,800     Omnicare, Inc.                                                1,141,800          73
  32,100    *Pediatrix Medical Group, Inc.                                   772,406          49
  37,700    *Pharmaceutical Product Development, Inc.                      1,873,219         119
  81,600    *Province Healthcare Company                                   3,213,000         205
  51,200    *Renal Care Group, Inc.                                        1,404,001          90
  34,500     Teva Pharmaceutical Industries, Ltd. (ADR)                    2,527,125         161
------------------------------------------------------------------------------------------------
                                                                          37,189,244       2,372
------------------------------------------------------------------------------------------------
             Technology--32.4%
  31,900    *Alpha Industries, Inc.                                        1,180,300          75
  25,300    *Anaren Microwave, Inc.                                        1,699,844         108
  58,000    *Aspen Technology, Inc.                                        1,928,500         123
  48,000    *Avici Systems, Inc.                                           1,182,000          75
  86,700    *Bottomline Technologies, Inc.                                 2,227,106         142
  16,600    *Caliper Technologies Corporation                                780,200          50
  22,200    *Celeritek, Inc.                                                 846,375          54
   7,400    *Check Point Software Technologies, Ltd.                         988,363          63
  48,200    *Citrix Systems, Inc.                                          1,084,500          69
 103,600    *Computer Network Technology Corporation                       2,984,975         190
  72,900    *DDi Corporation                                               1,986,525         127
  95,800    *Descartes Systems Group, Inc.                                 2,299,200         147
  79,200    *DiamondCluster International, Inc.                            2,415,600         154
------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------
                                                                                          Amount
                                                                                        Invested
Shares or                                                                               For Each
Principal                                                                             $10,000 of
  Amount     Security                                                          Value  Net Assets
------------------------------------------------------------------------------------------------
             Technology (continued)
  44,500    *Elantec Semiconductor, Inc.                                $  1,234,875       $  79
  21,700    *Emulex Corporation                                            1,734,644         111
 108,600    *EXE Technologies, Inc.                                        1,411,800          90
  29,200    *F.Y.I., Inc.                                                  1,076,750          69
  73,400    *Flextronics International, Ltd.                               2,091,900         133
  50,800    *GlobeSpan, Inc.                                               1,397,000          89
 110,000    *I-many, Inc.                                                  1,368,125          87
  69,700    *JNI Corporation                                               1,581,319         101
  31,000    *Manugistics Group, Inc.                                       1,767,000         113
  36,600    *Mentor Graphics Corporation                                   1,004,213          64
  26,400    *Mercury Computer Systems, Inc.                                1,225,950          78
  46,500    *Netegrity, Inc.                                               2,528,438         161
  27,200    *Nuance Communications, Inc.                                   1,173,000          75
 223,200    *Oak Technology, Inc.                                          1,939,050         124
  53,200    *PRI Automation, Inc.                                            997,500          64
 146,600    *SonicWALL, Inc.                                               2,382,250         152
  52,300     Symyx Technologies, Inc.                                      1,882,800         120
 127,900    *TeleTech Holdings, Inc.                                       2,350,163         150
------------------------------------------------------------------------------------------------
                                                                          50,750,265       3,237
------------------------------------------------------------------------------------------------
Total Value of Common Stocks (cost $121,731,826)                         141,527,837       9,026
------------------------------------------------------------------------------------------------
             SHORT-TERM CORPORATE NOTES--14.7%
 $ 6,000M    BP Amoco PLC, 6.55%, 1/8/01                                   5,992,342         382
   1,300M    Eastman Kodak Co., 6.42%, 1/2/01                              1,299,768          83
   1,000M    Florida Power & Light Co., 6.59%, 1/8/01                        998,717          64
   8,200M    Ford Motor Credit Co., 6.52%, 1/3/01                          8,197,027         522
   1,600M    Hewlett-Packard Co., 6.50%, 1/9/01                            1,597,684         102
   5,000M    New York Times Co., 6.65%, 1/2/01                             4,999,076         319
------------------------------------------------------------------------------------------------
Total Value of Short-Term Corporate Notes (cost $23,084,614)              23,084,614       1,472
------------------------------------------------------------------------------------------------
Total Value of Investments (cost $144,816,440)               105.0%      164,612,451      10,498
Excess Of Liabilities Over Other Assets                       (5.0)       (7,812,777)       (498)
------------------------------------------------------------------------------------------------
Net Assets                                                   100.0%     $156,799,674     $10,000
================================================================================================

* Non-income producing

See notes to financial statements





Portfolio Manager's Letter
FIRST INVESTORS LIFE FOCUSED EQUITY FUND

Dear Investor:

We are pleased to present the annual report for the First Investors Life Focused Equity Fund for the fiscal year ended December 31, 2000. During the period, the Fund's return on a net asset value basis was -10.9%, compared to a return of -3.0% for its Lipper peer group.

Needless to say, we are relieved that the year 2000 is over. The Fund's under performance was due in part to the fact that it is not broadly diversified. Given the Fund's concentrated portfolio, the disappointing results of several larger holdings such as AT&T Corp.-Liberty Media and Cisco Systems significantly harmed the overall performance of the Fund. The year ended on a very weak note with the technology-laden Nasdaq Index down 39% for 2000. With the Fed lowering short-term interest rates to stimulate the economy, the Nasdaq rallied strongly in the first weeks of this year.

We are focusing our investments on a mixture of strong brand companies and new opportunities that offer better values. The Fund remains focused with the top ten holdings still representing over 50%. These include Tyco International, Baxter International, General Electric Corp., Citigroup and Viacom Inc. While a slowing U.S. economy will probably pressure the earnings of many companies, each of the above holdings should continue to grow earnings at rates that exceed the overall market's profit growth. In a low inflation period with lower interest rates, these stocks should do well, particularly if the economy is set to improve next year. In particular, some of the companies are making accretive acquisitions that should provide an earnings cushion in this year's tougher economic environment.

Tyco expects growth in its electronics business to slow from the 20% range to the lower teens. However, the health care, telecommunications, and fire and security businesses should perform well and the acquisition of Lucent Technologies' power business and other deals should provide additional upside. Tyco's cash flow is expected to remain strong, and management said that the present economic climate is offering more favorable pricing of acquisition opportunities. Although the stock trades at an all-time high, we believe its valuation is still attractive.

After shedding its low-growth cardiovascular business, Baxter International expects earnings to accelerate as the company increases its manufacturing line for a hemophilia treatment. A strong dollar has hurt the drug maker's large European earnings exposure, but these comparisons should ease and become more favorable into next year and thus provide a more accurate measurement of long-term earnings growth. Baxter should generate over $600 million in free cash flow, which it can use to enhance its health care offerings or buy back stock.

General Electric is expected to close its deal to acquire Honeywell International by the end of the first quarter. This deal should be more than 15% accretive to General Electric's earnings. The stock has retreated 25% from its highs and now represents a more compelling value. This year's weaker economy will probably pressure the company's short-economic-cycle businesses, but anticipated strength in power systems, medical systems, aerospace, and financial services should offset some of this weakness.




Some of the Fund's new investments include Dominion Resources Inc., Southern Energy, Inc., Praxair, Inc., Stilwell Financial Inc., Lamar Advertising Co., Federated Dept. Stores, and J.P. Morgan Chase & Co. Dominion and Southern are electric and gas power producers whose assets have recently been deregulated. The next four years should see a large increase in power production to catch up with demand growth in the United States. These newly deregulated companies should also benefit from marketing and trading and thus be able to grow earnings above 20%. California has demonstrated how not to deregulate the energy business by capping retail prices and limiting new power production. Other states have followed a more successful deregulation program by allowing power generation to grow and meet strong demand.

Praxair announced disappointing results in 2000, giving the Fund the opportunity to buy the stock at just ten times earnings. As a supplier of industrial gases to businesses around the world, the company is being affected by a weaker economy and higher energy prices. To alleviate the pressure on earnings, management is reducing costs. Praxair also has proprietary technologies, one of which could allow steel companies to lower their production costs. If this gas injection technology is successful, its royalties could add to Praxair's growth rate and drive the stock much higher.

Lamar Advertising is the last remaining public company operating exclusively in the outdoor billboard advertising industry. Given the attractive pricing arbitrage between this business and other advertising media, the opportunity to raise prices should continue even in a weaker economy. Also, with its focus on mid-sized markets, Lamar should still have plenty of chances to make accretive acquisitions. This year alone, the company should spend more than $500 million on deals, providing a very high return on free cash flow. Ultimately, Lamar itself could be a very attractive acquisition target for a major media company.

We believe that a good balance between strong franchises, where management is proactive in looking for ways to improve shareholder value, and new investments, which are more opportunistic and offer potential upside with appropriate risk, will provide our investors with good returns.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ COLIN G. MORRIS

Colin G. Morris
Portfolio Manager

January 31, 2001




Cumulative Performance Information
FIRST INVESTORS LIFE FOCUSED EQUITY FUND

Comparison of change in value of $10,000 investment in the First
Investors Life Focused Equity Fund and the Standard & Poor's 500 Index.

                                LIFE
                      FOCUSED EQUITY         S & P 500 INDEX
Nov-99                       $10,000                 $10,000
Dec-99                        10,250                  10,691
Dec-00                         9,130                   9,717

                    Average Annual Total Return*
One Year                      (10.93%)
Since Inception
(11/8/99)                      (7.62%)

The graph compares a $10,000 investment in the First Investors Life Focused Equity Fund beginning 11/8/99 (inception date) with a theoretical investment in the Standard & Poor's 500 Index. The Standard & Poor's 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses that an investor would incur in purchasing securities in the Index. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the period ended 12/31/00.

  The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Standard & Poor's 500 Index figures from Standard & Poor's and all other figures from First Investors Management Company, Inc.





Portfolio of Investments
FIRST INVESTORS LIFE FOCUSED EQUITY FUND
December 31, 2000

------------------------------------------------------------------------------------------------
                                                                                          Amount
                                                                                        Invested
                                                                                        For Each
                                                                                      $10,000 of
  Shares     Security                                                          Value  Net Assets
------------------------------------------------------------------------------------------------
             COMMON STOCKS--83.9%
             Basic Materials--2.3%
   4,100     Praxair, Inc.                                                $  181,937      $  234
------------------------------------------------------------------------------------------------
             Capital Goods--21.2%
  13,100     General Electric Company                                        627,981         810
   3,000     Honeywell International, Inc.                                   141,938         183
   1,000    *Sealed Air Corporation                                           30,500          39
  15,200     Tyco International, Ltd.                                        843,600       1,088
------------------------------------------------------------------------------------------------
                                                                           1,644,019       2,120
------------------------------------------------------------------------------------------------
             Communication Services--2.7%
   6,500    *Nextel Communications, Inc. - Class "A"                         160,875         207
   3,500    *WorldCom, Inc.                                                   49,000          63
------------------------------------------------------------------------------------------------
                                                                             209,875         270
------------------------------------------------------------------------------------------------
             Consumer Staples--16.6%
   5,300     Clear Channel Communications, Inc.                              256,719         331
   1,300     Coca-Cola Company                                                79,219         102
   4,400    *Comcast Corporation - Special Class "A"                         183,700         237
   5,800     PepsiCo, Inc.                                                   287,462         371
  10,200    *Viacom, Inc. - Class "B"                                        476,850         615
------------------------------------------------------------------------------------------------
                                                                           1,283,950       1,656
------------------------------------------------------------------------------------------------
             Financial--21.0%
   8,575     American Express Company                                        471,089         607
   5,600     American International Group, Inc.                              551,950         712
   8,200     Citigroup, Inc.                                                 418,713         540
   2,800     M & T Bank Corporation                                          190,400         245
------------------------------------------------------------------------------------------------
                                                                           1,632,152       2,104
------------------------------------------------------------------------------------------------
             Health Care--13.8%
   7,200     Baxter International, Inc.                                      635,850         820
   1,800     Beckman Coulter, Inc.                                            75,488          97
   2,600     Becton, Dickinson & Company                                      90,025         116
   5,800     Pfizer, Inc.                                                    266,800         344
------------------------------------------------------------------------------------------------
                                                                           1,068,163       1,377
------------------------------------------------------------------------------------------------





Portfolio of Investments (continued)
FIRST INVESTORS LIFE FOCUSED EQUITY FUND
December 31, 2000

------------------------------------------------------------------------------------------------
                                                                                          Amount
                                                                                        Invested
Shares or                                                                               For Each
Principal                                                                             $10,000 of
  Amount     Security                                                          Value  Net Assets
------------------------------------------------------------------------------------------------
             Technology--6.3%
   6,800    *Cisco Systems, Inc.                                          $  260,100      $  335
   3,000    *L-3 Communications Holdings, Inc.                               231,000         298
------------------------------------------------------------------------------------------------
                                                                             491,100         633
------------------------------------------------------------------------------------------------
Total Value of Common Stocks (cost $6,195,207)                             6,511,196       8,394
------------------------------------------------------------------------------------------------
             U.S. GOVERNMENT OBLIGATIONS--16.0%
             U.S. Treasury Bills:
  $  500M      6.15%, 2/1/01                                                 497,326         641
     100M      6.16%, 3/1/01                                                  99,085         128
     150M      5.69%, 3/15/01                                                148,311         191
     500M      5.65%, 3/29/01                                                493,168         636
------------------------------------------------------------------------------------------------
Total Value of U.S. Government Obligations (cost $1,237,771)               1,237,890       1,596
------------------------------------------------------------------------------------------------
Total Value of Investments (cost $7,432,978)                99.9%          7,749,086       9,990
Other Assets, Less Liabilities                                .1               8,017          10
------------------------------------------------------------------------------------------------
Net Assets                                                 100.0%         $7,757,103     $10,000
================================================================================================

* Non-income producing

See notes to financial statements





Portfolio Manager's Letter
FIRST INVESTORS LIFE GOVERNMENT FUND

Dear Investor:

We are pleased to present the annual report for the First Investors Life Government Fund for the fiscal year ended December 31, 2000. During the period, the Fund slightly outperformed its Lipper peer group. (The Fund's return on a net asset value basis was 10.5%, compared to a return of 10.4% for its Lipper peer group.) During the period, the Fund declared dividends from net investment income of 67.8 cents per share.

The Government Fund continued to invest primarily in Government National Mortgage Association (GNMA) mortgage-backed bonds ("Ginnie Maes"). The primary factors that drove the Fund's performance during the year were the substantial decline in interest rates due to the slowing economy and the reduction in the size of the Treasury securities market due to the substantial U.S. budget surplus.

For the year, the mortgage-backed bond market enjoyed generally strong performance. Overall, the market benefited from high yields which reduced prepayment risk, particularly during the first three quarters. Mortgage-backed bonds also benefited from the fact that they carry the highest credit rating (AAA). Within the mortgage-backed bond market, performance varied by coupon rate. Lower coupon mortgage-backed bonds had the highest returns due to lower prepayment risk, while high coupon mortgage-backed bonds had substantially lower returns. The yield spread between mortgage-backed bonds and Treasury securities widened over the course of the year as long-term interest rates fell and prepayment risk increased. The wider spreads decreased the relative performance of the mortgage-backed bond market.

Treasury securities posted the strongest returns of any sector of the bond market in 2000 largely due to two reasons. First, Treasuries are very sensitive to changes in interest rates: falling rates resulted in substantially higher bond prices. Second, the sector benefited from the 15% reduction in the size of the Treasury market resulting from the $237 billion U.S. budget surplus. In particular, the market shrunk as the Treasury Department issued less debt, while also purchasing its own bonds in the open market.

The government agency sector, which includes debt issued by agencies of the U.S. government, such as the Tennessee Valley Authority and the Federal Home Loan Board, experienced very strong performance in 2000. The sector's strength was due to its highest credit quality (AAA), large, liquid issues and rising demand for an alternative to the shrinking Treasury market.




Portfolio Manager's Letter (continued)
FIRST INVESTORS LIFE GOVERNMENT FUND

The Fund's average composition over the reporting period was: 68% of assets in mortgage-backed bonds, 18% in agency securities, 12% in Treasury securities and 2% in cash. This composition remained fairly constant, although Treasury and agency holdings were bought and sold to adjust the Fund's duration (interest rate sensitivity) and to take advantage of changing relative value relationships between agency and Treasury securities. The Fund's mortgage-backed holdings also remained fairly constant. In December, approximately 14% of the Fund's assets were shifted from higher coupon to lower coupon mortgage-backed bonds to reduce the Fund's sensitivity to prepayments.

The Fund's performance was aided by several positive factors. Agency and Treasury positions added solid performance due to the substantial decline in interest rates and the sectors' outperformance relative to mortgage-backed bonds. The Fund's decision to buy 30-year agency bonds in June when their yield spread versus Treasury securities was unusually wide, also boosted performance. Several factors negatively impacted the Fund's performance. For example, most mortgage-backed holdings in the Fund have relatively high coupons, which resulted in less price appreciation than lower coupon mortgage-backed bonds due to the former's greater prepayment risk. Overall, the Fund's relatively large exposure to the Treasury and agency markets outweighed the drag on performance due to the high coupon mortgage-backed holdings.

Thank you for placing your trust in First Investors. As always we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ CLARK D. WAGNER

Clark D. Wagner
Portfolio Manager

January 31, 2001




Cumulative Performance Information
FIRST INVESTORS LIFE GOVERNMENT FUND

Comparison of change in value of $10,000 investment in the First
Investors Life Government Fund, the Salomon Brothers Mortgage Index and the Salomon Brothers Government Index.

                           LIFE        SALOMON BROTHERS      SALOMON BROTHERS
                GOVERNMENT FUND          MORTGAGE INDEX      GOVERNMENT INDEX
Jan-92                  $10,000                 $10,000               $10,000
Dec-92                   10,979                  10,848                10,893
Dec-93                   11,680                  11,612                12,056
Dec-94                   11,201                  11,446                11,650
Dec-95                   12,952                  13,365                13,794
Dec-96                   13,416                  14,081                14,199
Dec-97                   14,572                  15,387                15,569
Dec-98                   15,671                  16,461                17,101
Dec-99                   15,835                  16,762                16,720
Dec-00                   17,505                  18,654                18,919

                    Average Annual Total Return*
One Year                      10.54%
Five Years                     6.21%
Since Inception
(1/7/92)                       6.43%

The graph compares a $10,000 investment in the First Investors Life Government Fund beginning 1/7/92 (inception date) with theoretical investments in the Salomon Brothers Mortgage Index and the Salomon Brothers Government Index. The Salomon Brothers Mortgage Index is a market capitalization-weighted index that consists of all agency pass-throughs and FHA and GNMA project notes. The Salomon Brothers Government Index is a market capitalization-weighted index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies. Every issue included in the Indices is trader-priced, and the Indices follow consistent and realistic availability limits, including only those securities with sufficient amounts outstanding. It is not possible to invest directly in these Indices. In addition, the Indices do not take into account fees and expenses that an investor would incur in purchasing securities in the Indices. For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the period ended 12/31/00. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Average Annual Total Return for One Year, Five Years and Since Inception would have been 10.38%, 5.98% and 6.07%, respectively.

  The returns shown do not reflect any sales charge, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Salomon Brothers Mortgage Index and Salomon Brothers Government Index figures from Salomon Brothers and all other figures from First Investors Management Company, Inc.





Portfolio of Investments
FIRST INVESTORS LIFE GOVERNMENT FUND
December 31, 2000

------------------------------------------------------------------------------------------------
                                                                                          Amount
                                                                                        Invested
                                                                                        For Each
Principal                                                                             $10,000 of
  Amount     Security                                                          Value  Net Assets
------------------------------------------------------------------------------------------------
             MORTGAGE-BACKED CERTIFICATES--63.1%
             Federal Home Loan Mortgage Corporation--6.3%
  $  689M      8.50%, 7/1/2022-9/1/2024                                     $717,586        $629
             Federal National Mortgage Association--19.2%
   1,360M      9%, 6/1/2015-11/1/2026                                      1,411,959       1,237
     716M      11%, 10/1/2015                                                782,392         685
             Government National Mortgage Association I
             Program--37.6%
   1,494M      6.50%, 7/15/2013-8/15/2014                                  1,501,974       1,316
   1,233M      8%, 7/15/2018                                               1,276,313       1,118
   1,220M      10%, 5/15/2019-8/15/2019                                    1,319,342       1,155
     175M      11.50%, 10/15/2012-5/15/2015                                  191,929         168
------------------------------------------------------------------------------------------------
Total Value of Mortgage-Backed Certificates (cost $7,284,262)              7,201,495       6,308
------------------------------------------------------------------------------------------------
             U.S. GOVERNMENT AGENCY OBLIGATIONS--18.5%
   1,000M    Federal Home Loan Bank, 5.80%, 9/2/2008                         991,870         869
   1,000M    Tennessee Valley Authority Power Board,
               7.125%, 5/1/2030                                            1,120,181         981
------------------------------------------------------------------------------------------------
Total Value of U.S. Government Agency Obligations
  (cost $1,943,285)                                                        2,112,051       1,850
------------------------------------------------------------------------------------------------
             U.S. GOVERNMENT OBLIGATIONS--14.4%
   1,500M    U.S. Treasury Notes, 6.50%, 2/15/2010
               (cost $1,591,496)                                           1,642,147       1,439
------------------------------------------------------------------------------------------------
             SHORT-TERM CORPORATE NOTES--2.1%
     245M    North Shore Gas Co., 6.50%, 1/2/2001
               (cost $244,956)                                               244,956         215
------------------------------------------------------------------------------------------------
Total Value of Investments (cost $11,063,999)                   98.1%     11,200,649       9,812
Other Assets, Less Liabilities                                   1.9         214,339         188
------------------------------------------------------------------------------------------------
Net Assets                                                     100.0%    $11,414,988     $10,000
================================================================================================

See notes to financial statements





Portfolio Manager's Letter
FIRST INVESTORS LIFE GROWTH FUND

Dear Investor:

We are pleased to present the annual report for the First Investors Life Growth Fund for the fiscal year ended December 31, 2000. During the period, the Fund outperformed its Lipper peer group by nearly three percentage points. (The Fund's return on a net asset value basis was 0.03%, compared to a return of -3.0% for its Lipper peer group.) During the period, the Fund declared dividends from net investment income of
4.9 cents per share and a capital gains distribution of $3.236 per share.

Amid a very challenging equity environment, we view the Fund's performance in 2000 as positive despite the flat return. The primary factors affecting the Fund's performance during the year were sector allocation and stock selection. From a sector point of view, Fund holdings in health care, select finance and consumer discretionary investments contributed positively to returns.

The year 2000 proved to be a difficult year for equity investors with the S&P 500 off 9.1%, the Nasdaq down 39.3% and the Dow off 4.7% for the full year. The Nasdaq experienced its worst year in its 29-year history. The consumer staples, health care, utilities, and energy sectors posted strong returns during the year while telecom, technology, autos, basic materials, and media were weaker sectors. A combination of factors came together last year to dramatically slow the U.S. economy and deflate stock valuations. Multiple interest rate hikes by the Fed tightened credit which slowed consumer and investment spending. Higher energy prices added to the consumer's problems with gasoline, home heating, and electricity prices all rising. A broad list of earnings misses and an abrupt inventory cycle sent technology stocks crashing and burst speculative valuations. The dramatic decline in the Nasdaq reduced investor wealth and virtually closed the IPO and new issuance markets furthering liquidity problems. All these factors conspired to put the brakes on growth with corporate profits slowing to the mid-single digits from over 20% gains early in the year.

Holdings in the information technology and media and entertainment sectors detracted from results. However, going forward, some of the factors that hurt the performance of equities in 2000 should begin to gradually reverse and provide better fundamentals for investors. The Fed has begun to lower short rates and may continue later this year. Oil prices have already retreated somewhat, but natural gas prices are likely to remain high. Lower inventories and interest rates should be stabilizing factors in the economy. Finally, the prospect of tax cuts and a low ten-year Treasury bond yield should help support equities.




Portfolio Manager's Letter (continued)
FIRST INVESTORS LIFE GROWTH FUND

Our investment strategy continues to be reasonably defensive as we enter 2001. Within the consumer staples sector, we have tried to focus on steady, if not eye-catching, growth and names that are helped by a stronger euro. We continue to favor the energy and natural gas sectors as inventories, excess capacity, and new supply in the pipeline are all very low. Health care remains a large investment but if valuations become high we will trim our exposure where appropriate. Stock selection within the financial and industrial sectors will be of the utmost importance as the economy slows. Finally, within technology we are trying to be conservative on valuation and earnings estimates given the weak environment. Later this year, we will look to get more aggressive once expectations have been lowered and fundamentals bottom out.

Going forward, we are hopeful that the economy will show gradual improvement in 2001 and look to capitalize on opportunities as the business cycle begins to turn.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ MATTHEW E. MEGARGEL

Matthew E. Megargel
Portfolio Manager

January 31, 2001




Cumulative Performance Information
FIRST INVESTORS LIFE GROWTH FUND

Comparison of change in value of $10,000 investment in the First
Investors Life Growth Fund and the Standard & Poor's 500 Index.

                          LIFE
                        GROWTH           S & P 500
                          FUND               INDEX
Dec-90                 $10,000             $10,000
Dec-91                  13,468              13,047
Dec-92                  14,785              14,041
Dec-93                  15,672              15,453
Dec-94                  15,222              15,657
Dec-95                  19,045              21,541
Dec-96                  23,702              26,487
Dec-97                  30,642              35,324
Dec-98                  39,023              45,335
Dec-99                  49,352              54,873
Dec-00                  49,366              49,877

                     Average Annual Total Return*
One Year                        .03%
Five Years                    20.98%
Ten Years                     17.30%

The graph compares a $10,000 investment in the First Investors Life Growth Fund beginning 12/31/90 with a theoretical investment in the Standard & Poor's 500 Index. The Standard & Poor's 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses that an investor would incur in purchasing securities in the Index. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the period ended 12/31/00. During certain of the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Average Annual Total Return for Ten Years would have been 17.20%.

  The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Standard & Poor's 500 Index figures from Standard & Poor's and all other figures from First Investors Management Company, Inc.





Portfolio of Investments
FIRST INVESTORS LIFE GROWTH FUND
December 31, 2000

------------------------------------------------------------------------------------------------
                                                                                          Amount
                                                                                        Invested
                                                                                        For Each
                                                                                      $10,000 of
  Shares     Security                                                          Value  Net Assets
------------------------------------------------------------------------------------------------
             COMMON STOCKS--95.9%
             Aerospace/Defense--.7%
  23,400     United Technologies Corporation                            $  1,839,825       $  66
------------------------------------------------------------------------------------------------
             Banks--4.4%
  37,100     Bank One Corporation                                          1,358,788          49
 113,552     Citigroup, Inc.                                               5,798,249         208
  21,400     State Street Corporation                                      2,658,094          96
  66,000     U.S. Bancorp                                                  1,926,375          69
   7,900     Westamerica Bancorporation                                      339,700          12
   3,500     Wilmington Trust Corporation                                    217,219           8
------------------------------------------------------------------------------------------------
                                                                          12,298,425         442
------------------------------------------------------------------------------------------------
             Business Services--4.2%
   7,000    *Affiliated Computer Services, Inc.                              424,813          15
   4,100    *DeVry, Inc.                                                     154,775           6
  27,700     G&K Sevices, Inc.                                               779,063          28
  34,200     Herman Miller, Inc.                                             983,250          36
  26,800    *Ionics, Inc.                                                    760,450          27
  87,100    *Iron Mountain, Inc.                                           3,233,588         116
  64,200     Manpower, Inc.                                                2,439,600          88
  11,650    *Tetra Tech, Inc.                                                371,344          13
  56,756    *United Rentals, Inc.                                            762,659          28
  68,300     Waste Management, Inc.                                        1,895,325          68
------------------------------------------------------------------------------------------------
                                                                          11,804,867         425
------------------------------------------------------------------------------------------------
             Chemicals--.7%
  37,700     Du Pont (E.I.) de Nemours & Company                           1,821,380          66
------------------------------------------------------------------------------------------------
             Communications Equipment--4.2%
   3,761    *Avaya, Inc.                                                      38,785           1
   7,800    *Black Box Corporation                                           376,838          14
 124,500    *Cisco Systems, Inc.                                           4,762,125         171
  31,000    *CommScope, Inc.                                                 513,438          18
  35,600    *DMC Stratex Networks, Inc.                                      534,000          19
  33,000    *Exodus Communications, Inc.                                     660,000          24
  18,400    *JDS Uniphase Corporation                                        767,050          28
   6,200    *Juniper Networks, Inc.                                          781,588          28
------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------
                                                                                          Amount
                                                                                        Invested
                                                                                        For Each
                                                                                      $10,000 of
  Shares     Security                                                          Value  Net Assets
------------------------------------------------------------------------------------------------
             Communications Equipment (continued)
  25,500     Nokia Corporation (ADR) - Class "A"                        $  1,109,250       $  40
  41,400     Nortel Networks Corporation                                   1,327,388          48
  16,800    *Tellabs, Inc.                                                   949,200          34
------------------------------------------------------------------------------------------------
                                                                          11,819,662         425
------------------------------------------------------------------------------------------------
             Computers & Office Equipment--2.8%
  54,100    *Dell Computer Corporation                                       943,369          34
  19,800    *EMC Corporation                                               1,316,700          48
  37,200     Hewlett-Packard Company                                       1,174,125          42
  32,800     International Business Machines Corporation                   2,788,000         100
  26,600    *Palm, Inc.                                                      753,113          27
  23,350     Symbol Technologies, Inc.                                       840,600          30
------------------------------------------------------------------------------------------------
                                                                           7,815,907         281
------------------------------------------------------------------------------------------------
             Drugs--11.4%
  10,000    *ALZA Corporation                                                425,000          15
  61,300     American Home Products Corporation                            3,895,615         140
  21,300    *Forest Laboratories, Inc.                                     2,830,238         102
   7,700    *Genzyme Corporation                                             692,519          25
  55,600    *Gilead Sciences, Inc.                                         4,611,325         166
 112,800    *Immunex Corporation                                           4,582,500         165
  21,300     Johnson & Johnson                                             2,237,831          81
  41,000     Merck & Company, Inc.                                         3,838,625         138
  68,475     Pfizer, Inc.                                                  3,149,850         113
  55,500     Pharmacia Corporation                                         3,385,500         122
  37,400     Schering-Plough Corporation                                   2,122,450          76
------------------------------------------------------------------------------------------------
                                                                          31,771,453       1,143
------------------------------------------------------------------------------------------------
             Electric Utilities--1.2%
  57,200    *Calpine Corporation                                           2,577,575          93
  36,200     Montana Power Company                                           751,150          27
------------------------------------------------------------------------------------------------
                                                                           3,328,725         120
------------------------------------------------------------------------------------------------
             Electrical Equipment--2.5%
  20,100     Emerson Electric Company                                      1,584,131          57
  96,200     General Electric Company                                      4,611,588         166
  31,200    *Littlefuse, Inc.                                                893,100          32
------------------------------------------------------------------------------------------------
                                                                           7,088,819         255
------------------------------------------------------------------------------------------------





Portfolio of Investments (continued)
FIRST INVESTORS LIFE GROWTH FUND
December 31, 2000

------------------------------------------------------------------------------------------------
                                                                                          Amount
                                                                                        Invested
                                                                                        For Each
                                                                                      $10,000 of
  Shares     Security                                                          Value  Net Assets
------------------------------------------------------------------------------------------------
             Electronics--3.9%
  25,600    *Applied Materials, Inc.                                      $  977,600       $  35
  26,900     Dallas Semiconductor Corporation                                689,313          25
  89,600     Intel Corporation                                             2,710,400          98
  45,400    *Micron Technology, Inc.                                       1,611,700          58
   4,000    *Novellus Systems, Inc.                                          143,750           5
  45,600    *Solectron Corporation                                         1,545,840          56
  35,200     Texas Instruments, Inc.                                       1,667,600          60
  34,900    *Veeco Instruments, Inc.                                       1,400,363          50
------------------------------------------------------------------------------------------------
                                                                          10,746,566         387
------------------------------------------------------------------------------------------------
             Energy Services--3.8%
  12,900    *Hanover Compressor Company                                      574,855          21
  20,600     Helmerich & Payne, Inc.                                         903,825          32
  64,900    *Nabors Industries, Inc.                                       3,838,835         138
 105,500    *R&B Falcon Corporation                                        2,419,905          87
  33,700     Schlumberger, Ltd.                                            2,693,893          97
------------------------------------------------------------------------------------------------
                                                                          10,431,313         375
------------------------------------------------------------------------------------------------
             Energy Sources--3.0%
  61,900     Exxon Mobil Corporation                                       5,381,431         193
  11,600     Murphy Oil Corporation                                          701,075          25
  39,300     Royal Dutch Petroleum Company - NY Shares (ADR)               2,380,105          86
------------------------------------------------------------------------------------------------
                                                                           8,462,611         304
------------------------------------------------------------------------------------------------
             Entertainment Products--.3%
  33,100    *Speedway Motorsports, Inc.                                      794,400          29
------------------------------------------------------------------------------------------------
             Financial Services--2.4%
  25,000     Goldman Sachs Group, Inc.                                     2,673,438          96
  15,200    *Investment Technology Group, Inc.                               634,600          23
  47,700     Merrill Lynch & Company, Inc.                                 3,252,544         117
------------------------------------------------------------------------------------------------
                                                                           6,560,582         236
------------------------------------------------------------------------------------------------
             Food/Beverage/Tobacco--4.8%
  45,600     Coca-Cola Company                                             2,778,750         100
  23,000     Pepsi Bottling Group, Inc.                                      918,563          33
  56,900     PepsiCo, Inc.                                                 2,820,106         102
  55,200     R.J. Reynolds Tobacco Holdings, Inc.                          2,691,000          97
 134,000    *UST, Inc.                                                     3,760,375         135
   7,000    *Whole Foods Market, Inc.                                        427,875          15
------------------------------------------------------------------------------------------------
                                                                          13,396,669         482
------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------
                                                                                          Amount
                                                                                        Invested
                                                                                        For Each
                                                                                      $10,000 of
  Shares     Security                                                          Value  Net Assets
------------------------------------------------------------------------------------------------
             Health Services--3.5%
 174,900    *Healthsouth Corporation                                     $ 2,853,056       $ 103
  36,500     IMS Health, Inc.                                                985,500          35
  15,500    *Laboratory Corporation of America Holdings                    2,728,000          98
  21,200    *Quest Diagnostics, Inc.                                       3,010,400         108
   2,000    *Trigon Healthcare, Inc. - Class "A"                             155,625           6
------------------------------------------------------------------------------------------------
                                                                           9,732,581         350
------------------------------------------------------------------------------------------------
             Household Products--1.6%
  44,900     Gillette Company                                              1,622,013          58
  36,600     Procter & Gamble Company                                      2,870,813         103
------------------------------------------------------------------------------------------------
                                                                           4,492,826         161
------------------------------------------------------------------------------------------------
             Insurance--4.4%
  78,300     ACE, Ltd.                                                     3,322,856         120
  41,574     American International Group, Inc.                            4,097,637         147
  32,800     Marsh & McLennan Companies, Inc.                              3,837,600         138
  26,500     Reinsurance Group of America, Inc.                              940,750          34
------------------------------------------------------------------------------------------------
                                                                          12,198,843         439
------------------------------------------------------------------------------------------------
             Machinery & Manufacturing--1.6%
  26,300     Illinois Tool Works, Inc.                                     1,566,494          56
  16,000     Nordson Corporation                                             408,000          15
  44,500     Tyco International, Ltd.                                      2,469,750          89
------------------------------------------------------------------------------------------------
                                                                           4,444,244         160
------------------------------------------------------------------------------------------------
             Media--4.8%
  27,200    *Acxiom Corporation                                            1,059,100          38
  68,900    *America Online, Inc.                                          2,397,720          86
 148,400    *AT&T Corporation - Liberty
             Media Group - Class "A"                                       2,012,675          72
  23,600    *Catalina Marketing Corporation                                  918,925          33
  29,000     Gannett Company, Inc.                                         1,828,813          66
  55,400    *General Motors Corporation - Class "H"                        1,274,200          46
  16,100    *TMP Worldwide, Inc.                                             885,500          32
  38,903    *Viacom, Inc. - Class "B"                                      1,818,715          65
  38,000     Walt Disney Company                                           1,099,625          40
------------------------------------------------------------------------------------------------
                                                                          13,295,273         478
------------------------------------------------------------------------------------------------





Portfolio of Investments (continued)
FIRST INVESTORS LIFE GROWTH FUND
December 31, 2000

------------------------------------------------------------------------------------------------
                                                                                          Amount
                                                                                        Invested
                                                                                        For Each
                                                                                      $10,000 of
  Shares     Security                                                          Value  Net Assets
------------------------------------------------------------------------------------------------
             Medical Products--4.6%
  52,300     Abbott Laboratories                                         $ 2,533,281        $ 91
  31,200     Baxter International, Inc.                                    2,755,350          99
 105,400     Beckman Coulter, Inc.                                         4,420,213         159
  14,300     Biomet, Inc.                                                    567,531          20
  39,700    *St. Jude Medical, Inc.                                        2,439,069          88
------------------------------------------------------------------------------------------------
                                                                          12,715,444         457
------------------------------------------------------------------------------------------------
             Paper/Forest Products--.3%
  24,200     Bemis Company, Inc.                                             812,212          29
------------------------------------------------------------------------------------------------
             Pipeline--.5%
  20,600     El Paso Energy Corporation                                    1,475,475          53
------------------------------------------------------------------------------------------------
             Retail--7.5%
  22,600    *Bed Bath & Beyond, Inc.                                         505,675          18
  46,800     CVS Corporation                                               2,805,075         101
 193,218     Dollar General Corporation                                    3,646,990         131
  52,200     Family Dollar Stores, Inc.                                    1,119,038          40
  55,400     Home Depot, Inc.                                              2,531,088          91
  53,700    *Staples, Inc.                                                   634,331          23
  85,100     Target Corporation                                            2,744,475          99
 169,800    *Venator Group, Inc.                                           2,631,900          95
  79,800     Wal-Mart Stores, Inc.                                         4,239,375         152
------------------------------------------------------------------------------------------------
                                                                          20,857,947         750
------------------------------------------------------------------------------------------------
             Software/Services--10.2%
  26,800    *American Management Systems, Inc.                               530,975          19
  47,900     Automatic Data Processing, Inc.                               3,032,669         109
  22,300    *Computer Sciences Corporation                                 1,340,788          48
   7,500    *DST Systems, Inc.                                               502,500          18
  61,100    *E.piphany, Inc.                                               3,295,581         118
  36,300     First Data Corporation                                        1,912,556          69
  12,300    *Fiserv, Inc.                                                    583,481          21
   9,700    *Intuit, Inc.                                                    382,544          14
   7,700    *Macromedia, Inc.                                                467,775          17
  86,100    *Microsoft Corporation                                         3,745,350         135
  34,000    *NOVA Corporation                                                677,875          24
  36,400    *Oracle Corporation                                            1,057,875          38
 114,700    *Rational Software Corporation                                 4,466,131         161
------------------------------------------------------------------------------------------------





Portfolio of Investments
FIRST INVESTORS LIFE GROWTH FUND
December 31, 2000

------------------------------------------------------------------------------------------------
                                                                                          Amount
                                                                                        Invested
Shares or                                                                               For Each
Principal                                                                             $10,000 of
  Amount     Security                                                          Value  Net Assets
------------------------------------------------------------------------------------------------
             Software/Services (continued)
   7,800    *Sungard Data Systems, Inc.                                  $   367,575      $   13
  40,400    *Systems & Computer Technology Corporation                       497,425          18
  33,302    *Verisign, Inc.                                                2,470,592          89
  21,000    *Verity, Inc.                                                    505,313          18
 133,800    *Vignette Corporation                                          2,408,400          87
------------------------------------------------------------------------------------------------
                                                                          28,245,405       1,016
------------------------------------------------------------------------------------------------
             Telephone--5.1%
 100,000    *Allegiance Telecom, Inc.                                      2,226,560          80
  26,700    *Global Crossing, Ltd.                                           382,144          14
 328,500    *McLeodUSA, Inc. - Class "A"                                   4,640,062         167
  58,300     SBC Communications, Inc.                                      2,783,825         100
  45,900     Verizon Communications, Inc.                                  2,300,737          83
 125,350    *WorldCom, Inc.                                                1,754,900          63
------------------------------------------------------------------------------------------------
                                                                          14,088,228         507
------------------------------------------------------------------------------------------------
             Transportation--.2%
  25,900    *EGL, Inc.                                                       619,980          22
------------------------------------------------------------------------------------------------
             Travel & Leisure--1.3%
  62,100     McDonald's Corporation                                        2,111,400          76
  29,100    *Ryanair Holdings PLC (ADR)                                    1,620,505          58
------------------------------------------------------------------------------------------------
                                                                           3,731,905         134
------------------------------------------------------------------------------------------------
Total Value of Common Stocks (cost $197,046,180)                         266,691,567       9,592
------------------------------------------------------------------------------------------------
             REPURCHASE AGREEMENT--4.0%
 $11,200M    SBC Warburg Dillon Read, Inc., 6.00%, 1/2/01
               (collateralized by U.S. Treasury Bonds,
               due 5/15/06, valued at $11,435,232)
               (cost $11,200,000)                                         11,200,000         403
------------------------------------------------------------------------------------------------
Total Value of Investments (cost $208,246,180)            99.9%          277,891,567       9,995
Other Assets, Less Liabilities                              .1               148,060           5
------------------------------------------------------------------------------------------------
Net Assets                                               100.0%         $278,039,627     $10,000
================================================================================================

* Non-income producing

See notes to financial statements





Portfolio Manager's Letter
FIRST INVESTORS LIFE HIGH YIELD FUND

Dear Investor:

We are pleased to present the annual report for the First Investors Life High Yield Fund for the fiscal year ended December 31, 2000. In a very challenging environment, the Fund performed well on a relative basis, outpacing most of the funds in its peer group. During the period, the Fund's return on a net asset value basis was -6.4%, compared to a return of -8.4% for its Lipper peer group. During the period, the Fund declared dividends from net investment income of $1.111 per share.

The primary factors that drove the Fund's performance during the year were an increase in the number of defaults among high yield issuers and a decline in investor demand for high yield bonds.

The past twelve months have been a difficult time for the high yield bond market, and it underperformed all other domestic fixed income classes. Macro-issues, such as concerns about an economic slowdown and inflationary pressures, as well as sector-specific factors, such as an increase in the default rate and outflows from mutual funds, combined to cause a deterioration in the dynamics of the high yield bond market.

The yield spread between Treasury securities and high yield bonds widened considerably throughout the year, and liquidity in the marketplace declined as broker-dealers became increasingly unwilling to hold inventories of -- or make bids for -- the bonds they had underwritten. Issuance of new bonds slowed considerably, as total new issuance for 2000 was less than half of 1999's figure. In part because of the difficulty raising additional debt or equity capital, there was a marked increase in the number of issuers forced to default on their bonds. Also, high yield mutual funds saw steady outflows as a result of the pessimistic environment. Investors shunned risk and gravitated toward investments of higher credit quality, such as Treasury securities. These outflows compounded problems by forcing mutual funds to sell their bonds into a tough market.

A number of factors aided the Fund's performance during the reporting period. Because of the prevailing investor sentiment, the Fund's upper tier issues (bonds at the higher end of the speculative bond ratings scale) performed better than lower tier issues by a wide margin. Rising oil prices led to good performance of holdings in the energy sector. In addition, some traditionally defensive sectors, such as cable providers, also performed well.




The Fund had several holdings with disappointing performance, including bonds in the steel and theater exhibitor sectors. Some firms in the telecommunication sector were also hard hit, particularly "wireline" companies or CLECs (Competitive Local Exchange Carriers) and DSL providers.

As we entered the new year, the high yield bond market got off to a strong start. Notwithstanding recent market conditions, we believe that values exist in the high yield marketplace. For long-term investors, high yield holdings may be a suitable element in a well-diversified portfolio. We look forward to an event, such as a brief and mild slowing of economic growth and continued easing of interest rates, which may further help the high yield market. As always, the Fund will remain vigilant in its research, focusing on stable and improving credits, seeking to avoid defaults, while continuing to pursue value in the high yield marketplace.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ NANCY W. JONES

Nancy W. Jones
Portfolio Manager

January 31, 2001




Cumulative Performance Information
FIRST INVESTORS LIFE HIGH YIELD FUND

Comparison of change in value of $10,000 investment in the First
Investors Life High Yield Fund and the CS First Boston High Yield Index.

                          LIFE
                    HIGH YIELD     CS FIRST BOSTON
                          FUND    HIGH YIELD INDEX
Dec-90                 $10,000             $10,000
Dec-91                  13,397              14,375
Dec-92                  15,158              16,770
Dec-93                  17,911              19,941
Dec-94                  17,630              19,748
Dec-95                  21,125              23,180
Dec-96                  23,778              26,059
Dec-97                  26,743              29,350
Dec-98                  27,584              29,520
Dec-99                  28,951              30,187
Dec-00                  27,110              28,319

                      Average Annual Total Return*
One Year                      (6.36%)
Five Years                     5.12%
Ten Years                     10.49%

The graph compares a $10,000 investment in the First Investors Life High Yield Fund beginning 12/31/90 with a theoretical investment in the CS First Boston High Yield Index. The CS First Boston High Yield Index is designed to measure the performance of the high yield bond market. As of 12/31/00, the Index consisted of 1,366 different issues, most of which are cash pay, but also included in the Index are zero-coupon bonds, step bonds, payment-in-kind bonds and bonds which are in default. As of 12/31/00, approximately 1.9% of the market value of the Index was in default. The bonds included in the Index have an average life of 6.8 years, an average maturity of 7.1 years, an average duration of 4.4 years and an average coupon of 9.98%. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses that an investor would incur in purchasing securities in the Index. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the period ended 12/31/00. During certain of the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Average Annual Total Return for Ten Years would have been 10.45%.

  The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The issuers of the high yield bonds, in which the Fund primarily invests, pay higher interest rates because they have a greater likelihood of financial difficulty, which could result in their inability to repay the bonds fully when due. Prices of high yield bonds are also subject to greater fluctuations. CS First Boston High Yield Index figures from CS First Boston Corporation and all other figures from First Investors Management Company, Inc.





Portfolio of Investments
FIRST INVESTORS LIFE HIGH YIELD FUND
December 31, 2000

------------------------------------------------------------------------------------------------
                                                                                          Amount
                                                                                        Invested
                                                                                        For Each
Principal                                                                             $10,000 of
  Amount     Security                                                          Value  Net Assets
------------------------------------------------------------------------------------------------
             CORPORATE BONDS--86.3%
             Automotive --3.0%
$  1,000M    Collins & Aikman Products Co., 11.50%, 2006                  $  770,000      $  139
     950M    Exide Corp., 10%, 2005                                          712,500         129
   1,000M    Special Devices, Inc., 11.375%, 2008                            200,000          36
------------------------------------------------------------------------------------------------
                                                                           1,682,500         304
------------------------------------------------------------------------------------------------
             Chemicals--4.4%
     700M    Compagni General de Geophysique, 10.625%, 2007 +                721,000         130
     600M    Huntsman Polymers Corp., 11.75%, 2004                           465,000          84
     700M    Hydrochem Industrial Services, Inc., 10.375%, 2007              528,500          96
   1,100M    Polymer Group, Inc., 9%, 2007                                   737,000         133
------------------------------------------------------------------------------------------------
                                                                           2,451,500         443
------------------------------------------------------------------------------------------------
             Consumer Products--1.3%
     970M    Corning Consumer Products Co., 9.625%, 2008                     232,800          42
     583M    Hines Horticulture, Inc., 11.75%, 2005                          457,655          83
------------------------------------------------------------------------------------------------
                                                                             690,455         125
------------------------------------------------------------------------------------------------
             Containers/Packaging--1.5%
     400M    Tekni-Plex, Inc., 12.75%, 2010                                  322,000          58
     500M    U.S. Can Corp., 12.375%, 2010 +                                 497,500          90
------------------------------------------------------------------------------------------------
                                                                             819,500         148
------------------------------------------------------------------------------------------------
             Durable Goods Manufacturing--1.6%
     750M    Clark Material Handling, Inc., 10.75%, 2006 ++                   42,188           8
   1,040M    Columbus McKinnon Corp., 8.50%, 2008                            826,800         149
------------------------------------------------------------------------------------------------
                                                                             868,988         157
------------------------------------------------------------------------------------------------
             Electrical Equipment--1.4%
     750M    Amphenol Corp., 9.875%, 2007                                    761,250         138
------------------------------------------------------------------------------------------------
             Energy--4.9%
     950M    Giant Industries, Inc., 9.75%, 2003                             938,125         170
     750M    Gulf Canada Resources, Ltd., 9.625%, 2005                       779,063         141
   1,000M    Veritas DGC, Inc., 9.75%, 2003                                1,012,500         183
------------------------------------------------------------------------------------------------
                                                                           2,729,688         494
------------------------------------------------------------------------------------------------





Portfolio of Investments (continued)
FIRST INVESTORS LIFE HIGH YIELD FUND
December 31, 2000

------------------------------------------------------------------------------------------------
                                                                                          Amount
                                                                                        Invested
                                                                                        For Each
Principal                                                                             $10,000 of
  Amount     Security                                                          Value  Net Assets
------------------------------------------------------------------------------------------------
             Entertainment/Leisure--.7%
$  1,000M    Carmike Cinemas, Inc., 9.375%, 2009 ++                       $  265,000       $  48
     420M    Loews Cineplex Entertainment Corp., 8.875%, 2008 ++              65,100          12
     375M    Outboard Marine Corp., 10.75%, 2008 ++                           46,875           8
------------------------------------------------------------------------------------------------
                                                                             376,975          68
------------------------------------------------------------------------------------------------
             Food/Beverage/Tobacco--2.3%
   1,300M    Canandaigua Brands, Inc., 8.50%, 2009                         1,280,500         232
------------------------------------------------------------------------------------------------
             Gaming/Lodging--4.7%
   1,000M    Hollywood Park, Inc., 9.25%, 2007                             1,002,500         181
   1,000M    Isle of Capri Casinos, Inc., 8.75%, 2009                        890,000         161
     700M    Park Place Entertainment Corp., 9.375%, 2007                    724,500         131
------------------------------------------------------------------------------------------------
                                                                           2,617,000         473
------------------------------------------------------------------------------------------------
             Healthcare--7.0%
     700M    CONMED Corp., 9%, 2008                                          562,625         102
     500M    Fisher Scientific International, Inc., 7.125%, 2005             454,724          82
     950M    Fisher Scientific International, Inc., 9%, 2008                 888,250         161
     600M    Genesis Health Ventures, Inc., 9.75%, 2005 ++                    63,000          11
     350M    Integrated Health Services, Inc., 9.50%, 2007 ++                  4,375           1
   1,000M    Packard Bioscience, Inc., 9.375%, 2007                          895,000         162
   1,000M    Tenet Healthcare Corp., 8.625%, 2007                          1,027,500         185
------------------------------------------------------------------------------------------------
                                                                           3,895,474         704
------------------------------------------------------------------------------------------------
             Information Technology/Office Equipment--2.6%
     600M    ChipPac International, Ltd., 12.75%, 2009                       519,000          94
     700M    Exodus Communications, Inc., 10.75%, 2009                       609,000         110
     200M    Exodus Communications, Inc., 11.625%, 2010 +                    186,000          34
     500M    Rhythyms NetConnections, Inc., 12.75%, 2009                     127,500          23
------------------------------------------------------------------------------------------------
                                                                           1,441,500         261
------------------------------------------------------------------------------------------------
             Media (Cable TV/Broadcasting)--9.5%
   1,000M    Charter Communications Holdings, LLC, 10%, 2009                 977,500         176
   1,100M    Diva Systems Corp. 0%-12.625%, 2008                             456,500          83
     800M    Echostar DBS, 9.375%, 2009                                      784,000         142
     700M    NTL, Inc., 11.50%, 2008                                         618,625         112
   1,000M    Rogers Communications, Inc., 8.875%, 2007                       995,000         179
------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------
                                                                                          Amount
                                                                                        Invested
                                                                                        For Each
Principal                                                                             $10,000 of
  Amount     Security                                                          Value  Net Assets
------------------------------------------------------------------------------------------------
             Media (Cable TV/Broadcasting) (continued)
  $  700M    Sinclair Broadcasting Group, Inc., 10%, 2005                 $  673,750      $  122
     700M    Star Choice Communications, Inc., 13%, 2005                     739,375         134
------------------------------------------------------------------------------------------------
                                                                           5,244,750         948
------------------------------------------------------------------------------------------------
             Media (Other)--2.9%
   1,000M    Garden State Newspapers, Inc., 8.625%, 2011                     875,000         158
   1,000M    Mail-Well I Corp., 8.75%, 2008                                  705,000         127
------------------------------------------------------------------------------------------------
                                                                           1,580,000         285
------------------------------------------------------------------------------------------------
             Mining/Metals--1.5%
     900M    Commonwealth Aluminum Corp., 10.75%, 2006                       823,500         149
------------------------------------------------------------------------------------------------
             Miscellaneous--7.4%
   1,150M    Allied Waste NA, Inc., 10%, 2009                              1,086,750         196
   1,000M    Iron Mountain, Inc., 8.25%, 2011                                947,500         171
   1,250M    Kindercare Learning Centers, Inc., 9.50%, 2009                1,131,250         205
     950M    Loomis Fargo & Co., 10%, 2004                                   907,250         164
------------------------------------------------------------------------------------------------
                                                                           4,072,750         736
------------------------------------------------------------------------------------------------
             Paper/Forest Products--7.5%
     500M    Container Corp., 11.25%, 2004                                   505,000          91
   1,050M    Packaging Corporation of America, 9.625%, 2009                1,088,062         197
   1,000M    Riverwood International Corp., 10.25%, 2006                     995,000         180
     501M    S.D. Warren Company, Inc., 14%, 2006                            548,135          99
   1,000M    Stone Container Corp., 10.75%, 2002                           1,013,750         183
------------------------------------------------------------------------------------------------
                                                                           4,149,947         750
------------------------------------------------------------------------------------------------
             Real Estate Construction--.5%
     800M    Cathay International, Ltd., 13%, 2008 +                         292,000          53
------------------------------------------------------------------------------------------------
             Telecommunications--19.9%
   1,200M    E. Spire Communications, Inc., 13%, 2005                        468,000          85
   1,000M    Global Crossing Holding, Ltd., 9.125%, 2006                     962,500         173
   1,000M    Level 3 Communications, Inc., 9.125%, 2008                      803,750         145
   1,000M    McCaw International, Ltd., 0%-13%, 2007                         620,000         112
   1,250M    Netia Holdings BV, 0%-11.25%, 2007                              756,250         137
   1,050M    Nextel Communications, Inc., 0%-9.95%, 2008                     761,250         138
   1,150M    Pac-West Telecommunications, Inc., 13.50%, 2009                 960,250         174
   1,100M    Powertel, Inc., 0%-12%, 2006                                  1,105,500         199
------------------------------------------------------------------------------------------------





Portfolio of Investments (continued)
FIRST INVESTORS LIFE HIGH YIELD FUND
December 31, 2000

------------------------------------------------------------------------------------------------
                                                                                          Amount
                                                                                        Invested
                                                                                        For Each
Principal                                                                             $10,000 of
  Amount     Security                                                          Value  Net Assets
------------------------------------------------------------------------------------------------
             Telecommunications (continued)
$  1,000M    Qwest Communications International, Inc.,
               0%-9.47%, 2007                                             $  872,500      $  158
   1,200M    RCN Corp., 0%-11%, 2008                                         390,000          71
     700M    Triton Communications, LLC, 0%-11%, 2008                        553,000         100
   1,500M    Viatel, Inc., 0%-12.50%, 2008                                   236,250          43
     500M    Williams Communications Group, Inc., 10.875%, 2009              375,000          68
     550M    Williams Communications Group, Inc., 11.875%, 2010              426,250          77
   1,400M    World Access, Inc., 13.25%, 2008                                966,000         174
   1,000M    XO Communications, Inc., 9%, 2008                               775,000         140
------------------------------------------------------------------------------------------------
                                                                          11,031,500       1,994
------------------------------------------------------------------------------------------------
             Transportation--.7%
     500M    American Commercial Lines, LLC, 10.25%, 2008                    385,000          70
------------------------------------------------------------------------------------------------
             Utilities--1.0%
     500M    AES Drax Energy, Ltd., 11.50%, 2010 +                           530,000          96
------------------------------------------------------------------------------------------------
Total Value of Corporate Bonds (cost $60,281,699)                         47,724,777       8,628
------------------------------------------------------------------------------------------------
             COMMON STOCKS--.6%
             Media (Cable TV/Broadcasting)--.4%
   8,636    *Echostar Communications Corp. - Class "A"                       196,469          36
------------------------------------------------------------------------------------------------
             Media (Other)--.2%
   1,000    *MediaNews Group, Inc. - Class "A"                               125,000          23
------------------------------------------------------------------------------------------------
             Telecommunications--.0%
   4,399    *World Access, Inc.                                               10,585           2
------------------------------------------------------------------------------------------------
Total Value of Common Stocks (cost $88,063)                                  332,054          61
------------------------------------------------------------------------------------------------
             PREFERRED STOCKS--.5%
             Miscellaneous
     417     Day International Group, Inc. 12.25%, PIK
               (cost $395,681)                                               289,370          52
------------------------------------------------------------------------------------------------
             WARRANTS--.1%
             Media (Cable TV/Broadcasting)--.1%
   3,300    *Diva Systems Corp. (expiring 3/1/08) +                           26,400           5
  16,212    *Star Choice Communications, Inc.
               (expiring 12/15/05) +                                          42,557           7
------------------------------------------------------------------------------------------------
                                                                              68,957          12
------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------
                                                                                          Amount
                                                                                        Invested
Warrants or                                                                             For Each
Principal                                                                             $10,000 of
  Amount     Security                                                          Value  Net Assets
------------------------------------------------------------------------------------------------
             Mining/Metals--.0%
     800    *Gulf State Steel Acquisition Corp.
               (expiring 4/15/03) +                                       $        8     $    --
------------------------------------------------------------------------------------------------
             Telecommunications--.0%
   1,500    *E. Spire Communications, Inc. (expiring 11/1/05)                 15,750           3
   1,000    *McCaw International, Ltd. (expiring 4/15/07) +                    2,500          --
------------------------------------------------------------------------------------------------
                                                                              18,250           3
------------------------------------------------------------------------------------------------
Total Value of Warrants (cost $2,500)                                         87,215          15
------------------------------------------------------------------------------------------------
             U.S. GOVERNMENT OBLIGATIONS--1.9%
 $ 1,000M    U.S. Treasury Notes, 6.125%, 2007 (cost $1,092,969)           1,053,047         190
------------------------------------------------------------------------------------------------
             SHORT-TERM CORPORATE NOTES--7.3%
   2,000M    Motiva, Ltd., 6.40%, 1/2/01                                   1,999,644         362
   2,025M    North Shore Gas Co., 6.50%, 1/2/01                            2,024,634         366
------------------------------------------------------------------------------------------------
Total Value of Short-Term Corporate Notes (cost $4,024,278)                4,024,278         728
------------------------------------------------------------------------------------------------
Total Value of Investments (cost $65,885,190)         96.7%               53,510,741       9,674
Other Assets, Less Liabilities                         3.3                 1,801,703         326
------------------------------------------------------------------------------------------------
Net Assets                                           100.0%              $55,312,444     $10,000
================================================================================================

 * Non-income producing

 + See Note 5

++ In default as to principal and/or interest.

See notes to financial statements





Portfolio Manager's Letter
FIRST INVESTORS LIFE INTERNATIONAL SECURITIES FUND

Dear Investor:

We are pleased to present the annual report for the First Investors Life International Securities Fund for the fiscal year ended December 31, 2000. During the period, the Fund's return on a net asset value basis was -11.7%, compared to a return of -10.3% for its Lipper peer group. During the period, the Fund declared dividends from net investment income of 12.6 cents per share, and a capital gains distribution of $2.180 per share.

As it turned out, 2000 was just about the opposite of 1999. Whereas 1999 was a year to bet on risk and momentum, 2000 was a year to buy defensive and value stocks. Bets on risky assets and momentum sectors did not pay off. While we did not have big bets in either area, the Fund would have benefited had we aggressively rotated holdings out of the technology, media, and telecom (TMT) sectors into the defensive and cyclical sectors. Our country allocation decisions added perhaps the most value through an overweight in Europe, a well-timed reduction in Japan, and beneficial forays into Latin America. Our overweight in health care for most of the year also added value. These positives were offset by the negative impact of our large cap-oriented U.S. holdings (large caps lagged mid caps in the U.S.), and weak stock selection in the U.K. and, to a lesser extent, Japan.

The U.S. economy, after surprising on the upside for some time and extending the longest U.S. expansion in history to almost ten years, finally ran out of gas late in the year. Reduced technology investment, higher interest rates, high energy prices and the deflating of the "wealth effect" all contributed to the current slowdown. Looking forward, we believe that the recent economic slowdown will gradually reverse, as the Fed will cut rates further in order to restore economic growth in the U.S. In addition, the new administration in Washington will have the flexibility, because of the large budget surpluses, to cut taxes and increase spending if necessary to stimulate the economy. That said, while stock prices have come down over the last few months, they are by no means cheap in a historical context. It will take some doing to bring the U.S. savings and investment imbalances and "excesses" of the last couple of years back towards equilibrium. Hence, we maintain a modest underweight relative to the competition in the U.S. From a sector perspective, we maintain a defensive posture in the Fund at the margin, but have begun to purchase selected materials and early cyclical names in anticipation of a cyclical recovery.

The outlook for Europe is relatively strong. Europe is less technology heavy and consumer behavior is less affected by changes in the equity market. Reduced inflation as a result of the strengthening euro and government reforms including pension changes and tax cuts, should also help European economies and markets get through the current downturn.




We're anticipating slower, though still healthy, growth. Thus, we maintain an overweight in Europe.

We wrote last year that the biggest story of 1999 was Japan, as the Japanese market and economy seemed to break out of their decade-long malaise. In 2000, the story was a reversal of a lot of 1999's gains, as the Japanese market disappointed. While investors were excited about the prospects for Japan going into 2000, this excitement had largely disappeared by year-end. Evidence of accelerating economic growth and corporate and regulatory restructuring and reform failed to materialize and propel the market. Much of the excitement had been channeled into a relatively small group of Japanese TMT stocks and when they turned, they took Japan down with them. Therefore, while the MSCI Japan Index declined by over 28% last year, the more defensive or domestically oriented sectors in the Japanese economy did relatively well. Although the Fund had holdings in the Japanese pharmaceutical sector, we were underweight in the domestic and defensive sectors overall, as many of the companies in these areas have fundamental problems, are poorly managed and don't constitute attractive long-term investments. Currently, the Fund's Japanese holdings are focused on companies that either have strong domestic positions and will be able to weather a slowing economy, or are strong exporters that will benefit from the weakening yen.

The emerging markets are beginning to look attractive again, after having a very difficult year in 2000. They tend to be highly leveraged to the global economic cycle and, as a result, we will look to add to our holdings at the margin as we see more visible signs of improvement in the global economy.

While the global economic slowdown will garner a great deal of media attention and be a source of anxiety to some, it is important to realize that most economies around the globe are fundamentally stronger than they have been in decades. We look forward to the coming year.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ TROND SKRAMSTAD

Trond Skramstad
Portfolio Manager

January 31, 2001




Cumulative Performance Information
FIRST INVESTORS LIFE INTERNATIONAL SECURITIES FUND

Comparison of change in value of $10,000 investment in the First
Investors Life International Securities Fund and the Morgan Stanley Capital International ("MSCI") All Country World Free Index.

                          LIFE
                 INTERNATIONAL    MSCI ALL COUNTRY
               SECURITIES FUND    WORLD FREE INDEX
Dec-90                 $10,000             $10,000
Dec-91                  11,523              11,991
Dec-92                  11,393              11,484
Dec-93                  13,919              14,341
Dec-94                  13,740              15,062
Dec-95                  16,308              17,993
Dec-96                  18,793              20,361
Dec-97                  20,502              23,415
Dec-98                  24,229              28,556
Dec-99                  31,851              36,214
Dec-00                  28,135              31,166

                      Average Annual Total Return*
One Year                      (11.67%)
Five Years                     11.52%
Ten Years                      10.90%

The graph compares a $10,000 investment in the First Investors Life International Securities Fund beginning 12/31/90 with a theoretical investment in the MSCI All Country World Free Index. The MSCI All Country World Free Index represents both the developed and the emerging markets. The Index includes 48 markets of which emerging markets represent approximately 5.03%. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses that an investor would incur in purchasing securities in the Index. For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the period ended 12/31/00. During certain of the periods shown, some of the expenses of the fund were waived or assumed. If such expenses had been paid by the Fund, the Average Annual Total Return for Ten Years would have been 10.81%.

  The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. MSCI All Country World Free Index from Morgan Stanley & Co., Inc. and all other figures from First Investors Management Company, Inc.





Portfolio of Investments
FIRST INVESTORS LIFE INTERNATIONAL SECURITIES FUND
December 31, 2000

------------------------------------------------------------------------------------------------
                                                                                          Amount
                                                                                        Invested
                                                                                        For Each
                                                                                      $10,000 of
  Shares     Security                                                          Value  Net Assets
------------------------------------------------------------------------------------------------
             COMMON STOCKS--90.5%
             United States--29.6%
  21,850     Abbott Laboratories                                         $ 1,058,359       $  89
  14,800     Alcoa, Inc.                                                     495,800          42
  12,900    *America Online, Inc.                                            448,920          38
  19,700     American Home Products Corporation                            1,251,935         105
  15,370     American International Group, Inc.                            1,514,905         127
  19,400    *AT&T Corporation - Liberty
               Media Group - Class "A"                                       263,113          22
   5,000     Banc One Corporation                                            183,125          15
   4,400     Baxter International, Inc.                                      388,575          33
   9,400     Beckman Coulter, Inc.                                           394,213          33
   4,400    *Calpine Corporation                                             198,275          17
   8,800     Chevron Corporation                                             743,050          62
  33,300    *Cisco Systems, Inc.                                           1,273,725         107
  22,949     Citigroup, Inc.                                               1,171,833          99
   9,800     Coca-Cola Company                                               597,188          50
  13,900     CVS Corporation                                                 833,131          70
  14,800    *Dell Computer Corporation                                       258,075          22
  16,800     Dollar General Corporation                                      317,100          27
   3,500     El Paso Energy Corporation                                      250,688          21
   2,400    *EMC Corporation                                                 159,600          13
   1,700     Emerson Electric Company                                        133,981          11
  17,700     Exxon Mobil Corporation                                       1,538,794         129
  10,600     Gannett Company, Inc.                                           668,463          56
  19,400     General Electric Company                                        929,988          78
   7,800    *General Motors Corporation - Class "H"                          179,400          15
   2,100    *Gilead Sciences, Inc.                                           174,169          15
  10,200     Gillette Company                                                368,475          31
  20,700    *Healthsouth Corporation                                         337,669          28
  20,740     Hewlett-Packard Company                                         654,606          55
  15,950     Home Depot, Inc.                                                728,716          61
   5,400     Illinois Tool Works, Inc.                                       321,638          27
  25,240     Intel Corporation                                               763,510          64
   8,800     International Business Machines Corporation                     748,000          63
   5,200    *JDS Uniphase Corporation                                        216,775          18
   7,800     Marsh & McLennan Companies, Inc.                                912,600          77
  20,700     McDonald's Corporation                                          703,800          59
  61,900    *McLeodUSA, Inc. - Class "A"                                     874,338          74
   3,700     Merck & Company, Inc.                                           346,413          29
  10,400     Merrill Lynch & Company, Inc.                                   709,150          60
------------------------------------------------------------------------------------------------





Portfolio of Investments (continued)
FIRST INVESTORS LIFE INTERNATIONAL SECURITIES FUND
December 31, 2000

------------------------------------------------------------------------------------------------
                                                                                          Amount
                                                                                        Invested
                                                                                        For Each
                                                                                      $10,000 of
  Shares     Security                                                          Value  Net Assets
------------------------------------------------------------------------------------------------
             United States (continued)
  10,700    *Micron Technology, Inc.                                      $  379,850       $  32
  17,100    *Microsoft Corporation                                           743,850          63
  15,200    *Oracle Corporation                                              441,750          37
  16,500     PepsiCo, Inc.                                                   817,781          69
  30,662     Pfizer, Inc.                                                  1,410,452         119
  16,814     Pharmacia Corporation                                         1,025,654          86
   8,485     Procter & Gamble Company                                        665,542          56
   7,600     R.J. Reynolds Tobacco Holdings, Inc.                            370,500          31
   7,700    *Rational Software Corporation                                   299,819          25
  17,180     SBC Communications, Inc.                                        820,345          69
   7,130     Schlumberger, Ltd.                                              569,954          48
   9,900    *Sonus Networks, Inc.                                            249,975          21
   6,375     State Street Corporation                                        791,839          67
   9,800     Texas Instruments, Inc.                                         464,275          39
   2,300     United Technologies Corporation                                 180,838          15
  26,700    *Venator Group, Inc.                                             413,850          35
   3,500    *Verisign, Inc.                                                  259,656          22
  12,152    *Viacom, Inc. - Class "B"                                        568,106          48
  20,500    *Vignette Corporation                                            369,000          31
  16,400     Wal-Mart Stores, Inc.                                           871,250          73
  31,275    *WorldCom, Inc.                                                  437,850          37
------------------------------------------------------------------------------------------------
                                                                          35,264,231       2,965
------------------------------------------------------------------------------------------------
             United Kingdom--14.7%
  26,900     AstraZeneca PLC                                               1,356,184         114
  43,155     BAA PLC                                                         398,393          34
  46,200     Barclays PLC                                                  1,429,960         120
 122,715     Billiton PLC                                                    472,944          40
 110,926     BP Amoco PLC                                                    894,787          75
   2,800     BP Amoco PLC (ADR)                                              134,050          11
  99,700     British Airways PLC                                             581,579          49
   2,200     British Airways PLC (ADR)                                       132,138          11
  34,100    *British Sky Broadcasting Group PLC                              571,021          48
  49,548     Cable & Wireless PLC                                            668,354          56
  18,069    *Colt Telecom Group PLC                                          388,677          33
  13,155    *GlaxoSmithKline PLC                                             371,411          31
   8,307    *GlaxoSmithKline PLC (ADR)                                       465,214          39
  50,779     Imperial Chemical Industries PLC                                418,712          35
 308,200     Invensys PLC                                                    720,509          61
  10,907     Liberty International PLC                                        79,224           7
------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------
                                                                                          Amount
                                                                                        Invested
                                                                                        For Each
                                                                                      $10,000 of
  Shares     Security                                                          Value  Net Assets
------------------------------------------------------------------------------------------------
             United Kingdom (continued)
  84,267     Lloyds TSB Group PLC                                         $  891,217       $  75
  26,900     Marconi PLC                                                     288,917          24
  51,661     Prudential Corporation PLC                                      831,134          70
  38,555     Psion PLC                                                       165,005          14
  38,698     Reckitt Benckiser PLC                                           532,981          45
 165,100     Reed International PLC                                        1,726,385         145
 267,100     Rentokil Initial PLC                                            921,676          78
  29,900     Royal Bank of Scotland Group PLC                                707,570          60
  50,552     Safeway PLC                                                     225,789          19
  95,563     Smith & Nephew PLC                                              442,531          37
  19,900     South African Breweries PLC                                     139,269          12
 300,625     Vodafone AirTouch PLC                                         1,102,476          93
  11,100     Vodafone Group PLC (ADR)                                        397,519          33
------------------------------------------------------------------------------------------------
                                                                          17,455,626       1,469
------------------------------------------------------------------------------------------------
             Japan--7.5%
  20,000     Bank of Tokyo-Mitsubishi, Ltd.                                  199,124          17
      44     DDi Corporation                                                 212,294          18
      34     East Japan Railway Company                                      199,475          17
     500     Fast Retailing Company, Ltd.                                     97,986           8
  13,000     Fuji Photo Film Company, Ltd.                                   544,133          46
   3,000     Fuji Soft ABC, Inc.                                             193,608          16
  26,000     Fujisawa Pharmaceutical Company, Inc.                           860,595          72
   9,000     Hoya Corporation                                                661,997          56
   9,000     Kao Corporation                                                 261,645          22
   2,800     Kyocera Corporation                                             305,744          26
   8,600     Matsumotokiyoshi Company, Ltd.                                  236,462          20
   3,100     Matsushita Communication Industrial Company, Ltd.               389,536          33
  31,000     Matsushita Electric Industrial Company, Ltd.                    741,068          62
  34,000     NEC Corporation                                                 622,242          52
  76,000     Nikko Securities Company, Ltd.                                  588,967          50
   2,900     Nintendo Company, Ltd.                                          456,839          38
      47     Nippon Telegraph & Telephone Corporation                        338,713          28
      16     NTT Mobile Communications Network, Inc.                         276,007          23
  20,000     Omron Corporation                                               415,937          35
   5,000     Pioneer Corporation                                             133,538          11
  10,500     Promise Company, Ltd.                                           744,746          63
  27,000     Ricoh Company, Ltd.                                             498,862          42
------------------------------------------------------------------------------------------------
                                                                           8,979,518         755
------------------------------------------------------------------------------------------------





Portfolio of Investments (continued)
FIRST INVESTORS LIFE INTERNATIONAL SECURITIES FUND
December 31, 2000

------------------------------------------------------------------------------------------------
                                                                                          Amount
                                                                                        Invested
                                                                                        For Each
                                                                                      $10,000 of
  Shares     Security                                                          Value  Net Assets
------------------------------------------------------------------------------------------------
             France--7.0%
   9,290     Air Liquid SA                                               $ 1,385,985      $  117
   9,186     Aventis SA                                                      806,413          68
   2,420     AXA-Uap                                                         349,909          29
     352     BNP Paribas SA                                                   30,901           3
  12,000     Carrefour SA                                                    753,749          63
   2,800     France Telecom SA                                               241,729          20
   5,000     L'Oreal SA                                                      428,608          36
   7,300     Pechiney SA                                                     333,720          28
   2,600     Pinault-Printemps-Redoute SA                                    558,777          47
   4,000     Schneider Electric SA                                           291,810          25
   2,400     Suez Lyonnaise des Eaux SA                                      438,279          37
   8,300     Thomson Multimedia (ADR)                                        373,500          31
   9,878     Thomson Multimedia SA                                           462,239          39
  10,341     Total Fina Elf SA                                             1,537,932         129
   4,500     Vivendi SA                                                      296,176          25
------------------------------------------------------------------------------------------------
                                                                           8,289,727         697
------------------------------------------------------------------------------------------------
             Netherlands--6.2%
  33,300     Aegon NV                                                      1,377,552         116
  21,300     Fortis (NL) NV                                                  691,951          58
   8,300     Heineken NV                                                     502,250          42
  13,371     ING Groep NV                                                  1,068,097          90
   3,043     Koninklijke KPN NV (ADR)                                         33,853           3
   3,900     Koninklijke Philips Electronics NV                              142,880          12
  27,100     Royal Dutch Petroleum Company                                 1,660,487         140
  12,000     Royal Dutch Petroleum Company - NY Shares (ADR)                 726,750          61
   4,400    *STMicroelectronics NV                                           192,099          16
   8,500     Unilever NV - NY Shares (ADR)                                   534,969          45
  14,300     Unilever PLC (ADR)                                              494,244          42
------------------------------------------------------------------------------------------------
                                                                           7,425,132         625
------------------------------------------------------------------------------------------------
             Italy--3.5%
  20,700     Alleanza Assicurazioni SpA                                      329,815          28
  18,800     Assicurazioni Generali SpA                                      746,651          63
 101,100     ENI SpA                                                         645,475          54
  34,289     Mediaset SpA                                                    409,185          34
 234,700     Pirelli SpA                                                     835,164          70
  90,470     Telecom Italia Mobile SpA                                       722,009          61
  42,933     Telecom Italia SpA                                              474,849          40
------------------------------------------------------------------------------------------------
                                                                           4,163,148         350
------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------
                                                                                          Amount
                                                                                        Invested
                                                                                        For Each
                                                                                      $10,000 of
  Shares     Security                                                          Value  Net Assets
------------------------------------------------------------------------------------------------
             Spain--3.3%
  28,400     Banco Popular Espanol SA                                     $  989,263       $  83
  73,700     Banco Santander Central Hispano SA                              788,845          66
  36,500     Endesa SA                                                       621,998          52
  39,700     Endesa SA (ADR)                                                 662,494          56
  17,767    *Telefonica SA (ADR)                                             888,350          75
------------------------------------------------------------------------------------------------
                                                                           3,950,950         332
------------------------------------------------------------------------------------------------
             Germany--2.9%
  13,121     BASF AG                                                         596,870          50
   5,500     Bayerische Motoren Werke (BMW) AG                               179,705          15
  31,864    *Deutsche Post AG                                                685,401          58
  29,200     Deutsche Telecom AG                                             880,050          74
  21,400     RWE AG                                                          949,369          80
   8,414    *T-Online International AG                                       101,909           9
------------------------------------------------------------------------------------------------
                                                                           3,393,304         286
------------------------------------------------------------------------------------------------
             Switzerland--2.4%
     562     Nestle AG                                                     1,310,928         110
     520     Novartis AG - Reg. Shs.                                         919,346          77
      60     Roche Holdings AG - Genusscheine                                611,293          51
------------------------------------------------------------------------------------------------
                                                                           2,841,567         238
------------------------------------------------------------------------------------------------
             Sweden--2.2%
  45,400     ForeningsSparbanken AB                                          695,278          58
  13,190     Gambro AB - Class "A"                                            95,757           8
 133,020     Skandinaviska Enskilda Banken - Class "A"                     1,466,174         123
  20,680     Telefonaktiebolaget L.M. Ericsson
               AB - Class "B"                                                235,610          20
   9,900     Telefonaktiebolaget L.M. Ericsson
               AB - Class "B" (ADR)                                          110,756           9
------------------------------------------------------------------------------------------------
                                                                           2,603,575         218
------------------------------------------------------------------------------------------------
             Hong Kong--1.9%
  94,000     Cheung Kong Holdings, Ltd.                                    1,202,131         101
 123,000     New World Development Company, Ltd.                             149,021          13
 599,000    *Pacific Century CyberWorks, Ltd.                                387,819          33
  56,000     Sun Hung Kai Properties, Ltd.                                   558,212          47
------------------------------------------------------------------------------------------------
                                                                           2,297,183         194
------------------------------------------------------------------------------------------------





Portfolio of Investments (continued)
FIRST INVESTORS LIFE INTERNATIONAL SECURITIES FUND
December 31, 2000

------------------------------------------------------------------------------------------------
                                                                                          Amount
                                                                                        Invested
                                                                                        For Each
                                                                                      $10,000 of
  Shares     Security                                                          Value  Net Assets
------------------------------------------------------------------------------------------------
             Canada--1.7%
  23,774     Abitibi-Consolidated, Inc.                                   $  219,221       $  18
  37,700     Alcan Aluminum, Ltd.                                          1,287,623         108
  16,900     Nortel Networks Corporation                                     541,856          46
------------------------------------------------------------------------------------------------
                                                                           2,048,700         172
------------------------------------------------------------------------------------------------
             Finland--1.5%
  20,240     Nokia OYJ - Class "A"                                           902,658          76
  22,359     Sonera OYJ                                                      405,162          34
  14,520     Upm-Kymmene Corporation                                         498,280          42
------------------------------------------------------------------------------------------------
                                                                           1,806,100         152
------------------------------------------------------------------------------------------------
             Belgium--1.2%
   1,296     Dexia                                                           234,358          20
  27,482    *Interbrew                                                       957,802          81
   6,217     KBC Bancassurance Holding NV                                    269,267          23
------------------------------------------------------------------------------------------------
                                                                           1,461,427         124
------------------------------------------------------------------------------------------------
             South Korea--1.2%
   7,400     Korea Telecom Corporation (ADR)                                 229,400          19
   6,590     Samsung Electronics                                             823,099          69
   1,060     SK Telecom Company, Ltd.                                        212,000          18
   4,600     SK Telecom Company, Ltd. (ADR)                                  108,388           9
------------------------------------------------------------------------------------------------
                                                                           1,372,887         115
------------------------------------------------------------------------------------------------
             Bermuda--.7%
   5,800    *Global Crossing, Ltd.                                            83,013           7
  14,000     Tyco International, Ltd.                                        777,000          65
------------------------------------------------------------------------------------------------
                                                                             860,013          72
------------------------------------------------------------------------------------------------
             China--.6%
  44,900    *China Unicom, Ltd. (ADR)                                        662,275          56
------------------------------------------------------------------------------------------------
             Brazil--.5%
   8,500     Telecomunicacoes Brasileiras SA (ADR)                           619,438          52
------------------------------------------------------------------------------------------------
             South Africa--.5%
 175,000     FirstRand, Ltd.                                                 195,112          16
   7,300     Nedcor, Ltd.                                                    168,758          14
 134,500     Sanlam, Ltd.                                                    172,345          15
------------------------------------------------------------------------------------------------
                                                                             536,215          45
------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------
                                                                                          Amount
                                                                                        Invested
Shares or                                                                               For Each
Principal                                                                             $10,000 of
  Amount     Security                                                          Value  Net Assets
------------------------------------------------------------------------------------------------
             Australia--.5%
  16,600     News Corporation, Ltd. (ADR)                                 $  535,350       $  45
------------------------------------------------------------------------------------------------
             Ireland--.4%
  36,412     Allied Irish Banks PLC                                          423,922          36
------------------------------------------------------------------------------------------------
             Taiwan--.3%
  21,300    *Taiwan Semiconductor Manufacturing
               Company, Ltd. (ADR)                                           367,425          31
------------------------------------------------------------------------------------------------
             Portugal--.2%
  86,600     Electricidade de Portugal SA                                    286,207          24
------------------------------------------------------------------------------------------------
Total Value of Common Stocks (cost $92,347,697)                          107,643,920       9,053
------------------------------------------------------------------------------------------------
             PREFERRED STOCKS--.0%
             Brazil
   5,000    *Vale Do Rio Doce - Class "B" (cost $0)                               --          --
------------------------------------------------------------------------------------------------
             U.S. GOVERNMENT OBLIGATIONS--.2%
             U.S. Treasury Bills: +
  $  110M      5.74%, 1/4/2001                                               109,943           9
      50M      6.43%, 2/8/2001                                                49,710           4
     100M      6.16%, 3/1/2001                                                99,085           8
------------------------------------------------------------------------------------------------
Total Value of U.S. Government Obligations (cost $258,621)                   258,738          21
------------------------------------------------------------------------------------------------
             FOREIGN GOVERNMENT AND AGENCY SECURITIES--7.8%
             Germany
Euro 9,87M   Bundesschatzanweisungen, 3%, 3/16/2001
               (cost $8,622,492)                                           9,233,582         777
------------------------------------------------------------------------------------------------
             REPURCHASE AGREEMENT--1.9%
  $2,278M    UBS Warburg, 6%,1/02/01, (collateralized by
               U.S. Treasury Bond, due 11/15/14, valued at
               $2,324,481)(cost $2,278,000)                                2,278,000         192
------------------------------------------------------------------------------------------------
Total Value of Investments (cost $103,506,810)           100.4%          119,414,240      10,043
Excess of Liabilities Over Other Assets                    (.4)             (510,969)        (43)
------------------------------------------------------------------------------------------------
Net Assets                                               100.0%         $118,903,271     $10,000
================================================================================================

* Non-income producing

+ See Note 6

See notes to financial statements






Portfolio of Investments (continued)
FIRST INVESTORS LIFE INTERNATIONAL SECURITIES FUND
December 31, 2000

Sector diversification of the portfolio was as follows:
---------------------------------------------------------------------
                                             Percentage
Sector                                       of Net Assets      Value
---------------------------------------------------------------------
Banks                                             8.8%   $ 10,441,434
Media                                             8.4       9,939,774
Drugs                                             8.1       9,599,079
Insurance                                         6.9       8,190,072
Energy Sources                                    6.6       7,881,326
Telephone                                         5.9       7,191,253
Retail                                            4.2       5,036,810
Food\Beverage\Tobacco                             3.8       4,695,719
Electronics                                       3.8       4,559,986
Communications Equipment                          3.1       3,685,280
Household Products                                2.8       3,286,465
Medical Products                                  2.6       3,041,432
Electric Utilities                                2.3       2,718,342
Entertainment Products                            2.3       2,711,317
Metals & Minerals                                 2.2       2,590,087
Electrical Equipment                              2.1       2,492,225
Chemicals                                         2.0       2,401,568
Software Services                                 2.0       2,380,989
Business Services                                 1.9       2,203,030
Financial Services                                1.7       2,042,862
Computers & Office Equipment                      1.7       2,013,889
Travel & Leisure                                  1.2       1,417,517
Transportation                                    1.1       1,283,269
Machinery & Manufacturing                          .9       1,098,638
Automotive                                         .9       1,014,869
Paper/Forest Products                              .6         717,500
Real Estate Companies                              .6         707,233
Pipeline                                           .6         688,967
Energy Services                                    .5         569,954
Communication Equipment                            .4         524,527
Health Services                                    .3         337,669
Aerospace/Defense                                  .2         180,838
U.S. Government Obligations                        .2         258,738
Foreign Government and Agency Securities          7.8       9,233,582
Repurchase Agreement                              1.9       2,278,000
---------------------------------------------------------------------
Total Value of Investments                      100.4     119,414,240
Excess of Liabilities Over Other Assets           (.4)       (510,969)
---------------------------------------------------------------------
Net Assets                                      100.0%   $118,903,271
=====================================================================

See notes to financial statements





Portfolio Manager's Letter
FIRST INVESTORS LIFE INVESTMENT GRADE FUND

Dear Investor:

We are pleased to present the annual report for the First Investors Life Investment Grade Fund for the fiscal year ended December 31, 2000. During the period, the Fund outperformed its Lipper peer group by more than one-and-a-half percentage points. (The Fund's return on a net asset value basis was 9.5%, compared to a return of 8.0% for its Lipper peer group.) During the period, the Fund declared dividends from net investment income of 70.9 cents per share.

The primary factor that drove the Fund's performance during the year was the revaluation of corporate bonds relative to Treasuries. While prices of long maturity Treasury securities rose substantially, the values of corporate bonds did not appreciate nearly as much. Corporate bonds as a group were revalued as markets required more yield as compensation for the rising uncertainty about inflation, future growth rates and economy-wide credit risks. Thus, corporate bondholders received yields that stayed even or increased slightly, even as Treasury yields declined. During the reporting period, the Fund took advantage of market conditions and increased its earning power. This helped performance as market yields have declined.

Corporate bonds are always priced at higher yields than Treasury securities, which pose no credit risk. Retirement of long-term Treasuries, coupled with heavy corporate bond issuance, widened the yield spread between the two. While corporate yields have not increased markedly, credit spreads grew wider and more attractive versus Treasuries, as Treasury yields fell. In this environment, new bond issues required relatively high yields to get the deals done. Several sectors became "cheap," as issuers rushed to raise capital.

One theme in 2000 was "event risk." It was a byproduct of softness in some parts of the equity market, as some issuers took credit damaging actions, such as leveraged buy-outs (LBOs), leveraged recapitalizations or stock buybacks. As some stock prices languished, related bonds sometimes became suspect, as bond investors become wary of management attempts to use aggressive financial tools to "unlock shareholder value." Worries about the potential use of these techniques weighed on values of corporate bonds in general.

Business risk is always present, even in the excellent environment that we have enjoyed, but earnings shortfalls and negative surprises were treated very harshly in 2000. To most investors, 2000 was seen as a transition -- or slowing down -- year for domestic and international economies.




Portfolio Manager's Letter (continued)
FIRST INVESTORS LIFE INVESTMENT GRADE FUND

The Fund participated selectively in new issues sold under conditions favorable to investors -- those with high yields. We increased the Fund's duration only slightly. Most holdings remained of intermediate maturity, which was the best performing part of the corporate yield curve. The Fund acquired more highly liquid issues, which were much sought after by the market. Also, it benefited from its weighting -- and specific holding choices -- in the finance sector, especially banks. During a period of frequent downgrades, the Fund avoided the worst instances of credit deterioration. The Fund held a position in Xerox, whose business is suffering, but sold it before the worst deterioration. The Fund stayed selective in the telecommunications sector, an area where heavy issuance is required to pay for very aggressive investment spending worldwide.

We described the year as being "transitional." As the year ended, the Fed changed its operating bias toward readiness to be stimulative to the economy. Markets applauded the new policy and by rallying in December, predicted that it would succeed at providing bond investment opportunity in 2001.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ GEORGE V. GANTER

George V. Ganter
Co-Portfolio Manager

/S/ CLARK D. WAGNER

Clark D. Wagner
Co-Portfolio Manager

January 31, 2001




Cumulative Performance Information
FIRST INVESTORS LIFE INVESTMENT GRADE FUND

Comparison of change in value of $10,000 investment in the First
Investors Life Investment Grade Fund and the Lehman Brothers Corporate
Bond Index.

                 LIFE INVESTMENT   LEHMAN BROTHERS CORPORATE
                      GRADE FUND                  BOND INDEX
Jan-92                   $10,000                     $10,000
Dec-92                    10,879                      10,869
Dec-93                    12,056                      12,190
Dec-94                    11,630                      11,711
Dec-95                    13,920                      14,316
Dec-96                    14,316                      14,786
Dec-97                    15,720                      16,298
Dec-98                    17,159                      17,695
Dec-99                    16,724                      17,348
Dec-00                    18,315                      18,923

                    Average Annual Total Return*
One Year                      9.51%
Five Years                    5.64%
Since Inception
(1/7/92)                      6.96%

The graph compares a $10,000 investment in the First Investors Life Investment Grade Fund beginning 1/7/92 (inception date) with a theoretical investment in the Lehman Brothers Corporate Bond Index. The Lehman Brothers Corporate Bond Index includes all publicly issued, fixed rate, nonconvertible investment grade dollar-denominated,

S.E.C.-registered corporate debt. All issues have at least one year to maturity and an outstanding par value of at least $100 million. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses that an investor would incur in purchasing securities in the Index. For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the period ended 12/31/00. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Average Annual Total Return for One Year, Five Years and Since Inception would have been 9.37%, 5.50% and 6.74%, respectively.

  The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Lehman Brothers Corporate Bond Index figures from Lehman Brothers, Inc. and all other figures from First Investors Management Company, Inc.





Portfolio of Investments
FIRST INVESTORS LIFE INVESTMENT GRADE FUND
December 31, 2000

------------------------------------------------------------------------------------------------
                                                                                          Amount
                                                                                        Invested
                                                                                        For Each
Principal                                                                             $10,000 of
  Amount     Security                                                          Value  Net Assets
------------------------------------------------------------------------------------------------
             CORPORATE BONDS--86.9%
             Aerospace/Defense--4.3%
  $  300M    Honeywell International, Inc., 6.875%, 2005                  $  310,571      $  146
     300M    Precision Castparts Corp., 8.75%, 2005                          314,048         147
     300M    Raytheon Co., 6.15%, 2008                                       287,508         135
------------------------------------------------------------------------------------------------
                                                                             912,127         428
------------------------------------------------------------------------------------------------
             Automotive --5.2%
     250M    DaimlerChrysler NA Holdings Corp., 8%, 2010                     252,616         119
     200M    Goodyear Tire & Rubber Co., 8.50%, 2007                         174,510          82
     200M    Lear Corp., 7.96%, 2005                                         189,022          89
     270M    Navistar International Corp., 8%, 2008                          198,450          93
     300M    Visteon Corp., 8.25%, 2010                                      296,278         139
------------------------------------------------------------------------------------------------
                                                                           1,110,876         522
------------------------------------------------------------------------------------------------
             Chemicals--2.6%
     250M    Du Pont (E.I.) de Nemours & Co., 8.125%, 2004                   264,494         124
     300M    Lubrizol Corp., 7.25%, 2025                                     296,155         139
------------------------------------------------------------------------------------------------
                                                                             560,649         263
------------------------------------------------------------------------------------------------
             Consumer Products--1.2%
     265M    Mattel, Inc., 6%, 2003                                          249,068         117
------------------------------------------------------------------------------------------------
             Energy--5.0%
     315M    Baroid Corp., 8%, 2003                                          330,442         155
     250M    Phillips Petroleum Co., 7.20%, 2023                             226,803         106
     300M    Repsol International Finance, 7.45%, 2005                       308,811         145
     200M    Veritas DGC, Inc., 9.75%, 2003                                  202,500          95
------------------------------------------------------------------------------------------------
                                                                           1,068,556         501
------------------------------------------------------------------------------------------------
             Entertainment/Leisure--2.1%
     150M    Time Warner, Inc., 6.875%, 2018                                 141,730          66
     300M    Walt Disney Co., 7.30%, 2005                                    312,872         147
------------------------------------------------------------------------------------------------
                                                                             454,602         213
------------------------------------------------------------------------------------------------
             Financial Services--10.7%
     150M    Bank of America Corp., 7.80%, 2010                              156,372          73
     300M    Bank One Corp., 7.875%, 2010                                    313,036         147
     125M    BB&T Corp., 6.375%, 2005                                        122,469          57
------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------
                                                                                          Amount
                                                                                        Invested
                                                                                        For Each
Principal                                                                             $10,000 of
  Amount     Security                                                          Value  Net Assets
------------------------------------------------------------------------------------------------
             Financial Services (continued)
  $  300M    Chase Manhattan Corp., 7.875%, 2010                          $  317,009      $  149
     200M    Citicorp, 8%, 2003                                              206,912          97
     200M    First Union Corp., 7.70%, 2005                                  207,473          97
     250M    Fleet Capital Trust II, 7.92%, 2026                             233,093         109
     225M    Huntington National Bank, 8%, 2010                              235,386         110
     250M    Republic NY Corp., 7.75%, 2009                                  258,752         121
     225M    Washington Mutual, Inc., 8.25%, 2010                            238,430         112
------------------------------------------------------------------------------------------------
                                                                           2,288,932       1,072
------------------------------------------------------------------------------------------------
             Food/Beverage/Tobacco--5.0%
     250M    Anheuser-Busch Companies, Inc., 7%, 2005                        256,764         121
     225M    Coca-Cola Enterprises, Inc., 7.875%, 2002                       228,695         107
     300M    Hershey Foods Corp., 6.70%, 2005                                310,710         146
     275M    Pepsi Bottling Group, Inc., 7%, 2029                            273,808         129
------------------------------------------------------------------------------------------------
                                                                           1,069,977         503
------------------------------------------------------------------------------------------------
             Gaming/Lodging--.7%
     150M    MGM Grand, Inc., 9.75%, 2007                                    157,500          74
------------------------------------------------------------------------------------------------
             Healthcare--1.2%
     250M    Tenet Healthcare Corp., 8.625%, 2007                            256,875         121
------------------------------------------------------------------------------------------------
             Investment/Finance Companies--5.5%
     275M    American Express Co., 6.875%, 2005                              282,300         132
     250M    Ford Motor Credit Co., 7.50%, 2005                              255,453         120
     300M    General Electric Capital Corp., 7.875%, 2006                    323,641         152
     300M    General Motors Acceptance Corp., 7.75%, 2010                    309,879         145
------------------------------------------------------------------------------------------------
                                                                           1,171,273         549
------------------------------------------------------------------------------------------------
             Media --6.7%
     300M    Comcast Cable Communications, Inc., 8.375%, 2007 +              320,993         151
     250M    Cox Enterprises, Inc., 8%, 2007 +                               257,291         121
     300M    New York Times Co., Inc., 7.625%, 2005                          316,566         149
     250M    News America Holdings, Inc., 8.50%, 2005                        259,901         122
     300M    PanAmSat Corp., 6.375%, 2008                                    270,409         127
------------------------------------------------------------------------------------------------
                                                                           1,425,160         670
------------------------------------------------------------------------------------------------





Portfolio of Investments (continued)
FIRST INVESTORS LIFE INVESTMENT GRADE FUND
December 31, 2000

------------------------------------------------------------------------------------------------
                                                                                          Amount
                                                                                        Invested
                                                                                        For Each
Principal                                                                             $10,000 of
  Amount     Security                                                          Value  Net Assets
------------------------------------------------------------------------------------------------
             Mining/Metals--2.8%
  $  300M    Hanson PLC, 7.875%, 2010                                       $299,219        $140
     300M    Thiokol Corp., 6.625%, 2008                                     298,382         140
------------------------------------------------------------------------------------------------
                                                                             597,601         280
------------------------------------------------------------------------------------------------
             Miscellaneous--1.1%
     250M    Allied Waste NA, Inc., 7.625%, 2006                             238,750         112
------------------------------------------------------------------------------------------------
             Paper/Forest Products--1.5%
     300M    International Paper Co., 8.125%, 2005 +                         311,576         146
------------------------------------------------------------------------------------------------
             Retail - Food/Drug--2.3%
     300M    Kroger Co., 7%, 2018                                            281,333         132
     195M    Safeway, Inc., 7.25%, 2004                                      200,329          94
------------------------------------------------------------------------------------------------
                                                                             481,662         226
------------------------------------------------------------------------------------------------
             Retail - General Merchandise--4.0%
     300M    Federated Department Stores, Inc., 7.45%, 2017                  267,666         126
     250M    Target Corp., 7.50%, 2010                                       264,066         124
     300M    Wal-Mart Stores, Inc., 8%, 2006                                 326,594         153
------------------------------------------------------------------------------------------------
                                                                             858,326         403
------------------------------------------------------------------------------------------------
             Telecommunications--9.5%
     300M    Deutsche Telekom AG, 8%, 2010                                   305,951         144
     275M    Global Crossing Holding, Ltd., 9.125%, 2006                     264,687         124
     300M    GTE Corp., 7.90%, 2027                                          296,970         140
     275M    MetroNet Communications Corp., 0%-9.95%, 2008                   224,125         105
     100M    Pacific Bell Telephone Co., 7%, 2004                            102,465          48
     275M    Sprint Capital Corp., 6.375%, 2009                              247,604         116
     250M    Vodafone AirTouch PLC, 7.75%, 2010                              259,208         122
     305M    WorldCom, Inc., 8.875%, 2006                                    310,967         146
------------------------------------------------------------------------------------------------
                                                                           2,011,977         945
------------------------------------------------------------------------------------------------
             Transportation--6.6%
     275M    Burlington Northern Santa Fe Corp., 7.875%, 2007                291,120         137
     300M    Canadian National Railway Co., 6.45%, 2006                      292,410         137
     250M    Continental Airlines, Inc., 8.388%, 2020                        264,216         124
     250M    Eletson Holdings, Inc., 9.25%, 2003                             242,500         114
     300M    Norfolk Southern Corp., 7.35%, 2007                             308,376         145
------------------------------------------------------------------------------------------------
                                                                           1,398,622         657
------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------
                                                                                          Amount
                                                                                        Invested
                                                                                        For Each
Principal                                                                             $10,000 of
  Amount     Security                                                          Value  Net Assets
------------------------------------------------------------------------------------------------
             Utilities--8.9%
  $  300M    Columbia Energy Group, 6.80%, 2005                           $  298,960      $  140
     265M    Consumers Energy Co., 6.375%, 2008                              250,195         117
     250M    El Paso Energy Corp., 7.375%, 2012                              255,208         120
     300M    Enron Corp., 7.125%, 2007                                       308,852         145
     209M    Niagara Mohawk Holdings, Inc., 7.625%, 2005                     216,665         102
     275M    Northwestern Public Service Co., 7.10%, 2005                    284,623         134
      28M    Old Dominion Electric Cooperative, 7.97%, 2002                   28,286          13
     250M    PP&L Capital Funding, Inc., 8.375%, 2007                        255,929         120
------------------------------------------------------------------------------------------------
                                                                           1,898,718         891
------------------------------------------------------------------------------------------------
Total Value of Corporate Bonds (cost $18,389,287)                         18,522,827       8,693
------------------------------------------------------------------------------------------------
             MUNICIPAL BONDS--1.5%
             Housing
     335M    Virginia State Housing Dev. Auth., 6.51%, 2019
               (cost $289,211)                                               311,969         147
------------------------------------------------------------------------------------------------
             U.S. GOVERNMENT OBLIGATIONS--7.6%
     500M    U.S. Treasury Notes, 7.875%, 2004                               547,403         257
   1,000M    U.S. Treasury Notes, 6.625%, 2007                             1,078,938         506
------------------------------------------------------------------------------------------------
Total Value of U.S. Government Obligations (cost $1,545,977)               1,626,341         763
------------------------------------------------------------------------------------------------
             SHORT-TERM CORPORATE NOTES--1.1%
     225M    Coca-Cola Enterprises, Inc., 6.30%, 1/8/01
               (cost $224,724)                                               224,724         106
------------------------------------------------------------------------------------------------
Total Value of Investments (cost $20,449,199)          97.1%              20,685,861       9,709
Other Assets, Less Liabilities                          2.9                  620,670         291
------------------------------------------------------------------------------------------------
Net Assets                                            100.0%             $21,306,531     $10,000
================================================================================================

+ See Note 5

See notes to financial statements





Portfolio Manager's Letter
FIRST INVESTORS LIFE TARGET MATURITY 2007 FUND
FIRST INVESTORS LIFE TARGET MATURITY 2010 FUND
FIRST INVESTORS LIFE TARGET MATURITY 2015 FUND

Dear Investor:

We are pleased to present the annual report for the First Investors Life Target Maturity 2007, 2010 and 2015 Funds for the fiscal year ended December 31, 2000. During the period, the Fund's return on a net asset value basis was 16.4% for Target Maturity 2007, 21.1% for Target Maturity 2010 and 25.0% for Target Maturity 2015. During the period, Target Maturity 2007, Target Maturity 2010 and Target Maturity 2015 declared dividends from net investment income of 67.9, 67.6 and 3.3 cents per share, respectively.

The Funds' investment objective is to seek a predictable compounded return for investors who hold the Funds until maturity. In order to meet this objective, the Funds are fully invested in high-quality zero coupon bonds. These bonds are very sensitive to changes in interest rates. Consequently, with long-term interest rates declining in 2000, zero coupon bonds provided higher returns than did the bond market in general. The Target Maturity 2015 Fund had the highest return because it has the longest average maturity; Target 2007 had the lowest return because it has the shortest average maturity.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ CLARK D. WAGNER

Clark D. Wagner
Portfolio Manager

January 31, 2001




Cumulative Performance Information
FIRST INVESTORS LIFE TARGET MATURITY 2007 FUND

Comparison of change in value of $10,000 investment in the First
Investors Life Target Maturity 2007 Fund and the Salomon Brothers
Government Index.

                                LIFE
                     TARGET MATURITY        SALOMON BROTHERS
                           2007 FUND        GOVERNMENT INDEX
Apr-95                       $10,000                 $10,000
Dec-95                        12,260                  11,162
Dec-96                        11,996                  11,490
Dec-97                        13,601                  12,599
Dec-98                        15,637                  13,839
Dec-99                        14,169                  13,530
Dec-00                        16,499                  15,309

                     Average Annual Total Return*
One Year                      16.44%
Five Years                     6.12%
Since Inception
(4/26/95)                      9.20%

The graph compares a $10,000 investment in the First Investors Life Target Maturity 2007 Fund beginning 4/26/95 (inception date) with a theoretical investment in the Salomon Brothers Government Index. The Salomon Brothers Government Index is a market capitalization-weighted Index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies. Every issue included in the Index is trader-priced, and the Index follows consistent and realistic availability limits, including only those securities with sufficient amounts outstanding. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses that an investor would incur in purchasing securities in the Index. For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the period ended 12/31/00. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Average Annual Total Return for One Year, Five Years and Since Inception would have been 16.31%, 5.99% and 9.07%, respectively.

  The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Salomon Brothers Government Index figures from Salomon Brothers and all other figures from First Investors Management Company, Inc.





Portfolio of Investments
FIRST INVESTORS LIFE TARGET MATURITY 2007 FUND
December 31, 2000

--------------------------------------------------------------------------------------------------
                                                                                            Amount
                                                                                          Invested
                                                                                          For Each
Principal                                                        Effective              $10,000 of
  Amount     Security                                               Yield+       Value  Net Assets
--------------------------------------------------------------------------------------------------
             U.S. GOVERNMENT AGENCY ZERO COUPON OBLIGATIONS--66.1%
             Agency For International Development - Israel:
  $  570 M     2/15/2007                                            5.51%   $  408,437      $  140
     119 M     3/15/2007                                            5.52        84,850          29
   1,513 M     8/15/2007                                            5.54     1,053,332         361
   1,000 M     11/15/2007                                           5.49       688,991         236
     980 M     2/15/2008                                            5.60       661,321         226
     493 M   Federal Judiciary Office Building,
               2/15/2007                                            5.74       348,640         119
             Federal National Mortgage Association:
     961 M     7/15/2007                                            5.89       657,240         225
     525 M     10/8/2007                                            5.82       355,958         122
     719 M     11/29/2007                                           5.82       483,650         166
     558 M     2/1/2008                                             5.93       368,779         126
   1,134 M     8/1/2008                                             5.95       726,963         249
             Government Trust Certificate - Israel Trust:
     307 M     10/1/2007                                            5.71       209,944          72
   6,904 M     11/15/2007                                           5.68     4,696,398       1,607
     766 M   Government Trust Certificate - Turkey
               Trust, 11/15/2007                                    5.68       521,066         178
     586 M   International Bank for Reconstruction &
               Development, 8/15/2007                               6.15       392,268         134
   6,456 M   Resolution Funding Corporation,
               10/15/2007                                           5.42     4,490,464       1,538
             Tennessee Valley Authority:
   1,166 M     5/1/2007                                             6.11       796,249         273
   2,600 M     11/1/2007                                            6.07     1,727,674         591
   1,000 M     4/15/2008                                            6.17       642,083         220
--------------------------------------------------------------------------------------------------
Total Value of U.S. Government Agency Zero Coupon Obligations
  (cost $18,239,201)                                                        19,314,307       6,612
--------------------------------------------------------------------------------------------------
             U.S. TREASURY ZERO COUPON OBLIGATIONS-33.4%
  13,750 M   U.S. Treasury Strips, 11/15/2007
               (cost $8,751,700)                                    5.08     9,736,292       3,334
--------------------------------------------------------------------------------------------------
Total Value of Investments (cost $26,990,901)                       99.5%   29,050,599       9,946
Other Assets, Less Liabilities                                        .5       159,184          54
--------------------------------------------------------------------------------------------------
Net Assets                                                         100.0%  $29,209,783     $10,000
==================================================================================================

+ The effective yields shown for the zero coupon obligations are the effective yields at December 31, 2000.

See notes to financial statements





Cumulative Performance Information
FIRST INVESTORS LIFE TARGET MATURITY 2010 FUND

Comparison of change in value of $10,000 investment in the First
Investors Life Target Maturity 2010 Fund and the Salomon Brothers
Government Index.

                                LIFE
                     TARGET MATURITY        SALOMON BROTHERS
                           2010 FUND        GOVERNMENT INDEX
Apr-96                       $10,000                 $10,000
Dec-96                        11,160                  10,596
Dec-97                        12,930                  11,619
Dec-98                        14,787                  12,762
Dec-99                        13,053                  12,477
Dec-00                        15,802                  14,118

                     Average Annual Total Return*
One Year                      21.06%
Since Inception
(4/30/96)                     10.28%

The graph compares a $10,000 investment in the First Investors Life Target Maturity 2010 Fund beginning 4/30/96 (inception date) with a theoretical investment in the Salomon Brothers Government Index. The Salomon Brothers Government Index is a market capitalization-weighted Index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies. Every issue included in the Index is trader-priced, and the Index follows consistent and realistic availability limits, including only those securities with sufficient amounts outstanding. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses that an investor would incur in purchasing securities in the Index. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the period ended 12/31/00. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Average Annual Total Return for One Year and Since Inception would have been 20.93% and 10.14%, respectively.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Salomon Brothers Government Index figures from Salomon Brothers and all other figures from First Investors Management Company, Inc.





FIRST INVESTORS LIFE TARGET MATURITY 2010 FUND
December 31, 2000

--------------------------------------------------------------------------------------------------
                                                                                            Amount
                                                                                          Invested
                                                                                          For Each
Principal                                                        Effective              $10,000 of
  Amount     Security                                               Yield+       Value  Net Assets
--------------------------------------------------------------------------------------------------
             U.S. GOVERNMENT AGENCY ZERO COUPON
             OBLIGATIONS--66.7%
             Agency For International Development - Israel:
  $1,303 M     8/15/2010                                            5.74%     $755,546        $665
     495 M     9/15/2010                                            5.73       285,899         251
             Federal National Mortgage Association:
   1,260 M     8/7/2010                                             6.08       709,107         624
     700 M     10/8/2010                                            6.04       391,313         344
     600 M     11/29/2010                                           6.04       332,509         292
   2,321 M     2/1/2011                                             6.10     1,265,556       1,113
     200 M   Government Trust Certificate - Israel
               Trust, 11/15/2010                                    5.88       112,790          99
   1,700 M   Government Trust Certificate - Turkey
               Trust, 11/15/2010                                    5.88       958,715         843
             Resolution Funding Corporation:
     650 M     10/15/2010                                           5.64       377,059         332
   2,998 M     1/15/2011                                            5.68     1,708,995       1,504
   1,250 M   Tennessee Valley Authority, 11/1/2010                  6.29       679,971         598
--------------------------------------------------------------------------------------------------
Total Value of U.S. Government Agency Zero Coupon Obligations
  (cost $7,066,094)                                                          7,577,460       6,665
--------------------------------------------------------------------------------------------------
             U.S. TREASURY ZERO COUPON OBLIGATIONS--33.0%
   6,290 M   U.S. Treasury Strips, 11/15/2010
               (cost $3,322,547)                                    5.28     3,757,545       3,305
--------------------------------------------------------------------------------------------------
Total Value of Investments (cost $10,388,641)                       99.7%   11,335,005       9,970
Other Assets, Less Liabilities                                        .3        34,364          30
--------------------------------------------------------------------------------------------------
Net Assets                                                         100.0%  $11,369,369     $10,000
==================================================================================================

+ The effective yields shown for the zero coupon obligations are the effective yields at December 31, 2000.

See notes to financial statements





Cumulative Performance Information
FIRST INVESTORS LIFE TARGET MATURITY 2015 FUND

Comparison of change in value of $10,000 investment in the First
Investors Life Target Maturity 2015 Fund and the Salomon Brothers
Government Index.

                                LIFE
                     TARGET MATURITY        SALOMON BROTHERS
                           2015 FUND        GOVERNMENT INDEX
Nov-99                       $10,000                 $10,000
Dec-99                         9,510                   9,928
Dec-00                        11,888                  10,886

                      Average Annual Total Return*
One Year                      25.01%
Since Inception
(11/8/99)                     16.26%

The graph compares a $10,000 investment in the First Investors Life Target Maturity 2015 Fund beginning 11/8/99 (inception date) with a theoretical investment in the Salomon Brothers Government Index. The Salomon Brothers Government Index is a market capitalization-weighted Index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies. Every issue included in the Index is trader-priced, and the Index follows consistent and realistic availability limits, including only those securities with sufficient amounts outstanding. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses that an investor would incur in purchasing securities in the Index. For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the period ended 12/31/00. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Average Annual Total Return for One Year and Since Inception would have been 24.85% and 15.92%, respectively.

  The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Salomon Brothers Government Index figures from Salomon Brothers and all other figures from First Investors Management Company, Inc.





Portfolio of Investments
FIRST INVESTORS LIFE TARGET MATURITY 2015 FUND
December 31, 2000

------------------------------------------------------------------------------------------------
                                                                                          Amount
                                                                                        Invested
                                                                                        For Each
Principal                                                        Effective            $10,000 of
  Amount     Security                                             Yield+      Value   Net Assets
------------------------------------------------------------------------------------------------
             U.S. GOVERNMENT AGENCY ZERO COUPON OBLIGATIONS--44.4%
  $  300 M   Agency For International Development -
               Israel, 3/15/2016                                  6.12%     $120,009        $528
     550 M   Federal Home Loan Mortgage Corporation,
               3/15/2015                                          6.36       225,893         993
             Federal National Mortgage Association:
     150 M     2/12/2015                                          6.38        61,823         272
     156 M     8/12/2015                                          6.39        62,176         273
     300 M     9/23/2015                                          6.41       118,410         520
     210 M   Government Trust Certificate - Turkey
               Trust, 5/15/2015                                   6.24        86,859         382
     200 M   International Bank for Reconstruction &
               Development, 2/15/2015                             6.71        78,749         346
             Resolution Funding Corporation:
     300 M     10/15/2015                                         6.01       124,952         549
     320 M     1/15/2016                                          6.01       131,241         577
------------------------------------------------------------------------------------------------
Total Value of U.S. Government Agency Zero Coupon Obligations
  (cost $912,181)                                                          1,010,112       4,440
------------------------------------------------------------------------------------------------
             U.S. TREASURY ZERO COUPON OBLIGATIONS--51.7%
   2,695 M   U.S. Treasury Strips, 11/15/2015
               (cost $1,035,851)                                  5.67     1,175,368       5,167
------------------------------------------------------------------------------------------------
Total Value of Investments (cost $1,948,032)                      96.1%    2,185,480       9,607
Other Assets, Less Liabilities                                     3.9        89,516         393
------------------------------------------------------------------------------------------------
Net Assets                                                       100.0%   $2,274,996     $10,000
================================================================================================

+ The effective yields shown for the zero coupon obligations are the effective yields at December 31, 2000.

See notes to financial statements





Portfolio Manager's Letter
FIRST INVESTORS LIFE UTILITIES INCOME FUND

Dear Investor:

We are pleased to present the annual report for the First Investors Life Utilities Income Fund for the fiscal year ended December 31, 2000. During the period, the Fund's return on a net asset value basis was -0.6%, compared to a return of 7.9% for its Lipper peer group. During the period, the Fund declared dividends from net investment income of
30.4 cents per share and a capital gains distribution of 86.2 cents per share.

The primary factors driving the Fund's performance were the economy and interest rate movements, as well as sector allocation and stock selection. The Life Utilities Income Fund was greatly impacted by a major shift in investor sentiment towards the three key utilities sectors: electric, gas and telephone.

During the first quarter of the year, the telecommunications sector performed in line with the electric and natural gas sectors. During this time, investors focused on the growing demand for services related to Internet-driven network traffic and wireless communications, boosting the results of telecom stocks.

However, in March, following the Fed's actions to raise short-term interest rates by 25 basis points (.25%) for the second straight month, electric and gas utilities stocks started a rally that defied conventional wisdom. In the past, utilities stocks were considered vulnerable to rising interest rates. However, the surprising surge in electric and gas stocks was further enhanced by the press coverage given to power shortages in certain regions of the U.S., as well as by the rising cost of natural gas.

Telecommunications proved to be the sector most susceptible to the rising interest rate environment. This development depressed the returns of the Life Utilities Income Fund, since the Fund had a significant portion of assets in the telecommunications sector. Negative events, such as the labor strike at Verizon and the Justice Department's rejection of WorldCom's proposed acquisition of Sprint, further exacerbated the sector's difficulties. Increased industry competition also dampened results of telecom stocks. On a positive note, interest rate hikes have actually reduced the number of competitors in the industry, because the capital markets have been reluctant to provide funding for new ventures.

Notwithstanding the short-term difficulties, industry analysts expect the telecommunications industry to continue to grow rapidly, thanks to the ongoing expansion of wireless communications and the Internet. In addition, still-developing technologies such as video over the Internet and wireless Internet access indicate the vast opportunities for growth in the telecommunications sector.




Portfolio Manager's Letter (Continued)
FIRST INVESTORS LIFE UTILITIES INCOME FUND

Going forward, the Life Utilities Income Fund will continue to carefully pursue the stocks of promising utilities companies.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ MATTHEW S. WRIGHT

Matthew S. Wright
Portfolio Manager

January 31, 2001




Cumulative Performance Information
FIRST INVESTORS LIFE UTILITIES INCOME FUND

Comparison of change in value of $10,000 investment in the First
Investors Life Utilities Income Fund, the Standard & Poor's 500 Index and the Standard & Poor's Utilities Index.

                              LIFE            S & P 500             S & P 500
             UTILITIES INCOME FUND            500 INDEX       UTILITIES INDEX
Nov-93                     $10,000              $10,000               $10,000
Dec-93                       9,940               10,091                10,025
Dec-94                       9,220               10,224                 9,205
Dec-95                      12,010               14,066                13,087
Dec-96                      13,160               17,295                13,490
Dec-97                      16,460               23,066                16,831
Dec-98                      18,530               29,603                19,319
Dec-99                      21,756               35,831                17,602
Dec-00                      21,628               32,569                28,119

                     Average Annual Total Return*
One Year                       (.59%)
Five Years                    12.48%
Since Inception
(11/15/93)                    11.42%

The graph compares a $10,000 investment in the First Investors Life Utilities Income Fund beginning 11/15/93 (inception date) with theoretical investments in the Standard & Poor's 500 Index and the Standard & Poor's Utilities Index. The Standard & Poor's 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. The Standard & Poor's Utilities Index is a capitalization-weighted index of 40 stocks designed to measure the performance of the utility sector of the Standard & Poor's 500 Index. It is not possible to invest directly in these Indices. In addition, the Indices do not take into account fees and expenses that an investor would incur in purchasing securities in the Indices. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the period ended 12/31/00. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Average Annual Total Return for One Year, Five Years and Since Inception would have been (.64%), 12.36% and 11.10%, respectively.

  The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Standard & Poor's 500 Index and Standard & Poor's Utilities Index figures from Standard & Poor's and all other figures from First Investors Management Company, Inc.





Portfolio of Investments
FIRST INVESTORS LIFE UTILITIES FUND
December 31, 2000

------------------------------------------------------------------------------------------------
                                                                                          Amount
                                                                                        Invested
                                                                                        For Each
                                                                                      $10,000 of
  Shares     Security                                                          Value  Net Assets
------------------------------------------------------------------------------------------------
             COMMON STOCKS--95.5%
             Communication Services--37.9%
  27,800     ALLTEL Corporation                                          $ 1,735,763      $  214
  33,800    *AT&T Canada, Inc. - Class "B"                                   986,538         122
  41,400    *AT&T Wireless Group                                             716,738          88
  39,000     BellSouth Corporation                                         1,596,563         197
   7,000     British Telecom PLC (ADR)                                       607,250          75
  69,191    *Broadwing, Inc.                                               1,578,420         195
  20,700     Cable & Wireless PLC (ADR)                                      825,413         102
  59,475     CenturyTel, Inc.                                              2,126,230         263
  20,100    *Commonwealth Telephone Enterprises, Inc.                        703,500          87
  24,900     Deutsche Telekom AG (ADR)                                       728,325          90
  38,700    *FLAG Telecom Holdings, Ltd.                                     241,875          30
  76,355    *Global Crossing, Ltd.                                         1,092,830         135
  61,640     Koninklijke KPN NV (ADR)                                        685,745          85
 131,800    *McLeodUSA, Inc. - Class "A"                                   1,861,675         230
  68,891    *Qwest Communications International, Inc.                      2,824,531         349
  51,300     SBC Communications, Inc.                                      2,449,575         302
  58,300     Sprint Corporation                                            1,184,219         146
  18,000     Telefonos de Mexico SA (ADR)                                    812,250         100
  13,600     Telephone & Data Systems, Inc.                                1,224,000         151
  55,718     Verizon Communications, Inc.                                  2,792,865         345
  24,600     Vodafone Group PLC (ADR)                                        880,988         109
  18,200    *Western Wireless Corporation - Class "A"                        713,212          88
  76,529    *WorldCom, Inc.                                                1,071,405         132
  70,297    *XO Communications, Inc. - Class "A"                           1,252,165         155
------------------------------------------------------------------------------------------------
                                                                          30,692,075       3,790
------------------------------------------------------------------------------------------------
             Energy--1.2%
  16,000    *Nabors Industries, Inc.                                         946,400         117
------------------------------------------------------------------------------------------------
             Real Estate Investment Trusts--.7%
  18,100     Health Care Property Investors, Inc.                            540,738          67
------------------------------------------------------------------------------------------------
             Technology--1.9%
  36,800     Motorola, Inc.                                                  745,200          92
  34,500    *TyCom, Ltd.                                                     771,938          95
------------------------------------------------------------------------------------------------
                                                                           1,517,138         187
------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------
                                                                                          Amount
                                                                                        Invested
                                                                                        For Each
                                                                                      $10,000 of
  Shares     Security                                                          Value  Net Assets
------------------------------------------------------------------------------------------------
             Utilities--53.8%
  27,600     Allete                                                        $  684,825      $  85
  21,300     American States Water Company                                   785,438          97
  79,655     Avista Corporation                                            1,632,928         202
  25,200     Cascade Natural Gas Corporation                                 474,075          59
  30,000     CMS Energy Corporation                                          950,625         117
  23,200     Coastal Corporation                                           2,048,850         253
  54,100     Conectiv, Inc. - Class "A"                                    1,085,380         134
  28,600     Constellation Energy Group, Inc.                              1,288,788         159
  22,100     DTE Energy Company                                              860,519         106
  20,300     Duke Energy Corporation                                       1,730,575         214
  55,950     Dynegy, Inc. - Class "A"                                      3,136,697         387
  33,400     Enron Corporation                                             2,776,375         343
  44,400     MDU Resources Group, Inc.                                     1,443,000         178
  19,600     Midcoast Energy Resources, Inc.                                 427,525          53
  45,200     Montana Power Company                                           937,900         116
  14,300     National Fuel Gas Company                                       900,005         111
  14,500     New Jersey Resources Corporation                                627,125          77
  82,400    *Niagara Mohawk Holdings, Inc.                                 1,375,050         170
  16,800     NICOR, Inc.                                                     725,550          90
  16,600     NiSource, Inc.                                                  510,450          63
  49,800     Northeast Utilities                                           1,207,650         149
  21,259     NSTAR                                                           911,480         113
  62,300     OGE Energy Corporation                                        1,522,455         188
  21,700     ONEOK, Inc.                                                   1,045,669         129
  13,100     Peoples Energy Corporation                                      586,225          72
  58,000     Potomac Electric Power Company                                1,433,180         177
  22,800     Progress Energy, Inc.                                         1,121,475         138
  20,600     Questar Corporation                                             619,288          76
  33,306     SCANA Corporation                                               984,608         122
  26,818     ScottishPower PLC (ADR)                                         812,920         100
  68,124     Sierra Pacific Resources                                      1,094,242         135
  38,900     Southwest Gas Corporation                                       850,938         105
  70,000     UtiliCorp United, Inc.                                        2,170,000         268
  50,200     Williams Companies, Inc.                                      2,004,863         248
  51,200     Wisconsin Energy Corporation                                  1,155,200         143
  57,815     Xcel Energy, Inc.                                             1,680,248         207
------------------------------------------------------------------------------------------------
                                                                          43,602,121       5,384
------------------------------------------------------------------------------------------------
Total Value of Common Stocks (cost $65,590,585)                           77,298,472       9,545
------------------------------------------------------------------------------------------------





Portfolio of Investments (continued)
FIRST INVESTORS LIFE UTILITIES FUND
December 31, 2000

------------------------------------------------------------------------------------------------
                                                                                          Amount
                                                                                        Invested
Shares or                                                                               For Each
Principal                                                                             $10,000 of
  Amount     Security                                                          Value  Net Assets
------------------------------------------------------------------------------------------------
             CONVERTIBLE PREFERRED STOCKS--.2%
             Communication Services
   4,500     Broadwing, Inc., 6.75%, Series "B" (cost $211,770)           $  182,813       $  22
------------------------------------------------------------------------------------------------
             CORPORATE BONDS--.2%
             Utilities
  $  200M    NorthWestern Corp., 7.10%, 2005 (cost $195,701)                 206,999          25
------------------------------------------------------------------------------------------------
             SHORT-TERM CORPORATE NOTES--3.3%
   1,400M    Florida Power & Light Co., 6.59%, 1/8/01                      1,398,204         172
   1,300M    Ford Motor Credit Co., 6.51%, 1/5/01                          1,299,058         160
------------------------------------------------------------------------------------------------
Total Value of Short-Term Corporate Notes (cost $2,697,262)                2,697,262         332
------------------------------------------------------------------------------------------------
Total Value of Investments (cost $68,695,318)             99.2%           80,385,546       9,924
Other Assets, Less Liabilities                              .8               613,666          76
------------------------------------------------------------------------------------------------
Net Assets                                               100.0%          $80,999,212     $10,000
================================================================================================

* Non-income producing

See notes to financial statements





[This page intentionally left blank.]





Statement of Assets and Liabilities
FIRST INVESTORS LIFE SERIES FUND
December 31, 2000

-----------------------------------------------------------------------------------------------------------------------------------
                                                         CASH                     FOCUSED
                                      BLUE CHIP    MANAGEMENT     DISCOVERY        EQUITY    GOVERNMENT        GROWTH    HIGH YIELD
-----------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in securities:
At identified cost                 $214,546,060    $8,946,474  $144,816,440    $7,432,978   $11,063,999  $208,246,180   $65,885,190
                                   ============  ============  ============  ============  ============  ============  ============
At value (Note 1A)                 $274,828,836    $8,946,474  $164,612,451    $7,749,086   $11,200,649  $277,891,567   $53,510,741
Cash                                    549,501        55,414       440,380        15,392        87,402       225,070       449,663
Receivables:
Investment securities sold              311,810            --     3,352,881            --            --       601,088            --
Interest and dividends                  205,303        68,792        32,627        11,570       122,657       183,025     1,415,113
Trust shares sold                       139,833           673       160,414         9,365        17,845       108,772        26,322
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
Total Assets                        276,035,283     9,071,353   168,598,753     7,785,413    11,428,553   279,009,522    55,401,839
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
Liabilities
Payables:
Investment securities purchased       3,393,136            --    11,649,531            --            --       730,785            --
Trust shares redeemed                        --         3,221        37,879        20,867            --        40,139        38,853
Accrued advisory fees                   170,300         4,599        95,345         4,923         5,744       174,060        35,197
Accrued expenses                         28,459        11,811        16,324         2,520         7,821        24,911        15,345
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
Total Liabilities                     3,591,895        19,631    11,799,079        28,310        13,565       969,895        89,395
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
Net Assets                         $272,443,388    $9,051,722  $156,799,674    $7,757,103   $11,414,988  $278,039,627   $55,312,444
                                   ============  ============  ============  ============  ============  ============  ============
Net Assets Consist of:
Capital paid in                    $185,322,214    $9,051,722  $124,090,141    $8,517,901   $11,302,115  $180,901,773   $63,625,869
Accumulated net investment income       758,393            --            --        20,201       742,702       108,194     6,130,411
Accumulated net realized gain
(loss) on investment                 26,080,005            --    12,913,522    (1,097,107)     (766,479)   27,384,273    (2,069,387)
Net unrealized appreciation
(depreciation) of investments        60,282,776            --    19,796,011       316,108       136,650    69,645,387   (12,374,449)
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
Total                              $272,443,388    $9,051,722  $156,799,674    $7,757,103   $11,414,988  $278,039,627   $55,312,444
                                   ============  ============  ============  ============  ============  ============  ============
Shares of beneficial interest
outstanding (Note 2)                  9,582,499     9,051,722     5,141,139       849,669     1,116,568     6,985,756     5,857,857
                                   ============  ============  ============  ============  ============  ============  ============
Net asset value, offering and
redemption price per share
(Net assets divided by
shares outstanding)                      $28.43         $1.00        $30.50         $9.13        $10.22        $39.80         $9.44
                                   ============  ============  ============  ============  ============  ============  ============


See notes to financial statements






Statement of Assets and Liabilities
FIRST INVESTORS LIFE SERIES FUND
December 31, 2000

----------------------------------------------------------------------------------------------------------------------------
                                    INTERNATIONAL     INVESTMENT         TARGET         TARGET         TARGET      UTILITIES
                                       SECURITIES          GRADE  MATURITY 2007  MATURITY 2010  MATURITY 2015         INCOME
----------------------------------------------------------------------------------------------------------------------------
Assets
Investments in securities:
At identified cost                   $103,506,810    $20,449,199    $26,990,901    $10,388,641     $1,948,032    $68,695,318
                                     ============   ============   ============   ============   ============   ============
At value (Note 1A)                   $119,414,240    $20,685,861    $29,050,599    $11,335,005     $2,185,480    $80,385,546
Cash                                       10,566        228,759        179,757         41,995         91,868        342,781
Receivables:
Investment securities sold                597,148             --             --             --             --        143,081
Interest and dividends                    486,737        400,321             --             --             --        122,540
Trust shares sold                          50,324         16,778          1,095          1,309             --         72,261
Forward currency contracts (Note 6)         5,639             --             --             --             --             --
Variation margin (Note 6)                   6,572             --             --             --             --             --
                                     ------------   ------------   ------------   ------------   ------------   ------------
Total Assets                          120,571,226     21,331,719     29,231,451     11,378,309      2,277,348     81,066,209
                                     ------------   ------------   ------------   ------------   ------------   ------------
Liabilities
Payables:
Investment securities purchased         1,515,883             --             --             --             --             --
Trust shares redeemed                      28,047         11,257             49             --             17          4,618
Accrued advisory fees                      74,498         10,748         14,623          5,709          1,134         50,154
Accrued expenses                           49,527          3,183          6,996          3,231          1,201         12,225
                                     ------------   ------------   ------------   ------------   ------------   ------------
Total Liabilities                       1,667,955         25,188         21,668          8,940          2,352         66,997
                                     ------------   ------------   ------------   ------------   ------------   ------------
Net Assets                           $118,903,271    $21,306,531    $29,209,783    $11,369,369     $2,274,996    $80,999,212
                                     ============   ============   ============   ============   ============   ============
Net Assets Consist of:
Capital paid in                      $ 95,609,560    $20,458,015    $25,838,356    $ 9,978,062     $1,954,399    $67,285,381
Accumulated net investment income         305,205      1,411,458      1,512,282        544,282         87,068      1,481,845
Accumulated net realized gain
(loss) on investments,
futures contracts and
foreign currency transaction            7,108,232       (799,604)      (200,553)       (99,339)        (3,919)       541,758
Net unrealized appreciation
of investments, futures
contracts and foreign
currency transaction                   15,880,274        236,662      2,059,698        946,364        237,448     11,690,228
                                     ------------   ------------   ------------   ------------   ------------   ------------
Total                                $118,903,271    $21,306,531    $29,209,783    $11,369,369     $2,274,996    $80,999,212
                                     ============   ============   ============   ============   ============   ============
Shares of beneficial
interest outstanding (Note 2)           6,024,936      1,896,334      2,225,837        839,317        192,032      4,942,161
                                     ============   ============   ============   ============   ============   ============

Net asset value, offering
and redemption price per
share (Net assets divided
by shares outstanding)                     $19.74         $11.24         $13.12         $13.55         $11.85         $16.39
                                     ============   ============   ============   ============   ============   ============

See notes to financial statements






Statement of Operations
FIRST INVESTORS LIFE SERIES FUND
Year Ended December 31, 2000

--------------------------------------------------------------------------------------------------------------------------------
                                                      CASH                     FOCUSED
                                   BLUE CHIP    MANAGEMENT     DISCOVERY        EQUITY    GOVERNMENT        GROWTH    HIGH YIELD
--------------------------------------------------------------------------------------------------------------------------------
Investment Income
Income:
Interest                         $ 1,144,720      $558,916     $ 917,505      $ 48,261     $ 819,752     $ 652,677   $ 6,584,464
Dividends                          1,851,027            --       284,990        23,584            --     1,706,357        45,124(a)
                                ------------  ------------  ------------  ------------  ------------  ------------  ------------
Total Income                       2,995,747       558,916     1,202,495        71,845       819,752     2,359,034     6,629,588
                                ------------  ------------  ------------  ------------  ------------  ------------  ------------
Expenses (Notes 1 and 4):
Advisory fees                      2,125,656        64,922     1,220,341        48,369        81,454     2,102,525       460,667
Professional fees                     43,350         1,613        25,135         1,658         3,602        41,773        12,184
Custodian fees and expenses           32,218         5,239        30,106           669         4,978        55,835        11,298
Reports and notices
to shareholders                       17,837         1,224        11,522           259           855        19,156         4,814
Other expenses                        37,717         4,211        24,873         1,358         6,586        42,326        14,193
                                ------------  ------------  ------------  ------------  ------------  ------------  ------------
Total expenses                     2,256,778        77,209     1,311,977        52,313        97,475     2,261,615       503,156
Less: Expenses waived
or assumed                                --       (14,113)           --            --       (16,291)           --            --
Custodian fees paid indirectly       (21,187)       (2,510)      (14,123)         (669)       (4,641)       (8,844)       (6,412)
                                ------------  ------------  ------------  ------------  ------------  ------------  ------------
Net expenses                       2,235,591        60,586     1,297,854        51,644        76,543     2,252,771       496,744
                                ------------  ------------  ------------  ------------  ------------  ------------  ------------
Net investment income (loss)         760,156       498,330      (95,359)        20,201       743,209       106,263     6,132,844
                                ------------  ------------  ------------  ------------  ------------  ------------  ------------
Realized and Unrealized
Gain (Loss) on
Investments (Note 3):
Net realized gain (loss)
on investments                    26,100,306            --    13,239,832   (1,067,684)      (121,309)    27,853,517   (1,503,018)
Net unrealized
appreciation (depreciation)
of investments                   (43,548,646)           --   (14,043,026)      224,690       478,875   (28,395,405)   (8,485,780)
                                ------------  ------------  ------------  ------------  ------------  ------------  ------------
Net gain (loss) on investments   (17,448,340)           --      (803,194)     (842,994)      357,566      (541,888)   (9,988,798)
                                ------------  ------------  ------------  ------------  ------------  ------------  ------------
Net Increase (Decrease)
in Net Assets Resulting
from Operations                 $(16,688,184)     $498,330    $ (898,553)   $ (822,793)   $1,100,775    $ (435,625)  $(3,855,954)
                                ============  ============  ============  ============  ============  ============  ============

(a) See Note 1H

See notes to financial statements






Statement of Operations
FIRST INVESTORS LIFE SERIES FUND
Year Ended December 31, 2000

------------------------------------------------------------------------------------------------------------------------------
                                      INTERNATIONAL     INVESTMENT         TARGET         TARGET         TARGET      UTILITIES
                                         SECURITIES          GRADE  MATURITY 2007  MATURITY 2010  MATURITY 2015         INCOME
------------------------------------------------------------------------------------------------------------------------------
Investment Income
Income:
Interest                                  $ 481,081     $1,544,183     $1,684,715      $ 608,816       $ 98,486      $ 170,288
Dividends                                 1,437,118(b)          --             --             --             --      1,905,746(a)
                                      -------------  -------------  -------------  -------------  -------------  -------------
Total Income                              1,918,199      1,544,183      1,684,715        608,816         98,486      2,076,034
                                      -------------  -------------  -------------  -------------  -------------  -------------
Expenses (Notes 1 and 4):
Advisory fees                               946,846        153,399        196,143         71,155         12,111        597,122
Professional fees                            19,107          4,110          4,548          2,365            232         13,538
Custodian fees and expenses                 218,541          5,916          4,311          1,827            200         14,854
Reports and notices to shareholders           7,792          2,157          1,579            971            125          5,030
Other expenses                               26,930          3,973          7,803          3,894          1,356         13,925
                                      -------------  -------------  -------------  -------------  -------------  -------------
Total expenses                            1,219,216        169,555        214,384         80,212         14,024        644,469
Less: Expenses waived or assumed                 --        (30,680)       (39,229)       (14,231)        (2,422)       (37,732)
Custodian fees paid indirectly                   --         (5,852)        (2,852)        (1,776)          (200)       (14,368)
                                      -------------  -------------  -------------  -------------  -------------  -------------
Net expenses                              1,219,216        133,023        172,303         64,205         11,402        592,369
                                      -------------  -------------  -------------  -------------  -------------  -------------
Net investment income                       698,983      1,411,160      1,512,412        544,611         87,084      1,483,665
                                      -------------  -------------  -------------  -------------  -------------  -------------

Realized and Unrealized Gain (Loss)
on Investments, Futures Contracts
and Foreign Currency Transactions
(Notes 3 and 6):
Net realized gain (loss)
on investments, futures contracts
and foreign currency transactions         6,947,202       (728,578)       (52,977)       (10,605)        (3,919)       581,969

Net unrealized appreciation
(depreciation) of investments,
futures contracts and
foreign currency transactions           (23,254,250)     1,175,969      2,623,342      1,346,267        269,835     (3,189,564)
                                      -------------  -------------  -------------  -------------  -------------  -------------
Net gain (loss) on investments,
futures contracts and foreign
currency transactions                   (16,307,048)       447,391      2,570,365      1,335,662        265,916     (2,607,595)
                                      -------------  -------------  -------------  -------------  -------------  -------------
Net Increase (Decrease)
in Net Assets Resulting
from Operations                        $(15,608,065)    $1,858,551     $4,082,777     $1,880,273       $353,000    $(1,123,930)
                                      =============  =============  =============  =============  =============  =============

(a) See Note 1H
(b) Net of $158,908 foreign taxes withheld.

See notes to financial statements






Statement of Changes in Net Assets
FIRST INVESTORS LIFE SERIES FUND

-----------------------------------------------------------------------------------------------------------------------
                                                                        BLUE CHIP               CASH MANAGEMENT
                                                              ---------------------------   ---------------------------
Year ended December 31                                            2000           1999           2000           1999
----------------------                                        ------------   ------------   ------------   ------------
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)                                   $   760,156    $ 1,052,332      $ 498,330      $ 373,085
Net realized gain (loss) on investments                         26,100,306     16,725,036             --             --
Net unrealized appreciation (depreciation)
of investments                                                 (43,548,646)    36,956,916             --             --
                                                              ------------   ------------   ------------   ------------
Net increase (decrease) in net assets resulting
from operations                                                (16,688,184)    54,734,284        498,330        373,085
                                                              ------------   ------------   ------------   ------------
Distributions to Shareholders
Net investment income                                           (1,046,930)    (1,406,535)      (498,330)      (373,085)
Net realized gains                                             (16,716,269)    (3,358,300)            --             --
                                                              ------------   ------------   ------------   ------------
Total distributions                                            (17,763,199)    (4,764,835)      (498,330)      (373,085)
                                                              ------------   ------------   ------------   ------------
Trust Share Transactions*
Proceeds from shares sold                                       24,358,649     23,483,446      2,848,284      6,920,626
Reinvestment of distributions                                   17,763,199      4,764,835        498,330        373,085
Cost of shares redeemed                                        (10,326,723)    (8,370,104)    (4,312,691)    (4,192,303)
                                                              ------------   ------------   ------------   ------------
Net increase (decrease) from trust share transactions           31,795,125     19,878,177       (966,077)     3,101,408
                                                              ------------   ------------   ------------   ------------
Net increase (decrease) in net assets                           (2,656,258)    69,847,626       (966,077)     3,101,408

Net Assets
Beginning of period                                            275,099,646    205,252,020     10,017,799      6,916,391
                                                              ------------   ------------   ------------   ------------
End of period+                                                $272,443,388   $275,099,646     $9,051,722    $10,017,799
                                                              ============   ============   ============   ============
+Includes undistributed net investment income of              $    758,393   $  1,045,167     $       ==    $        ==
                                                              ============   ============   ============   ============
*Trust Shares Issued and Redeemed
Sold                                                               793,908        851,225      2,848,284      6,920,626
Issued for distributions reinvested                                566,068        186,272        498,330        373,085
Redeemed                                                          (337,201)      (297,283)    (4,312,691)    (4,192,303)
                                                              ------------   ------------   ------------   ------------
Net increase (decrease) in trust shares outstanding              1,022,775        740,214       (966,077)     3,101,408
                                                              ============   ============   ============   ============

* From November 8, 1999 (commencement of operations) to December 31, 1999.

See notes to financial statements






Statement of Changes in Net Assets
FIRST INVESTORS LIFE SERIES FUND

-----------------------------------------------------------------------------------------------------------------------
                                                                       DISCOVERY                   FOCUSED EQUITY
                                                              ---------------------------   ---------------------------
Year ended December 31                                            2000           1999           2000           1999**
----------------------                                        ------------   ------------   ------------   ------------
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)                                   $   (95,359)   $  (263,888)   $    20,201       $ (1,855)
Net realized gain (loss) on investments                         13,239,832     17,778,995     (1,067,684)       (29,423)
Net unrealized appreciation (depreciation)
of investments                                                 (14,043,026)    14,572,652        224,690         91,418
                                                              ------------   ------------   ------------   ------------
Net increase (decrease) in net assets resulting
from operations                                                   (898,553)    32,087,759       (822,793)        60,140
                                                              ------------   ------------   ------------   ------------
Distributions to Shareholders
Net investment income                                                   --       (377,623)            --             --
Net realized gains                                             (17,614,672)      (437,699)            --             --
                                                              ------------   ------------   ------------   ------------
Total distributions                                            (17,614,672)      (815,322)            --             --
                                                              ------------   ------------   ------------   ------------
Trust Share Transactions*
Proceeds from shares sold                                       15,432,039      9,277,546      6,932,069      1,936,584
Reinvestment of distributions                                   17,614,672        815,322             --             --
Cost of shares redeemed                                         (5,463,764)    (7,463,280)      (348,804)           (93)
                                                              ------------   ------------   ------------   ------------
Net increase (decrease) from trust share transactions           27,582,947      2,629,588      6,583,265      1,936,491
                                                              ------------   ------------   ------------   ------------
Net increase (decrease) in net assets                            9,069,722     33,902,025      5,760,472      1,996,631

Net Assets
Beginning of period                                            147,729,952    113,827,927      1,996,631             --
                                                              ------------   ------------   ------------   ------------
End of period+                                                $156,799,674   $147,729,952     $7,757,103     $1,996,631
                                                              ============   ============   ============   ============
+Includes undistributed net investment income of              $         --   $         --     $   20,201     $       --
                                                              ============   ============   ============   ============
*Trust Shares Issued and Redeemed
Sold                                                               470,167        337,310        689,808        194,745
Issued for distributions reinvested                                487,266         32,810             --             --
Redeemed                                                          (166,581)      (276,716)       (34,875)            (9)
                                                              ------------   ------------   ------------   ------------
Net increase (decrease) in trust shares outstanding                790,852         93,404        654,933        194,736
                                                              ============   ============   ============   ============

** From November 8, 1999 (commencement of operations) to December 31, 1999.

See notes to financial statements






Statement of Changes in Net Assets
FIRST INVESTORS LIFE SERIES FUND

-----------------------------------------------------------------------------------------------------------------------

                                                                       GOVERNMENT                     GROWTH
                                                              ---------------------------   ---------------------------
Year ended December 31                                            2000           1999           2000           1999
----------------------                                        ------------   ------------   ------------   ------------
Increase (Decrease) in Net Assets From Operations
Net investment income                                            $ 743,209      $ 672,899    $   106,263    $   314,527
Net realized gain (loss) on investments, futures contracts
and foreign currency transactions                                 (121,309)      (104,877)    27,853,517     19,501,310
Net unrealized appreciation (depreciation)
of investments, futures contracts and
currency transactions                                              478,875       (447,008)   (28,395,405)    33,554,328
                                                              ------------   ------------   ------------   ------------
Net increase (decrease) in net assets resulting
from operations                                                  1,100,775        121,014       (435,625)    53,370,165
                                                              ------------   ------------   ------------   ------------
Distributions to Shareholders
Net investment income                                             (721,400)      (630,932)      (302,458)      (525,165)
Net realized gains                                                      --             --    (19,974,547)    (8,683,787)
                                                              ------------   ------------   ------------   ------------
Total distributions                                               (721,400)      (630,932)   (20,277,005)    (9,208,952)
                                                              ------------   ------------   ------------   ------------
Trust Share Transactions*
Proceeds from shares sold                                        1,145,042      1,353,106     25,463,491     27,557,752
Reinvestment of distributions                                      721,400        630,932     20,277,005      9,208,952
Cost of shares redeemed                                         (1,710,603)    (1,585,411)    (9,322,222)    (5,497,675)
                                                              ------------   ------------   ------------   ------------
Net increase (decrease) from trust share transactions              155,839        398,627     36,418,274     31,269,029
                                                              ------------   ------------   ------------   ------------
Net increase (decrease) in net assets                              535,214       (111,291)    15,705,644     75,430,242

Net Assets
Beginning of year                                               10,879,774     10,991,065    262,333,983    186,903,741
                                                              ------------   ------------   ------------   ------------
End of year+                                                   $11,414,988    $10,879,774   $278,039,627   $262,333,983
                                                              ============   ============   ============   ============
+ Includes undistributed net investment income of              $   742,702    $   720,893   $    108,194   $    304,389
                                                              ============   ============   ============   ============
*Trust Shares Issued and Redeemed
Sold                                                               118,717        135,499        610,019        743,411
Issued for distributions reinvested                                 77,653         64,184        507,433        269,899
Redeemed                                                          (176,535)      (158,848)      (223,631)      (145,387)
                                                              ------------   ------------   ------------   ------------
Net increase (decrease) in trust shares outstanding                 19,835         40,835        893,821        867,923
                                                              ============   ============   ============   ============

See notes to financial statements





Statement of Changes in Net Assets
FIRST INVESTORS LIFE SERIES FUND

-----------------------------------------------------------------------------------------------------------------------
                                                                                                   INTERNATIONAL
                                                                       HIGH YIELD                    SECURITIES
                                                              ---------------------------   ---------------------------
Year ended December 31                                            2000           1999           2000           1999
----------------------                                        ------------   ------------   ------------   ------------
Increase (Decrease) in Net Assets From Operations
Net investment income                                          $ 6,132,844    $ 6,526,478     $  698,983    $   788,158
Net realized gain (loss) on investments, futures contracts
and foreign currency transactions                               (1,503,018)      (566,369)     6,947,202     11,046,404
Net unrealized appreciation (depreciation)
of investments, futures contracts and
currency transactions                                           (8,485,780)    (2,750,171)   (23,254,250)    17,977,373
                                                              ------------   ------------   ------------   ------------
Net increase (decrease) in net assets resulting
from operations                                                 (3,855,954)     3,209,938    (15,608,065)    29,811,935
                                                              ------------   ------------   ------------   ------------
Distributions to Shareholders
Net investment income                                           (6,526,281)    (5,672,750)      (659,072)      (586,561)
Net realized gains                                                      --        (87,371)   (11,402,991)      (151,528)
                                                              ------------   ------------   ------------   ------------
Total distributions                                             (6,526,281)    (5,760,121)   (12,062,063)      (738,089)
                                                              ------------   ------------   ------------   ------------
Trust Share Transactions*
Proceeds from shares sold                                        2,065,746      4,901,483     12,597,189      9,519,344
Reinvestment of distributions                                    6,526,281      5,760,121     12,062,063        738,089
Cost of shares redeemed                                        (10,421,141)    (5,933,449)    (4,952,046)    (4,644,977)
                                                              ------------   ------------   ------------   ------------
Net increase (decrease) from trust share transactions           (1,829,114)     4,728,155     19,707,206      5,612,456
                                                              ------------   ------------   ------------   ------------
Net increase (decrease) in net assets                          (12,211,349)     2,177,972     (7,962,922)    34,686,302

Net Assets
Beginning of year                                               67,523,793     65,345,821    126,866,193     92,179,891
                                                              ------------   ------------   ------------   ------------
End of year+                                                   $55,312,444    $67,523,793   $118,903,271   $126,866,193
                                                              ============   ============   ============   ============
+Includes undistributed net investment income of               $ 6,130,411    $ 6,523,848   $    305,205   $    721,874
                                                              ============   ============   ============   ============
*Trust Shares Issued and Redeemed
Sold                                                               205,606        444,510        571,906        458,672
Issued for distributions reinvested                                646,166        539,843        532,072         39,576
Redeemed                                                        (1,029,328)      (533,816)      (231,674)      (227,256)
                                                              ------------   ------------   ------------   ------------
Net increase (decrease) in trust shares outstanding               (177,556)       450,537        872,304        270,992
                                                              ============   ============   ============   ============

See notes to financial statements






Statement of Changes in Net Assets
FIRST INVESTORS LIFE SERIES FUND

-----------------------------------------------------------------------------------------------------------------------
                                                                                                       TARGET
                                                                    INVESTMENT GRADE                MATURITY 2007
                                                              ---------------------------   ---------------------------
Year ended December 31                                            2000           1999           2000           1999
----------------------                                        ------------   ------------   ------------   ------------
Increase (Decrease) in Net Assets From Operations
Net investment income                                          $ 1,411,160    $ 1,318,407    $ 1,512,412    $ 1,412,071
Net realized loss on investments                                  (728,578)       (71,026)       (52,977)       (37,844)
Net unrealized appreciation (depreciation)
of investments                                                   1,175,969     (1,782,681)     2,623,342     (3,928,595)
                                                              ------------   ------------   ------------   ------------
Net increase (decrease) in net assets resulting
from operations                                                  1,858,551       (535,300)     4,082,777     (2,554,368)
                                                              ------------   ------------   ------------   ------------
Distributions to Shareholders
Net investment income                                           (1,316,246)    (1,148,146)    (1,412,041)    (1,196,679)
Net realized gains                                                      --       (122,095)            --             --
                                                              ------------   ------------   ------------   ------------
Total distributions                                             (1,316,246)    (1,270,241)    (1,412,041)    (1,196,679)
                                                              ------------   ------------   ------------   ------------
Trust Share Transactions*
Proceeds from shares sold                                        1,488,152      2,451,424      2,280,707      3,410,248
Reinvestment of distributions                                    1,316,246      1,270,241      1,412,041      1,196,679
Cost of shares redeemed                                         (2,935,583)    (2,529,317)    (2,374,591)    (2,107,583)
                                                              ------------   ------------   ------------   ------------
Net increase (decrease) from trust share transactions             (131,185)     1,192,348      1,318,157      2,499,344
                                                              ------------   ------------   ------------   ------------
Net increase (decrease) in net assets                              411,120       (613,193)     3,988,893     (1,251,703)
Net Assets
Beginning of period                                             20,895,411     21,508,604     25,220,890     26,472,593
                                                              ------------   ------------   ------------   ------------
End of period+                                                 $21,306,531    $20,895,411    $29,209,783    $25,220,890
                                                              ============   ============   ============   ============
+Includes undistributed net investment income of               $ 1,411,458    $ 1,316,544    $ 1,512,282    $ 1,411,911
                                                              ============   ============   ============   ============
*Trust Shares Issued and Redeemed
Sold                                                               139,246        218,876        189,962        272,882
Issued for distributions reinvested                                127,791        114,954        124,081         96,273
Redeemed                                                          (275,482)      (226,736)      (200,611)      (170,841)
                                                              ------------   ------------   ------------   ------------
Net increase (decrease) in trust shares outstanding                 (8,445)       107,094        113,432        198,314
                                                              ============   ============   ============   ============

** From November 8, 1999 (commencement of operations) to December 31, 1999.

See notes to financial statements






Statement of Changes in Net Assets
FIRST INVESTORS LIFE SERIES FUND

-----------------------------------------------------------------------------------------------------------------------
                                                                         TARGET                        TARGET
                                                                     MATURITY 2010                 MATURITY 2015
                                                              ---------------------------   ---------------------------
Year ended December 31                                            2000           1999           2000           1999
----------------------                                        ------------   ------------   ------------   ------------
Increase (Decrease) in Net Assets From Operations
Net investment income                                           $  544,611     $  494,689       $ 87,084        $ 3,730
Net realized loss on investments                                   (10,605)       (88,734)        (3,919)            --
Net unrealized appreciation (depreciation)
of investments                                                   1,346,267     (1,517,508)       269,835        (32,387)
                                                              ------------   ------------   ------------   ------------
Net increase (decrease) in net assets resulting
from operations                                                  1,880,273     (1,111,553)       353,000        (28,657)
                                                              ------------   ------------   ------------   ------------
Distributions to Shareholders
Net investment income                                             (494,395)      (351,025)        (3,746)            --
Net realized gains                                                      --             --             --             --
                                                              ------------   ------------   ------------   ------------
Total distributions                                               (494,395)      (351,025)        (3,746)            --
                                                              ------------   ------------   ------------   ------------
Trust Share Transactions*
Proceeds from shares sold                                        2,723,399      2,281,849      1,084,268        899,858
Reinvestment of distributions                                      494,395        351,025          3,746             --
Cost of shares redeemed                                         (1,834,933)    (1,600,065)       (33,438)           (35)
                                                              ------------   ------------   ------------   ------------
Net increase (decrease) from trust share transactions            1,382,861      1,032,809      1,054,576        899,823
                                                              ------------   ------------   ------------   ------------
Net increase (decrease) in net assets                            2,768,739       (429,769)     1,403,830        871,166
Net Assets
Beginning of period                                              8,600,630      9,030,399        871,166             --
                                                              ------------   ------------   ------------   ------------
End of period+                                                 $11,369,369     $8,600,630     $2,274,996       $871,166
                                                              ============   ============   ============   ============
+Includes undistributed net investment income of               $   544,282     $   94,066     $   87,068       $  3,730
                                                              ============   ============   ============   ============
*Trust Shares Issued and Redeemed
Sold                                                               222,571        181,022        103,163         91,603
Issued for distributions reinvested                                 42,954         27,925            368             --
Redeemed                                                          (151,993)      (129,451)        (3,099)            (3)
                                                              ------------   ------------   ------------   ------------
Net increase (decrease) in trust shares outstanding                113,532         79,496        100,432         91,600
                                                              ============   ============   ============   ============

**  From November 8, 1999 (commencement of operations) to December 31, 1999.

See notes to financial statements






Statement of Changes in Net Assets
FIRST INVESTORS LIFE SERIES FUND

-----------------------------------------------------------------------------------------
                                                                   UTILITIES INCOME
                                                              ---------------------------
Year ended December 31                                            2000           1999
----------------------                                        ------------   ------------
Increase (Decrease) in Net Assets From Operations
Net investment income                                          $ 1,483,665    $ 1,261,286
Net realized gain on investments                                   581,969      3,549,763
Net unrealized appreciation (depreciation)
of investments                                                  (3,189,564)     5,102,784
                                                              ------------   ------------
Net increase (decrease) in net assets resulting
from operations                                                 (1,123,930)     9,913,833
                                                              ------------   ------------
Distributions to Shareholders
Net investment income                                           (1,243,663)    (1,089,081)
Net realized gains                                              (3,526,438)    (1,669,489)
                                                              ------------   ------------
Total distributions                                             (4,770,101)    (2,758,570)
                                                              ------------   ------------
Trust Share Transactions*
Proceeds from shares sold                                       14,269,208     12,526,086
Reinvestment of distributions                                    4,770,101      2,758,570
Cost of shares redeemed                                         (2,636,192)    (2,381,542)
                                                              ------------   ------------
Net increase from trust share transactions                      16,403,117     12,903,114
                                                              ------------   ------------
Net increase in net assets                                      10,509,086     20,058,377

Net Assets
Beginning of year                                               70,490,126     50,431,749
                                                              ------------   ------------
End of year+                                                   $80,999,212    $70,490,126
                                                              ============   ============
+Includes undistributed net investment income of               $ 1,481,845    $ 1,241,843
                                                              ============   ============
*Trust Shares Issued and Redeemed
Sold                                                               840,000        785,742
Issued for distributions reinvested                                236,833        192,503
Redeemed                                                          (150,447)      (147,855)
                                                              ------------   ------------
Net increase in trust shares outstanding                           926,386        830,390
                                                              ============   ============

See notes to financial statements





This page intentionally left blank.]




Notes to Financial Statements
FIRST INVESTORS LIFE SERIES FUND

1. Significant Accounting Policies--First Investors Life Series Fund (the "Life Series Fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as an open-ended management investment company. The Life Series Fund operates as a series fund, issuing shares of beneficial interest in the Blue Chip, Cash Management, Discovery, Focused Equity, Government, Growth, High Yield, International Securities, Investment Grade, Target Maturity 2007, Target Maturity 2010, Target Maturity 2015, and Utilities Income Funds (each a "Fund") and accounts separately for its assets, liabilities and operations. The objective of each Fund is as follows:

Blue Chip Fund seeks high total investment return consistent with the preservation of capital.

Cash Management Fund seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity.

Discovery Fund seeks long-term growth of capital without regard to dividend or interest income.

Focused Equity Fund seeks capital appreciation.

Government Fund seeks to achieve a significant level of current income which is consistent with security and liquidity of principal.

Growth Fund seeks long-term capital appreciation.

High Yield Fund primarily seeks high current income and secondarily seeks capital appreciation.

International Securities Fund primarily seeks long-term capital growth and secondarily a reasonable level of current income.

Investment Grade Fund seeks to generate a maximum level of income consistent with investment in investment grade debt securities.

Target Maturity 2007, Target Maturity 2010 and Target Maturity 2015 Funds seek a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity, consistent with the preservation of capital.

Utilities Income Fund primarily seeks high current income and secondarily long-term capital appreciation.

A. Security Valuation--Except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Securities traded in the over-the-counter ("OTC") market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the last bid and asked prices prior to the time when assets are valued based upon quotes furnished by a market maker for such securities. Securities may also be priced by a pricing service. The pricing service uses quotations obtained from investment dealers or brokers, information with respect to market transactions in comparable securities and other available information in determining value. Short-term debt securities that mature in 60 days or less are valued at amortized cost. Securities for which market quotations are not readily available and other assets are valued on a consistent basis at fair value as determined in good faith by or under the supervision of the Life Series Fund's officers in the manner specifically authorized by the Board of Trustees of the Life Series Fund. For valuation purposes, where applicable, quotations of foreign securities in foreign currencies are translated to U.S. dollar equivalents using the foreign exchange quotation in effect.

The Cash Management Fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 under the 1940 Act. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value.

B. Federal Income Tax--No provision has been made for federal income taxes on net income or capital gains since it is the policy of each Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies, and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers), to relieve each Fund from all, or substantially all, federal income taxes. At December 31, 2000, capital loss carryovers were as follows:


                                        Year Capital Loss Carryovers Expire
                        ---------------------------------------------------------------
Fund                         Total      2002      2003     2004       2007         2008
------                  ----------   -------   -------  -------   --------   ----------
Focused Equity          $1,048,039  $     --  $     --  $    --   $ 29,190   $1,018,849
Government                 766,480   264,105   228,020       --    140,904      133,451
High Yield               2,069,387        --        --       --    566,369    1,503,018
Investment Grade           799,604        --        --       --     71,026      728,578
Target Maturity 2007       165,095        --        --   82,126     29,992       52,977
Target Maturity 2010        99,339        --        --       --     88,734       10,605
Target Maturity 2015         3,919        --        --       --         --        3,919





Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUND

C. Foreign Currency Translations--The accounting records of International Securities Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the date of valuation. Purchases and sales of investment securities, dividend income and certain expenses are translated to U.S. dollars at the rates of exchange prevailing on the respective dates of such transactions.

The International Securities Fund does not isolate that portion of gains and losses on investment which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gains and losses on foreign currency transactions includes gains and losses from the sales of foreign currency and gains and losses on accrued foreign dividends and related withholding taxes.

D. Distributions to Shareholders--Distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid annually on all Funds, except for the Cash Management Fund which declares dividends from the total of net investment income (plus or minus all realized short-term gains and losses on investments) daily and pays monthly. Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, capital loss carryforwards and deferral of wash sales.

E. Expense Allocation--Expenses directly charged or attributable to a Fund are paid from the assets of that Fund. General expenses of the Life Series Fund are allocated among and charged to the assets of each Fund on a fair and equitable basis, which may be based on the relative assets of each Fund or the nature of the services performed and relative applicability to each Fund.

F. Repurchase Agreement--Securities pledged as collateral for repurchase agreements are held by the Fund's custodian until maturity of the repurchase agreement. The agreements provide that the Fund will receive, as collateral, securities with a market value which will at all times be at least equal to 100% of the amount invested by the Fund.

G. Use of Estimates--The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

H. Other--Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined and gains and losses are based, on the identified cost basis for securities, for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Shares of stock received in lieu of cash dividends on certain preferred stock holdings of the High Yield Fund are recognized as dividend income and recorded at the market value of the shares received. For the year ended December 31, 2000, the High Yield Fund and Utilities Income Fund recognized $45,124 and $12,402, respectively, from these taxable "pay-in-kind" distributions. Interest income and estimated expenses are accrued daily. For the year ended December 31, 2000, the Bank of New York, custodian for all the Funds, except the International Securities Fund, has provided credits in the amount of $83,434 against custodian charges based on the uninvested cash balances of the Funds.

2. Trust Shares--The Declaration of Trust permits the issuance of an unlimited number of shares of beneficial interest, of one or more Funds. Shares in the Funds are acquired through the purchase of variable annuity or variable life insurance contracts sold by First Investors Life Insurance Company.

3. Security Transactions--For the year ended December 31, 2000, purchases and sales of securities and long-term U.S. Government obligations, excluding foreign currencies and short-term securities, were as follows:


                                                                Long-Term U.S.
                                     Securities             Government Obligations
                           ---------------------------     ------------------------
                                Cost of       Proceeds       Cost of       Proceeds
Fund                          Purchases     from Sales     Purchases     from Sales
------                     ------------   ------------     ---------     ----------
Blue Chip                  $387,538,138   $390,935,220   $        --    $        --
Discovery                   292,416,807    282,512,505            --             --
Focused Equity               17,169,096     11,239,492            --             --
Government                           --             --    13,739,080     13,752,974
Growth                      211,243,038    201,151,967            --             --
High Yield                   17,133,238     22,156,538            --             --
International Securities    168,319,238    157,213,580            --             --
Investment Grade             11,284,566     10,513,194     1,795,977      2,622,715
Target Maturity 2007                 --             --     2,275,073      2,596,750
Target Maturity 2010                 --             --     2,222,406      1,392,688
Target Maturity 2015                 --             --     1,376,605        174,509
Utilities Income             51,073,576     37,901,985            --             --





Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUND

At December 31, 2000, aggregate cost and net unrealized appreciation (depreciation) of securities for federal income tax purposes were as follows:

                                                                                    Net
                                                   Gross          Gross      Unrealized
                                 Aggregate    Unrealized     Unrealized    Appreciation
Fund                                  Cost  Appreciation   Depreciation   (Depreciation)
------                        ------------   -----------    -----------   -------------
Blue Chip                     $215,380,164   $67,917,092    $ 8,468,420    $ 59,448,672
Cash Management                  8,946,474            --             --              --
Discovery                      146,285,750    29,316,311     10,989,610      18,326,701
Focused Equity                   7,482,046       713,753        446,713         267,040
Government                      11,063,999       224,705         88,055         136,650
Growth                         208,996,337    84,027,585     15,132,355      68,895,230
High Yield                      65,885,190       614,014     12,988,463     (12,374,449)
International Securities       104,046,589    23,120,531      7,752,880      15,367,651
Investment Grade                20,449,199       550,001        313,339         236,662
Target Maturity 2007            27,026,359     2,053,642         29,402       2,024,240
Target Maturity 2010            10,388,641       954,400          8,036         946,364
Target Maturity 2015             1,948,032       237,448             --         237,448
Utilities Income                68,750,727    17,932,800      6,297,981      11,634,819



4. Advisory Fee and Other Transactions With Affiliates--Certain officers and trustees of the Life Series Fund are officers and directors of its investment adviser, First Investors Management Company, Inc. ("FIMCO") and/or its transfer agent, Administrative Data Management Corp. Trustees of the Life Series Fund who are not "interested persons" of the Life Series Fund as defined in the 1940 Act are remunerated by the Funds. For the year ended December 31, 2000, total trustees fees accrued by the Funds amounted to $58,203.

The investment Advisory Agreement provides as compensation to FIMCO an annual fee, payable monthly, at the rate of .75% on the first $250 million of each Fund's average daily net assets, declining by .03% on each $250 million thereafter, down to .66% on average daily net assets over $750 million. For the year ended December 31, 2000, total advisory fees accrued to FIMCO were $8,080,710 of which $153,569 was waived by the investment adviser. In addition, $1,129 of expenses were assumed by FIMCO.

Arnhold and S. Bleichroeder, Inc. serves as investment subadviser to the Focused Equity Fund. Wellington Management Company, LLP serves as investment subadviser to the Growth Fund and the International
Securities Fund. The subadvisers are paid by FIMCO and not by the Funds.




5. Rule 144A Securities--Under Rule 144A, certain restricted securities are exempt from the registration requirements of the Securities Act of 1933 and may only be resold to qualified institutional investors. At December 31, 2000, the High Yield Fund held nine 144A securities with an aggregate value of $2,297,965 representing 4.2% of the Fund's net assets and the Investment Grade Fund held three 144A securities with an aggregate value of $889,860 representing 4.2% of the Fund's net assets. These securities are valued as set forth in Note 1A.

6. Forward Currency Contracts and Futures Contracts--A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. When the International Securities Fund purchases or sells foreign securities it customarily enters into a forward currency contract to minimize foreign exchange risk between the trade date and the settlement date of such transactions. The International Securities Fund could be exposed to risk if counter-parties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The International Securities Fund had the following forward currency contracts outstanding at December 31, 2000:

                                                                        Unrealized
Contracts to Buy Foreign Currency  In Exchange for  Settlement Date     Gain (Loss)
---------------------------------  ---------------  ---------------     -----------
     98,574  Canadian Dollars         US$   65,251           1/2/01        US$  377
    221,700  Euro                          206,327           1/2/01           1,827
    273,250  Hong Kong Dollars              35,038           1/2/01              (5)
    672,713  South African Rand             89,237           1/2/01            (371)
    433,584  Swedish Krona                  45,404           1/2/01             548
     45,326  British Pounds                 67,022           1/3/01             686
    126,024  Canadian Dollars               84,030           1/3/01            (126)
      7,683  Euro                            7,131           1/3/01              83
    228,165  Swedish Krona                  23,922           1/3/01             260
    110,454  British Pounds                165,428           1/4/01            (432)
    495,437  Swiss Francs                  302,382           1/4/01           3,349
     18,278  British Pounds                 27,287           1/5/01              17
                                        ----------                           ------
                                        $1,118,459                            6,213
                                        ==========                           ------

Contracts to Sell Foreign Currency In Exchange for  Settlement Date
---------------------------------- ---------------  ---------------
     25,486 British Pounds            US$   37,497           1/2/01            (574)
                                      --==========                           ------
Net Unrealized Gain on Forward Currency Contracts                            $5,639
                                                                             ======





Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUND

Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash, and/or by securing a standby letter of credit from a major commercial bank, as collateral, for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of ) the closing transaction and the Fund's basis in the contract. The Fund may purchase or sell stock index future contracts as a hedge against changes in market conditions. Risk includes the possibility of an illiquid market and that a change in the value of the contract may not correlate with changes in the securities being hedged. At December 31, 2000, the market value of $258,738 of the U.S. Treasury Bills was pledged to cover margin requirements for futures contracts. Open futures contracts at December 31, 2000:


                                                              Unrealized
                                                            Appreciation
Contracts/Delivery Month/Commitment                        (Depreciation)
-----------------------------------                         ------------
15 CAC 40 Index/March 2001/Buy                                $      (4)
3 DAX 30 Index/March 2001/Buy                                   (19,382)
3 IBEX PLUS/January 2001/Buy                                    (14,845)
2 MIB 30/March 2001/Buy                                         (26,449)
10 S&P CAN 60/March 2001/Buy                                    (48,262)
2 TSE Index/March 2001/Buy                                      (19,054)
                                                              ---------
Total Net Unrealized Depreciation on Futures Contracts        $(127,996)
                                                              =========

7. Concentration of Credit Risk--The High Yield Fund's investment in high yield securities, whether rated or unrated, may be considered speculative and subject to greater market fluctuations and risks of loss of income and principal than lower yielding, higher-rated, fixed-income securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.




[This page intentionally left blank.]





Financial Highlights
FIRST INVESTORS LIFE SERIES FUND

The following table sets forth the per share operating performance data for a trust share outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.

--------------------------------------------------------------------------------------------------------------------
                                                     P E R  S H A R E  D A T A
                    ------------------------------------------------------------------------------------------------
                                   Income from Investment Operations     Less Distributions
                      Net Asset  -------------------------------------          from                       Net Asset
                          Value               Net Realized              ---------------------                  Value
                    -----------         Net and Unrealized  Total from         Net       Net               ---------
                      Beginning  Investment Gain (Loss) on  Investment  Investment  Realized         Total    End of
                      of Period      Income    Investments  Operations      Income      Gain Distributions    Period
--------------------------------------------------------------------------------------------------------------------
BLUE CHIP FUND
--------------
1996                     $16.98       $ .22          $3.31       $3.53       $ .25     $ .49         $ .74    $19.77
1997                      19.77         .19           4.88        5.07         .22       .91          1.13     23.71
1998                      23.71         .17           4.05        4.22         .19      1.49          1.68     26.25
1999                      26.25         .12           6.38        6.50         .18       .43           .61     32.14
2000                      32.14         .08          (1.74)      (1.66)        .12      1.93          2.05     28.43
--------------------------------------------------------------------------------------------------------------------
CASH MANAGEMENT FUND
--------------------
1996                      $1.00       $.049          $  --       $.049       $.049     $  --         $.049    $ 1.00
1997                       1.00        .050             --        .050        .050        --          .050      1.00
1998                       1.00        .049             --        .049        .049        --          .049      1.00
1999                       1.00        .046             --        .046        .046        --          .046      1.00
2000                       1.00        .058             --        .058       . 058        --          .058      1.00
--------------------------------------------------------------------------------------------------------------------
DISCOVERY FUND
--------------
1996                     $23.27       $ .13          $2.66       $2.79       $ .11     $ .89         $1.00    $25.06
1997                      25.06         .08           3.93        4.01         .14      1.16          1.30     27.77
1998                      27.77         .09            .79         .88         .08      1.83          1.91     26.74
1999                      26.74        (.06)          7.47        7.41         .09       .10           .19     33.96
2000                      33.96        (.02)           .57         .55          --      4.01          4.01     30.50
--------------------------------------------------------------------------------------------------------------------
FOCUSED EQUITY FUND
-------------------
11/8/99* to
  12/31/99               $10.00       $(.01)         $ .26       $ .25       $  --     $  --         $  --    $10.25
2000                      10.25         .02          (1.14)      (1.12)         --        --            --      9.13
--------------------------------------------------------------------------------------------------------------------
GOVERNMENT FUND
---------------
1996                     $10.52       $ .68          $(.33)      $ .35       $ .68     $  --         $ .68    $10.19
1997                      10.19         .72            .11         .83         .69        --           .69     10.33
1998                      10.33         .66**          .08         .74         .66        --           .66     10.41
1999                      10.41         .61           (.51)        .10         .59        --           .59      9.92
2000                       9.92         .69            .29         .98         .68        --           .68     10.22
--------------------------------------------------------------------------------------------------------------------
GROWTH FUND
-----------
1996                     $20.47       $ .18          $4.68       $4.86       $ .18     $ .59         $ .77    $24.56
1997                      24.56         .15           6.57        6.72         .18      1.86          2.04     29.24
1998                      29.24         .10           7.69        7.79         .15      1.10          1.25     35.78
1999                      35.78         .05           8.97        9.02         .10      1.64          1.74     43.06
2000                      43.06         .01            .02         .03         .05      3.24          3.29     39.80
--------------------------------------------------------------------------------------------------------------------






Financial Highlights
FIRST INVESTORS LIFE SERIES FUND

                    -----------------------------------------------------------------------------
                                 R A T I O S  /  S U P P L E M E N T A L  D A T A
                    -----------------------------------------------------------------------------
                                                                 Ratio to Average Net
                                              Ratio to Average  Assets Before Expenses
                                                Net Assets+        Waived or Assumed
                                            --------------------  --------------------
                                                             Net                   Net  Portfolio
                      Total     Net Assets            Investment            Investment   Turnover
                   Return++  End of Period   Expenses     Income   Expenses     Income       Rate
                        (%)  (in millions)        (%)        (%)        (%)        (%)        (%)
-------------------------------------------------------------------------------------------------
BLUE CHIP FUND
--------------
1996                  21.52           $100        .84       1.39        N/A        N/A         45
1997                  26.72            154        .81        .99        N/A        N/A         63
1998                  18.66            205        .82        .79        N/A        N/A         91
1999                  25.32            275        .81        .45        N/A        N/A         91
2000                  (5.75)           272        .79        .26        N/A        N/A        146
-------------------------------------------------------------------------------------------------
CASH MANAGEMENT FUND
--------------------
1996                   5.00           $  4        .60       4.89       1.11       4.38        N/A
1997                   5.08              5        .70       4.97       1.06       4.61        N/A
1998                   5.02              7        .70       4.89        .99       4.60        N/A
1999                   4.67             10        .70       4.61        .91       4.40        N/A
2000                   5.92              9        .70       5.76        .89       5.57        N/A
-------------------------------------------------------------------------------------------------
DISCOVERY FUND
--------------
1996                  12.48           $ 71        .85        .63        N/A        N/A         98
1997                  16.84            100        .82        .34        N/A        N/A         85
1998                   3.05            114        .83        .36        N/A        N/A        121
1999                  27.97            148        .83       (.24)       N/A        N/A        109
2000                   (.22)           157        .81       (.07)       N/A        N/A        193
-------------------------------------------------------------------------------------------------
FOCUSED EQUITY FUND
-------------------
11/8/99* to
  12/31/99             2.50           $  2       1.59(a)   (1.39)(a)    N/A        N/A         12
2000                 (10.93)             8        .81        .30        N/A        N/A        210
-------------------------------------------------------------------------------------------------
GOVERNMENT FUND
---------------
1996                   3.59           $  9        .60       6.75        .94       6.41        199
1997                   8.61              9        .60       6.95        .92       6.63        134
1998                   7.54             11        .70       6.59        .87       6.42        107
1999                   1.05             11        .76       6.07        .91       5.92         69
2000                  10.54             11        .75       6.80        .90       6.65        131
-------------------------------------------------------------------------------------------------
GROWTH FUND
-----------
1996                  24.45           $ 79        .85        .92        N/A        N/A         49
1997                  29.28            128        .82        .64        N/A        N/A         27
1998                  27.35            187        .82        .34        N/A        N/A         26
1999                  26.47            262        .81        .14        N/A        N/A         38
2000                    .03            278        .80        .03        N/A        N/A         74
-------------------------------------------------------------------------------------------------






Financial Highlights (continued)
FIRST INVESTORS LIFE SERIES FUND

--------------------------------------------------------------------------------------------------------------------
                                                     P E R  S H A R E  D A T A
                    ------------------------------------------------------------------------------------------------
                                   Income from Investment Operations     Less Distributions
                      Net Asset  -------------------------------------          from                       Net Asset
                          Value               Net Realized              ---------------------                  Value
                    -----------         Net and Unrealized  Total from         Net       Net               ---------
                      Beginning  Investment Gain (Loss) on  Investment  Investment  Realized         Total    End of
                      of Period      Income    Investments  Operations      Income      Gain Distributions    Period
--------------------------------------------------------------------------------------------------------------------
HIGH YIELD FUND
---------------
1996                     $11.57       $1.02          $ .35       $1.37       $1.01     $  --         $1.01    $11.93
1997                      11.93         .98            .41        1.39        1.02        --          1.02     12.30
1998                      12.30        1.00           (.62)        .38         .98        --           .98     11.70
1999                      11.70        1.09           (.56)        .53        1.02       .02          1.04     11.19
2000                      11.19        1.08          (1.72)       (.64)       1.11        --          1.11      9.44
--------------------------------------------------------------------------------------------------------------------
INTERNATIONAL SECURITIES FUND
-----------------------------
1996                     $15.58       $ .18          $2.12       $2.30       $ .19     $ .50         $ .69    $17.19
1997                      17.19         .18           1.26        1.44         .20      1.52          1.72     16.91
1998                      16.91         .12           2.87        2.99         .16       .86          1.02     18.88
1999                      18.88         .15           5.74        5.89         .12       .03           .15     24.62
2000                      24.62         .11          (2.68)      (2.57)        .13      2.18          2.31     19.74
--------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE FUND
---------------------
1996                     $11.73       $ .72          $(.42)      $ .30       $ .67     $  --         $ .67    $11.36
1997                      11.36         .74            .31        1.05         .74        --           .74     11.67
1998                      11.67         .68**          .33        1.01         .71        --           .71     11.97
1999                      11.97         .69           (.98)       (.29)        .70       .01           .71     10.97
2000                      10.97         .76            .22         .98         .71        --           .71     11.24
--------------------------------------------------------------------------------------------------------------------
TARGET MATURITY 2007 FUND
-------------------------
1996                     $12.26       $ .56          $(.83)     $ (.27)      $ .23     $ .05         $ .28    $11.71
1997                      11.71         .59            .90        1.49         .57        --           .57     12.63
1998                      12.63         .61           1.20        1.81         .61        --           .61     13.83
1999                      13.83         .66          (1.93)      (1.27)        .62        --           .62     11.94
2000                      11.94         .69           1.17        1.86         .68        --           .68     13.12
--------------------------------------------------------------------------------------------------------------------
TARGET MATURITY 2010 FUND
-------------------------
4/30/96* to
  12/31/96               $10.00       $ .26          $ .90       $1.16       $  --     $  --         $  --    $11.16
1997                      11.16         .45           1.29        1.74         .20        --           .20     12.70
1998                      12.70         .51           1.25        1.76         .48       .01           .49     13.97
1999                      13.97         .65          (2.26)      (1.61)        .51        --           .51     11.85
2000                      11.85         .64           1.74        2.38         .68        --           .68     13.55
--------------------------------------------------------------------------------------------------------------------
TARGET MATURITY 2015 FUND
-------------------------
11/8/99* to
  12/31/99               $10.00       $ .04          $(.53)     $ (.49)      $  --     $  --         $  --    $ 9.51
2000                       9.51         .45           1.92        2.37         .03        --           .03     11.85
--------------------------------------------------------------------------------------------------------------------






Financial Highlights (continued)
FIRST INVESTORS LIFE SERIES FUND

                    -----------------------------------------------------------------------------
                                 R A T I O S  /  S U P P L E M E N T A L  D A T A
                    -----------------------------------------------------------------------------
                                                                 Ratio to Average Net
                                              Ratio to Average  Assets Before Expenses
                                                Net Assets+        Waived or Assumed
                                            --------------------  --------------------
                                                             Net                   Net  Portfolio
                      Total     Net Assets            Investment            Investment   Turnover
                   Return++  End of Period   Expenses     Income   Expenses     Income       Rate
                        (%)  (in millions)        (%)        (%)        (%)        (%)        (%)
-------------------------------------------------------------------------------------------------
HIGH YIELD FUND
---------------
1996                  12.56           $ 49        .85       9.43        N/A        N/A         34
1997                  12.47             60        .83       8.88        N/A        N/A         40
1998                   3.15             65        .83       8.93        N/A        N/A         42
1999                   4.95             68        .82       9.83        N/A        N/A         33
2000                  (6.36)            55        .82       9.97        N/A        N/A         30
-------------------------------------------------------------------------------------------------
INTERNATIONAL SECURITIES FUND
-----------------------------
1996                  15.23           $ 58       1.12       1.25        N/A        N/A         67
1997                   9.09             74       1.13       1.15        N/A        N/A         71
1998                  18.18             92       1.15        .75        N/A        N/A        109
1999                  31.46            127        .98        .76        N/A        N/A        118
2000                 (11.67)           119        .97        .55        N/A        N/A        132
-------------------------------------------------------------------------------------------------
INVESTMENT GRADE FUND
---------------------
1996                   2.84           $ 16        .60       6.47        .88       6.19         19
1997                   9.81             17        .60       6.54        .87       6.27         41
1998                   9.15             22        .68       5.97        .84       5.81         60
1999                  (2.53)            21        .68       6.12        .83       5.97         27
2000                   9.51             21        .68       6.87        .83       6.72         25
-------------------------------------------------------------------------------------------------
TARGET MATURITY 2007 FUND
-------------------------
1996                  (2.16)          $ 15        .60       6.05        .82       5.83         13
1997                  13.38             20        .60       5.91        .82       5.69          1
1998                  14.97             26        .67       5.18        .83       5.02          1
1999                  (9.39)            25        .69       5.47        .84       5.32          2
2000                  16.44             29        .67       5.77        .82       5.62          9
-------------------------------------------------------------------------------------------------
TARGET MATURITY 2010 FUND
-------------------------
4/30/96* to
  12/31/96            11.60           $  2        .60(a)    6.05(a)     .98(a)    5.67(a)       0
1997                  15.86              5        .60       5.88        .87       5.61         13
1998                  14.36              9        .67       4.90        .82       4.75          0
1999                 (11.73)             9        .71       5.48        .86       5.33          9
2000                  21.06             11        .70       5.72        .85       5.57         15
-------------------------------------------------------------------------------------------------
TARGET MATURITY 2015 FUND
-------------------------
11/8/99* to
  12/31/99            (4.90)          $  1       1.38(a)    4.24(a)    1.64(a)    3.98(a)       0
2000                  25.01              2        .72       5.38        .87       5.23         11
-------------------------------------------------------------------------------------------------






Financial Highlights (continued)
FIRST INVESTORS LIFE SERIES FUND

--------------------------------------------------------------------------------------------------------------------
                                                     P E R  S H A R E  D A T A
                    ------------------------------------------------------------------------------------------------
                                   Income from Investment Operations     Less Distributions
                      Net Asset  -------------------------------------          from                       Net Asset
                          Value               Net Realized              ---------------------                  Value
                    -----------         Net and Unrealized  Total from         Net       Net               ---------
                      Beginning  Investment Gain (Loss) on  Investment  Investment  Realized         Total    End of
                        of Year      Income    Investments  Operations      Income      Gain Distributions      Year
--------------------------------------------------------------------------------------------------------------------
UTILITIES INCOME FUND
---------------------
1996                     $11.74       $ .32          $ .78       $1.10       $ .27     $  --         $ .27    $12.57
1997                      12.57         .37           2.64        3.01         .36       .27           .63     14.95
1998                      14.95         .32           1.46        1.78         .35       .55           .90     15.83
1999                      15.83         .31           2.25        2.56         .33       .51           .84     17.55
2000                      17.55         .29           (.29)         --         .30       .86          1.16     16.39
--------------------------------------------------------------------------------------------------------------------






Financial Highlights (continued)
FIRST INVESTORS LIFE SERIES FUND

                    -----------------------------------------------------------------------------
                                 R A T I O S  /  S U P P L E M E N T A L  D A T A
                    -----------------------------------------------------------------------------
                                                                 Ratio to Average Net
                                              Ratio to Average  Assets Before Expenses
                                                Net Assets+        Waived or Assumed
                                            --------------------  --------------------
                                                             Net                   Net  Portfolio
                      Total     Net Assets            Investment            Investment   Turnover
                   Return++    End of Year   Expenses     Income   Expenses     Income       Rate
                        (%)  (in millions)        (%)        (%)        (%)        (%)        (%)
-------------------------------------------------------------------------------------------------
UTILITIES INCOME FUND
---------------------
1996                   9.57           $ 24        .60       3.48        .86       3.22         45
1997                  25.07             34        .67       3.12        .85       2.94         64
1998                  12.58             50        .73       2.61        .85       2.49        105
1999                  17.41             70        .65       2.12        .80       1.97         53
2000                   (.59)            81        .76       1.84        .81       1.79         50
-------------------------------------------------------------------------------------------------

(a) Annualized

  * Commencement of operations

 ** Based on average shares outstanding during the year

  + Some or all expenses have been waived or assumed by the investment adviser from commencement of operations through December 31, 2000 (Note 4)

 ++ The effect of fees and charges incurred at the separate account level are not reflected in these performance figures

See notes to financial statements





Independent Auditors' Report

To the Shareholders and Trustees of
First Investors Life Series Fund

We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of the thirteen Funds comprising First Investors Life Series Fund at December 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years or periods in the period then ended, and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Life Series Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. Where brokers have not replied to our confirmation requests, we have carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the thirteen Funds comprising First Investors Life Series Fund at December 31, 2000, and the results of their operations for the year then ended, the changes in their net assets for each of the two years or periods in the period then ended and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

                                                 Tait, Weller & Baker

Philadelphia, Pennsylvania
February 2, 2001




FIRST INVESTORS LIFE SERIES FUND

Trustees
------------------------
James J. Coy (Emeritus)

Robert M. Grohol

Glenn O. Head

Kathryn S. Head

Larry R. Lavoie

Rex R. Reed

Herbert Rubinstein

James M. Srygley

John T. Sullivan

Robert F. Wentworth


Officers
------------------------
Glenn O. Head
President

Concetta Durso
Vice President and Secretary

Joseph I. Benedek
Treasurer

Mark S. Spencer
Assistant Treasurer

Carol Lerner Brown
Assistant Secretary


The Cash Management Fund is a money market fund and seeks to maintain a stable net asset value of $1.00 per share. However, there can be no assurance that the Fund will be able to do so or achieve its investment objective. An investment in the Fund is neither insured nor guaranteed by the U.S. Government.




FIRST INVESTORS LIFE SERIES FUND

Shareholder Information
------------------------
Investment Adviser
First Investors Management Company, Inc.
95 Wall Street
New York, NY 10005

Subadviser (Focused Equity Fund only)
Arnhold and S. Bleichroeder, Inc.
1345 Avenue of the Americas
New York, NY 10105

Subadviser (Growth Fund and International Securities Fund only)
Wellington Management Company, LLP
75 State Street
Boston, MA 02109

Custodian
The Bank of New York
48 Wall Street
New York, NY 10286

Custodian (International Securities Fund only)
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036

Auditors
Tait, Weller & Baker
Eight Penn Center Plaza
Philadelphia, PA 19103

It is the Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 800-423-4026. The Funds will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

This report is authorized for distribution only to existing shareholders, and, if given to prospective shareholders, must be accompanied or preceded by the Fund's prospectus.